Exhibit 10.10


                           GLOBAL SETTLEMENT AGREEMENT


     This global settlement agreement is made and entered into this 29th day of April, 1998, by Idaho Consolidated Metals Corporation, Inc., Delbert Steiner and Elli Steiner, Theodore J. Tomasovich, individually and acting in his capacity as trustee of the Tomasovich Family Trust, AND BETWEEN Joe Swisher, Barbara Swisher, Idaho Mining and Development Company (IMD) and Silver Crystal Mines, Inc., hereinafter collectively referred to as "IMD Group."

     WHEREAS, the parties to this agreement are currently involved in numerous lawsuits, disagreements and contractual relationships which the parties have collectively determined should be terminated, resolved, dismissed with prejudice and/or revised as hereinafter set forth in order that the parties may pursue their respective business interests free of the uncertainties, inhibitions, risks, costs and aggravations of the aforementioned lawsuits, disagreements and contractual relationships; and,

     WHEREAS, each of the parties having been duly advised by counsel of their choice and being fully aware by their own judgment of the costs, losses and benefits of restructuring their legal and business relationships as and to the extent hereinafter provided,

     NOW, THEREFORE, in consideration of the covenants and promises hereinafter specified, the parties agree as follows:

     1. Except as hereinafter specified, in the following identified lawsuits all claims and counterclaims shall be dismissed with prejudice:

          a) Nez Perce County Civil Case No. 96-01908

          b) Nez Perce County Civil Case No. 97-00128

          c) Idaho County Civil Case No. 31318

     Concurrently with the execution of this agreement, each of the parties to the foregoing actions shall execute a stipulation for dismissal with prejudice of each of the above actions, and cause the same to be immediately filed with the Court for entry of an order consistent with the terms of this agreement and said stipulation. The sole exception to the dismissal with prejudice shall be those claims by or against Delbert and Elli Steiner personally, which shall be dismissed without prejudice. The stipulation shall specifically provide that each party shall pay their own attorney fees and costs, and shall have no claim against the other party to recover such costs and fees. The stipulation shall also specify that the dismissal with prejudice will bar either party from bringing an action on any additional claims or defenses which could have been brought by the parties on any of the underlying agreements or causes of action, including but not limited to any potential shareholder derivative actions against ICMC, its officers or directors.

     This settlement agreement is intended to fully and finally resolve any and all claims between ICMC, Tomasovich, Tomasovich Family Trust and the IMD Group which were or could have been raised in the above listed actions. The parties recognize that this settlement agreement cannot and does not affect the following lawsuits:

     a. Gumprecht & Witrak v. ICMC et al., Idaho County Case No. CV 31150

     b. Gumprecht v. IMD/Steiner, et. al., Idaho County Case No. CV 30534

     c. Gumprecht & White v. Steiner, et al., Idaho County Case No. CV 30968

     d. ICMC v. Magnuson, Nez Perce County Case No. CV 97-01749

Nothing in this agreement shall be considered to release any claims, cross-claims or defenses the parties to this agreement would be entitled to raise in the four lawsuits specifically excluded from this settlement agreement.

     2. In full and final settlement of all existing and potential claims between and among the parties to this agreement, ICMC shall pay to IMD the sum of $100,000.00, to be paid as follows:

          a. $50,000 by cashier's check or wire transfer to be delivered within two business days of the execution of this settlement agreement, the stipulations of dismissal, and the lease agreement described in paragraph 7 below, AND

          b. $50,000 to be held in trust by Clark and Feeney on behalf of ICMC and paid to IMD upon IMD's delivery of signed quitclaim deeds to the various mining claims more fully described in Paragraph 8 below.

     3. Excepting those rights and obligations created by this agreement, IMD, Joe Swisher, Barbara Swisher and Silver Crystal Mines, Inc. do hereby release and discharge ICMC and Theodore J. Tomasovich, both individually and as trustee of the Tomasovich Family Trust, from all claims, demands, and causes of action that IMD, Joe Swisher, Barbara Swisher and Silver Crystal Mines, Inc., ever had, now have, or may have in the future, known and unknown, or that anyone claiming by or through them may have or claim to have arising out of any agreements or alleged acts or omissions of ICMC or Theodore J. Tomasovich, both individually and as trustee of the Tomasovich Family Trust occurring prior to the date of this agreement, including but not limited to any potential shareholder derivative actions against ICMC.

     Excepting those rights and obligations created by this agreement, ICMC and Theodore J. Tomasovich, both individually and as trustee of the Tomasovich Family Trust, do hereby release and discharge IMD, Joe Swisher, Barbara Swisher and Silver Crystal Mines, Inc. from all claims, demands, and causes of action that ICMC and Theodore J. Tomasovich, both individually and as trustee of the Tomasovich Family Trust, ever had, now have, or may have in the future, known and unknown, or that anyone claiming by or through them may have or claim to have arising out of any agreements or alleged acts or omissions of those persons or entities herein collectively referred to as the IMD Group occurring prior to the date of this agreement.

     4. Upon execution of this agreement, the referenced lease, and the stipulations for dismissal, an authorized representative of ICMC will accompany an authorized representative of IMD to the Eckert Hill mine and millsite in Cottonwood, Idaho, to inventory and allow IMD to remove certain items of personal property from that site, which are identified in the following subparagraphs. Because the lease on Eckert Hill expires on June 28, 1998, removal must be completed no later than June 15, 1998.

          a. IMD will be entitled to remove all of the equipment and materials located at the Eckert Hill site not specifically excluded in subparagraphs 7(b) and (c), including but not limited to those items listed on Exhibit 1 attached hereto which are not also subject to the Gumprecht and Witrak security interest, which list is attached as Exhibit 2. No representation is made as to any items or property being located on such site; should the parties discover that items are missing, they agree to report those items as a theft to the Idaho County Sheriff's Department and to make a claim for loss from the insurer. IMD agrees to remove all chemicals and reagents from the Eckert Hill site. This commitment shall not be construed to impose any liability for environmental cleanup or any other liabilities therefrom at the Eckert Hill site for IMD Group.

          b. IMD shall not remove from Eckert Hill any items which were subject to the alleged security interest of Thomas Gumprecht and Bonnie Witrak, which are specifically described in the document attached hereto as Exhibit 2. The IMD Group will cooperate in granting to Gumprecht and Witrak access to all items listed in
               Exhibit 2 wherever they may be located, including but not limited to those items located at the Golden Eagle mine site or at Golden.

          c. IMD shall not remove the following items which are the property of ICMC:

               1. Main plant building, permanent fixtures and attachments thereto, including but not limited to the electrical system. To the extent that any items listed on Exhibit 1 are permanent fixtures or attachments, the parties agree to trade those items for other property located at such site to the extent such property is available. Pumps listed on
                    Exhibit 1 are not permanent fixtures.

               2. An unassembled metal building of approximately 80 feet by 110 feet and the hardware for that building.

               3.   Forklift.

               4.   One-ton Plastic batch system.

The IMD Group shall assume the risk of any damage to said personal property incurred during removal or afterward, and specifically agrees to reimburse ICMC promptly for any damage caused to the buildings or premises during the course of removal of the property. IMD will be permitted to remove the lumber and galvanized steel from the trailer cover and any unused lumber, miscellaneous plumbing parts and pipe, set materials or galvanized steel on site. IMD will provide insurance coverage for any persons employed by it to assist in the removal of the above equipment, and will indemnify ICMC from any claims whatsoever relating to said activity.

     5. IMD, Silver Crystal Mines, Inc., Joe Swisher and Barbara Swisher agree that subsequent to the execution of this agreement and for a period of three years thereafter, neither they nor any corporation or entity in which they own more than a five percent equity interest or more than five percent of all issued and outstanding shares of common stock, nor any entity in which they are an officer or director shall acquire any shares of stock in ICMC Corporation.

     6. ICMC agrees to transfer to IMD and Joe Swisher any ownership or licensing interest it has of any kind whatsoever in that certain process generally referred to as the Swisher-Br Process, and further acknowledges and agrees that ICMC's interest in said process shall be limited to the royalty interest more specifically set forth below. IMD and Joe Swisher represent and warrant that they are the owners of the Swisher-Br Process and that such process at present has not been licensed for use by any person or entity other than IMD and Swisher.

         IMD and Swisher agree to grant to ICMC a royalty of 2% of gross revenue from any use of the process, which shall include licensing use of the process. This royalty will be paid on any revenues generated by use of the process by any member of the IMD Group, any entity in which members of IMD Group hold an ownership interest, joint ventures in which members of the IMD Group are participating, and/or third parties.

     The royalty will be paid to ICMC on a quarterly basis. ICMC shall have the right to hire, at its own expense, an independent auditor to examine the records relating to monies received from the Swisher-Br process at any reasonable time upon not less than 10 days notice.

     7. As a full and final resolution of all issues between and among the parties relating to the Golden Eagle claim blocks, ICMC and IMD shall enter into the mining lease (attached as Exhibit 3) by which ICMC will lease from IMD all of IMD's interest in the mineral rights on the Golden Eagle claim blocks which are specifically listed in that lease. So long as the Cyprus Joint Venture is in effect, the initial term of that lease shall coincide with the remaining term of the Cyprus Joint Venture. The lease shall contain the following provisions:

          a. During the term of the Cyprus Joint Venture, IMD shall be entitled to a 40% share of all benefits (defined as all funds received by ICMC less costs assessed by Cyprus against these claims) derived from the Golden Eagle claim blocks.

          b. The parties acknowledge that ICMC is presently involved in a joint venture with Cyprus on these and a number of other claims in which the various members of the IMD group do not have an interest. A copy of that Joint Venture agreement is attached as
               Exhibit 4. In the event Cyprus sells or assigns its interest in that joint venture, all references to Cyprus shall be deemed to include that corporation's assignees.

          c. IMD Group will not participate in the Cyprus Joint Venture except as otherwise previously established and through their 40% sharing in benefits from the Golden Eagle claim blocks.

          d. IMD Group will not be responsible for any costs, risks, or debts of any kind created by Cyprus or ICMC via the Joint Venture or the lease of mineral rights on the Golden Eagle claim properties to ICMC.

          e. IMD Group will retain ownership and possession of all buildings, machinery, and equipment located at the Golden Eagle Mine, with the exception of those items subject to the Gumprecht and Witrak security interest listed in paragraph 4(b) above. IMD Group agrees to indemnify and hold harmless ICMC and Cyprus from any and all claims or actions relating to those buildings, including but not limited to the U.S. Forest Service.

          f. Subject to confirmation and approval by Cyprus, ICMC agrees to allow IMD Group to retain all placer mining rights and rights of ingress and egress to the Golden Eagle Claim property, so long as the activities do not interfere with the development of the lode systems and access necessary to that development; however, placer mining will not be interfered with unless compensation based on value contained in the placer deposit is made.

          g.   IMD Group further agrees to:

               (1) Provide ICMC and Cyprus with copies of placer permits and proof of bonding prior to commencement of any placer mining on the Golden Eagle claim properties;

               (2) For any mining operations conducted by IMD Group, IMD Group agrees to provide liability insurance in the amount $1 million with ICMC included as a loss payee, and to hold Cyprus and ICMC harmless for any such operations on the property;

               (3) Perform all reclamation necessary in areas disturbed by IMD Group after the execution of the lease agreement

          h. ICMC and Cyprus will properly bond all mining operations conducted by Cyprus or ICMC on the properties, hold IMD Group harmless from any such operations, and will be responsible for reclamation of areas disturbed by ICMC or Cyprus.

          i. ICMC will be responsible for performing all assessment work, maintenance fees, payments or transfer fees during the lease, including reimbursing IMD for small miner transfer fees.

     Upon termination of the Cyprus joint venture, ICMC will have the option to renew the lease for an additional five year term upon payment of $10,000 in accordance with the lease agreement attached as Exhibit 4.

     It is understood that IM&D has patent applications pending for the Golden Eagle, Golden Eagle 2 and Golden Eagle 3 properties. If approved, IM&D will have exclusive ownership of the surface. However, IM&D will not use such surface rights in a manner which would violate any of the foregoing agreements and will provide users of such property under the terms of the above-mentioned agreements the right of ingress and egress and such other access to the property as may be reasonable and necessary to carry out the terms intended in the foregoing agreements.

     8. With regard to the claims which are identified in Exhibit 5, ICMC, IMD, and Silver Crystal, Inc. shall enter into the operating agreements attached as Exhibits 6 through 9, which set forth in detail the ownership interests and the terms of the operating agreement between the parties thereto. The parties to these operating agreements agree that they will promptly take whatever actions are necessary to perfect title to said claims in names of ICMC and IMD in the percentage ownership listed. On any of such claims which ICMC or Cyprus have already relocated, ICMC shall quitclaim to IMD its percentage interest as listed.

     This agreement shall have no effect whatsoever on the parties' ability to locate mining claims open to relocation on properties other than those listed, even if said properties were previously held by one of the parties to this agreement.

     9. The parties acknowledge that there is an existing Letter of Agreement dated December 1, 1995, in which IMD and Del Steiner agree to sell and ICMC agrees to purchase the Mineral Zone Mining property located in the Elk City Mining District in Idaho County, Idaho. By virtue of this agreement and the stipulation to dismiss the actions specified, the parties agree that agreement will be voided. ICMC shall enter into a new agreement to purchase the Mineral Zone property from IMD and Delbert Steiner, with the purchase price to be determined as follows:

          a. Not later that five months from the execution of this Global Settlement Agreement, ICMC will retain the services of a qualified appraiser and request an immediate appraisal of the Mineral Zone property.

          b. In the event IMD does not agree with the valuation of ICMC's appraiser, it will immediately retain its own appraiser and obtain a valuation of the property.

          c. If the appraisers retained by the parties are unable to agree on a valuation, those two appraisers will appoint a third qualified appraiser to value the property. In the event the three appraisers are not able to agree on a valuation, the two values which are closest to one another shall be averaged to reach the purchase price.

     Within six months from the execution of this agreement, or immediately upon determination of the purchase price if that should occur more than six months from the signing of this agreement (the "Valuation Date"), ICMC shall pay to Steiner and IMD a payment equal to 3-1/2% of the purchase price as determined by the foregoing formula, to be applied toward the principal balance. Upon receipt of that payment, IMD and Steiner shall deliver a deed to ICMC for those claims. Six months from the Valuation Date, ICMC shall make a payment of an addition 3-1/2% of the purchase price, to be applied toward the principal balance. From that date forward, the principal balance shall bear interest at the rate of 7% per annum. Payments of interest only will be required quarterly until production commences on said property. Once the property is in production, then principal and interest shall be amortized by payment in equal quarterly installments based on the projected years of mine life. During the first twelve (12) months following the execution of the new Mineral Zone agreement, ICMC shall have the right with 30 days notice to IMD and Del Steiner to terminate the agreement to purchase the property based on ICMC's own internal assessment of the value of the property and production therefrom. If ICMC terminates the agreement, it will execute a quitclaim deed on said claims back to IMD and Steiner in the event ICMC elects to terminate.

     All remaining provisions of the December 1, 1995 Letter of Agreement which are not inconsistent with the terms set forth in this paragraph shall be incorporated into the new agreement on the Mineral Zone property. This purchase and sale of the Mineral Zone property will not be binding until such time as it has been approved by the Vancouver Stock Exchange. ICMC agrees to use best efforts to obtain said approval, and all parties to the Mineral Zone agreement will fully cooperate in making reasonable revisions or restructuring which are required by the VSE. Should the VSE fail to approve said agreement within one year, ICMC shall have an additional year in which to seek such approval, which will be pursued with diligence. In the event the VSE subsequently refuses to approve the new Mineral Zone Agreement, the remaining portions of this Global Settlement Agreement shall survive and remain in full force and effect. Provided, if approval from the VSE is not received within the time permitted or any extension thereof, all interest in the property will revert to IMD and Steiner.

     10. All parties shall concurrently execute any and all documents necessary to effectuate this agreement, including any quitclaim deeds or notices of abandonment which are required.

     11. Any controversy or difference of opinion related to this Joint Venture which cannot be mutually resolved by the parties shall be settled by arbitration in accordance with the rules then in effect of the American Arbitration Association and the decision of the arbitrator shall be binding.

     12. Should either party find it necessary to enforce any term or condition contained within this Agreement in a court of law or through arbitration, the prevailing party herein shall be entitled to an award of reasonable attorney's fees and costs to be taxed as part of any judgment awarded.

     IN WITNESS WHEREOF, the parties hereto have set their hands the day and year in this instrument first above written.

                             IDAHO CONSOLIDATED METALS CORPORATION


                              By:_____________________________________________
                                   President


                              ------------------------------------------------
                              Secretary


                              ------------------------------------------------
                              DELBERT STEINER


                              ------------------------------------------------
                              ELLI STEINER


                              ------------------------------------------------
                              THEODORE J. TOMASOVICH, individually, and as Trustee of the Tomasovich Family Trust

                         IMD GROUP:


                              ------------------------------------------------
                              JOE SWISHER


                              ------------------------------------------------
                              BARBARA SWISHER


                              IDAHO MINING AND DEVELOPMENT COMPANY


                              By:_____________________________________________
                                   Joe Swisher, President


                              SILVER CRYSTAL MINES, INC.


                              By:_____________________________________________
                                   Joe Swisher, President

STATE OF IDAHO           )
                         ) ss.
County of _____________  )

     On this ____ day of April, 1998, before me, the undersigned, a notary public in and for said state, personally appeared Delbert Steiner and Lori Cox, known and identified to me to be the President and Secretary, respectively, of IDAHO CONSOLIDATED METALS CORPORATION, an Idaho corporation, the corporation that executed the within instrument, and acknowledged to me that they executed the same for and on behalf of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ------------------------------------------------
                              Notary public in and for said State
                              Residing at:____________________________________
                              Commission expires:_____________________________






STATE OF IDAHO           )
                         ) ss
County of _____________  )

     On this _____ day of April, 1998, before me, the undersigned, a notary public in and for said state, personally appeared DELBERT STEINER known or identified to me to be the person(s) whose names are subscribed to the within instrument and acknowledged to me that he executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ------------------------------------------------
                              Notary public in and for said State
                              Residing at:____________________________________
                              Commission expires:_____________________________

STATE OF IDAHO           )
                         ) ss
County of _____________  )

     On this _____ day of April, 1998, before me, the undersigned, a notary public in and for said state, personally appeared ELLI STEINER known or identified to me to be the person(s) whose names are subscribed to the within instrument and acknowledged to me that she executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                              ------------------------------------------------
                              Notary public in and for said State
                              Residing at:____________________________________
                              Commission expires:_____________________________





STATE OF CALIFORNIA      )
                         ) ss
County of _____________  )

     On this _____ day of April, 1998, before me, the undersigned, a notary public in and for said state, personally appeared THEODORE J. TOMASOVICH, known or identified to me to be the person whose names are subscribed to the within instrument and acknowledged to me that he executed the same individually and as Trustee of Tomasovich Family Trust..

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                              ------------------------------------------------
                              Notary public in and for said State
                              Residing at:____________________________________
                              Commission expires:_____________________________

STATE OF IDAHO           )
                         ) ss
County of _____________  )

     On this _____ day of April, 1998, before me, the undersigned, a notary public in and for said state, personally appeared JOE SWISHER known or identified to me to be the person(s) whose names are subscribed to the within instrument and acknowledged to me that he executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                              ------------------------------------------------
                              Notary public in and for said State
                              Residing at:____________________________________
                              Commission expires:_____________________________






STATE OF IDAHO           )
                         ) ss
County of _____________  )

     On this _____ day of April, 1998, before me, the undersigned, a notary public in and for said state, personally appeared BARBARA SWISHER known or identified to me to be the person(s) whose names are subscribed to the within instrument and acknowledged to me that she executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ------------------------------------------------
                              Notary public in and for said State
                              Residing at:____________________________________
                              Commission expires:_____________________________

STATE OF IDAHO           )
                         ) ss.
County of _____________  )

     On this ____ day of April, 1998, before me, the undersigned, a notary public in and for said state, personally appeared _______________________ and ____________________________, known and identified to me to be the President and Secretary, respectively, of IDAHO MINING AND DEVELOPMENT COMPANY, an Idaho corporation, the corporation that executed the within instrument, and acknowledged to me that they executed the same for and on behalf of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                              ------------------------------------------------
                              Notary public in and for said State
                              Residing at:____________________________________
                              Commission expires:_____________________________






STATE OF IDAHO           )
                         ) ss.
County of _____________  )

     On this ____ day of April, 1998, before me, the undersigned, a notary public in and for said state, personally appeared __________________________ and ____________________________, known and identified to me to be the President and Secretary, respectively, of SILVER CRYSTAL MINES, INC., an Idaho corporation, the corporation that executed the within instrument, and acknowledged to me that they executed the same for and on behalf of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ------------------------------------------------
                              Notary public in and for said State
                              Residing at:____________________________________
                              Commission expires:_____________________________

                                    EXHIBIT I

                             TO SETTLEMENT AGREEMENT
                                 PARAGRAPH 4(A)

                    November 4, 1997 Letter from IMD to ICMC

                                     [Logo]
                        IDAHO MINING AND DEVELOPMENT CO.
                               IDAHO COUNTY, IDAHO
                                ROUTE 1, BOX 119
                             COTTONWOOD, IDAHO 83522
                                 (208) 962-7190

November 4, 1997



Directors and Officers
Idaho Consolidated Metals Corp.
P.O. Box 1124
Lewiston, Idaho  83501

Certified Mail:  P 441 447 670

Dear Sirs:

Idaho Mining and Development Co., Jean and Joe Swisher hereby make formal demand for the attached items and equipment located at the Eckert Hill mine and millsite located north of Cottonwood, Idaho.

The items listed are owned exclusively by the persons making this demand. These items and equipment have been held behind a locked gate with security patrols by Idaho Consolidated Metals Corp. since July of 1996.

1)   Ten (10) ton per day impact mill with electrical motor, skid mounted.
2)   Ingersol Rand wheel mounted wagon drill and drill steel.
3)   Four (4) sets electric trailer axles.
4)   Small wheel mounted shop compressor.
5) One (1) large G.E. transformer (not in circuit) 220/110 volts, serial no. 8530888.
6)   One large G.E. rectifier down to 1 volt capacity (not in circuit).
7)   Two (2) 800 gallon polyurathane tanks (new).
8)   Seven (7) tons used and new grinding balls (not in circuit)
9)   Two (2) wood stoves.
10)  One (1) rectangular 35 ton feed hopper with conveyor (in circuit).
11)  One (1) Three inch (3") Teel trash pump, new, 3600 rpm (in circuit).
12)  Three (3) electric motors 230/460 volts, 1750 rpm, 3 hp.
13)  Four (4) 230/460 volt electric motors, 1750 rpm, 3 phase, 7.5 hp.
14)  Fifty (50) lbs. welding rod.
15)  One (1) large counter in electrowinning building.
16)  Tables and chairs in electrowinning building.

Directors and Officers, ICMC
Page 2
November 4, 1997

17)  Lincoln welder and Wisconsin V-4 gasoline engine.
18)  Four  (4)   transformers,   480/230   volt,   located  main   building  and
     pump/polyurathane tank building.
19)  One (1) chemical pump, Americana serial & model no. 381082 (new).
20)  One (1) 12 volt electric charger.
21)  One (1) lab pulverizer (red) in electrowinning building and power unit.
22)  One (1) Syncrogen U.S. electric 3 hp motor and unit, serial no. 727191.
23)  One (1) 5 hp, Marathon motor 230/460 volts, serial no. 77503.
24)  One (1) 5 hp, Marathon motor 230/460 volts, serial no. 77502.
25)  One (1) 1/3 hp oxidant pump.
26)  Five (5) hard hats.
27)  Four (4) chains and four (4) binders.
28)  Welding gloves and welding glasses.
29)  One (1) 1/2 inch drill motor.
30)  Electric test equipment.
31)  Box of `O' rings.
32)  Large set of open end wrenches.
33)  Two (2) grease guns.
34)  One (1) large pipe wrench.
35)  One (1) extension ladder.
36)  One (1) Westinghouse 7 1/2 hp. 230/260 volt motor, serial no. 680B640659.
37) One (1) Marathon electric motor, 230/460 volts, 3 hp, 1750 rpm, 3 phase, 8.4/4.2 amps.
38) One (1) Marathon electric motor, 230/460 volts, 1730 rpm, 3 hp., 8.4/4.2 amps, 3 phase.
39) Three (3) Westinghouse electric motors, 230/460 volts, 7.5 hp, 22/11 amps, 3 phase, 1750 rpm.
40)  One (1) induction motor, 220/440 volts, 1 hp, 3.6/1.8 amps, 1735 rpm.
41)  One (1) Dayton motor, 3 phase, 5.2/2.6 amp, 230/460 volts, 1 hp, 1755 rpm.
42)  One (1) Teel centrifugal pump, 3600 rpm, sucture and discharge 3 inch.
43) One (1) pulley, 9 1/2 diam., 4 grooves. 44) Two (2) pulleys, 20 1/2 diam., 3 grooves.
45)  Fuses, six (6) 70 amp.

Directors and Officers, ICMC
Page 3
November 4, 1997

46)  Fuses, three (3) 225 amp.
47)  Fuses, three (3) 3 2/10 amp.
48)  Fuses, six (6) 100 amp.
49)  Fuses, three (3) 5 amp.
50)  Fuses, twelve (12) Res 30 amp.
51)  Fuses, three (3) Frs 30 amp.
52)  Fuses, three (36) Frs-r 30 amp.
53)  Fuses, eight (8) Nos 20 amp.
54)  Fuses, three (3) Frs 8 amp.
55)  Three (3) large U bolt ground clamps.
56)  Five (5) small U bolt ground clamps.
57)  One (1) large ground clamp.
58)  Sixteen (16) small ground clamps.
59)  Two (2) box ground clamps.
60)  Fuses, one (1) Res 200 amp.
61)  Fuses, three (3) Res 60 amp.
62)  Fuses, two (2) Frs 60 amp.
63)  Fuses, ten (10) Res 30 amp.
64)  Fuses, one (1) Frs 30 amp.
65)  Fuses, two (2) 20 amp.
66)  Fuses, seven (7) Res 15 amp.
67)  Fuses, one (1) Frs 8 amp.
68)  Fuses, one (1) Res 5 amp.
69)  Fuses, one (1) Frs 3 2/10 amp.
70)  Fuses, one (1) Crs 3 2/10 amp.
71)  Fuse links
72)  One (1) fusebox, 2 amp.
73)  One (1) 4 amp.
74)  Two (2) fusebox, 5 amp.
75)  One (1) fusebox, 20 amp.
76)  One (1) fusebox, 30 amp.
77)  Six (6) buss reducers.
78)  One (1) 40 amp circuit breaker.
79)  76 STD IND light, 120 volt, AC/DC.
80)  One (1) methane sensor.
81)  Two (2) switches in a box.
82)  One (1) Cutler Homer box.
83)  One (1) load buzzer, 120 volt, 6 hz, 18 amps.
84)  One (1) contact kit.
85)  [illegible]

Directors and Officers, ICMC
Page 4
November 4, 1997

86)  Eleven (11) 3/8 inch straight liquid tight connectors.
87)  Five (5) breakers, 20 amp.
88)  One (1) starter, 110 volts.
89)  One (1) magnetic switch.
90)  One (1) on/off switch.
91)  One (1) coil for magnetic switch.
92)  One (1) set of track rollers.
93) One (1) World Energy Series motor, 3 phase, 2 hp, 60 hz, 1155 rpm, 7.2/3.6 amps, 230460 volts.
94)  One (1) Century  motor,  3 phase,  10 hp, 60 cycle:  1750 rpm,  208-270/440 volts, 28.6-27/13.5 amps 50 cycle: 1460 rpm, 220/440 volts, 30/15 amps. 95)
     One (1) G.E. 3 phase motor, 10 hp, 60 cycle, 1750 rpm, 220 volt,  26.4/13.2 amp.
96)  One (1) Century motor, 3 phase, 60 cycle, 1140 rpm, 14 amp, 5 hp, 220 volt
97) One (1) Holt & O'Donnell motor, 3 phase, 15 hp, 60 cycle, 1750 rpm, 19.2 amp, 440 volt.
98)  One (1) G.E. motor, 3 phase, 5 hp, 60 cycle, 440 volt, 865 rpm, 7.47 amp.
99) One (1) Marathon electric with pump attached, 3 phase, 60 cycle, 3445 rpm, 230/460 volt, 36/18 amp.
100) Three (3) Teel industrial pumps, 1/2 hp, 60 Hz, 3450 rpm, 11.5 amp, 115 volt.
101) One (1) Teel effluent pump, 1/2 hp, 60 Hz, 115 volt, 11.5 amp, 3450 rpm.
102) One (1) MAC pump,  1/8 hp, 60-50 Hz, 2.3/1.3 amp,  115/230 volt,  3450/2850 rpm.
103) One (1) Wagner pump, 1/2 hp, 115/230 volt, 7.4/3.7 amp, 60-50 Hz, 1725 rpm.
104) One (1) Dayton pump, 115 volt, 6.0/4.2 amp, 1725/1140 rpm, 60 Hz, 1/3 hp.
105) One (1) U.S. electric motor with Banjo pump, 3 phase, 5 hp, 60 Hz, 1715 rpm, 14.4/17.2 amp, 230/460 volt.
106) One (1) Deko motor, 3 phase Goltz, 8.6/4.3 amp, 230/460 volt, 1750 rpm.
107) One (1) Baldor motor, 3 phase, 1140 rpm, 230/460 volt,  9.6/4.8 amp, 60 Hz,
     3 hp.

Directors and Officers, ICMC
Page 5
November 4, 1997

108) Two (2) G.E.  motor,  3 phase,  3 hp,  220/440 volt,  1725/1435  rpm, 60/50 cycle: 8.45/4.25 amp 9.8/4.9 amp.
109) One (1) Allis Chalmers 3 phase motor, 1 hp, 60 cycle, 1740 rpm, 2/1.5 amp, 220/440 volt.
110) One (1) Fair Bank Morse motor, 3 phase, 5 hp, 60 cycle, 1740 rpm, 13.8/6.9 amp, 220/440 volt.
111) One (1) Varidrive motor, 3 phase, 1 hp, 60 cycle motor: 1800 rpm, 4/2 amp; gear ratio 7.29 rpm min, 140/280 max
112) One (1) Dayton DC motor, 3/4 hp at 2500 rpm, amp dc arm 6.9, volts dc arm 102.
113) One (1) U.S. electric uniclosed motor, 3 phase, 230/460 volt, 60 cycle, 63.0/31.5 amp, 1760 rpm.
114) One  (1)  Balder  motor,  3  hp,  1750  rpm;  volts:  180A/200/100F;  amps:
     13.2A/.45/.9F.
115) One (1) Century pump motor with attached pump, 3 phase, 10 hp, 60 cycle, 3500 rpm, 26/13 amp, 230/460 volt.
116) One (1) Century pump motor with attached pump, 1 hp, 60 cycle, 3450 rpm, 230/460 volt, 6.5/13 amp.
117) One (1) World Power series motor, 3 phase, 1 hp, 1145 rpm, 3.6/1.8 amp, 230/460 volt with attached SKK gear motor, 1 hp, 60 cycle, output 45, ratio 1:2573.
118) Two (2) Dayton motors, 3 phase, 1725/1425 rpm, 208-220/440 volt, 2.2/1 amp,
     60-50 Hz, both with attached pumps with capacity charts.
119) One (1) Louis Allis Co. motor, 3 phase, 1 hp. 230/460 volt, 3.7/1.7 amp, 1745 rpm.
120) One (1) GM Delco 3 phase motor, 1 hp, 3.7/1.7 amp, 1745 rpm, 230/460 volt.
121) Two (2) G.E.  motors,  3 phase, 10 hp. 60-50 cycle,  1740/1450 rpm, 220/440 volt, 26.3/13.2 and 28.8/14.4 amp.
122) Four (4) screw type 1 1/2 inch white plastic vales.
123) Eight (8) 1/2 inch white plastic 90 degree elbows.
124) Six (6) 3/4 inch 90 degree white plastic elbows.
125) One (1) 90 degree white plastic 1 inch elbow.
126) Eight (8) 1 1/2 inch 90 degree white plastic elbows.
127) One (1) white plastic 2 inch 90 degree elbow.
128) One (1) 3 inch white plastic 90 degree elbow.
129) Two (2) 45 degree 1/2 inch white plastic elbows.
130) Four (4) 45 degree white plastic 3/4 inch elbows.
131) Nine (9) 2 inch 45 degree white plastic elbows.

Directors and Officers, ICMC
Page 6
November 4, 1997

132) Three (3) regular 2 inch white plastic valves.
133) One (1) 2 inch screw type white plastic valve.
134) Two (2) 1/2 inch female white plastic couplers.
135) Four (4) 3/4 inch white plastic female couplers.
136) Seven (7) white plastic 1 inch female couplers.
137) Two (2) 1 1/2 inch white plastic female couplers.
138) Eighteen (18) 2 inch white plastic female couplers.
139) Two (2) 1/2 inch white plastic male couplers.
140) Fifteen (15) 3/4 inch white plastic male couplers.
141) Three (3) 1 inch white plastic male couplers.
142) One (1) white plastic 1 1/4 inch male coupler.
143) Four (4) 1 1/2 inch white plastic male couplers.
144) Two (2) 2 inch white plastic male couplers.
145) One (1) 3 inch white plastic male coupler.
146) Eleven (11) 1/2 inch plain white plastic couplers.
147) Two (2) 3/4 inch white plastic plain couplers.
148) One (1) white plastic 1 inch plain coupler.
149) Three (3) 1 1/2 inch plain white plastic couplers.
150) Five (5) white plastic 2 inch plain couplers.
151) Three (3) 3 inch plain white plastic couplers.
152) One (1) 1/2 inch to 1/4 inch white plastic reducer.
153) Six (6) 1 inch to 3/4 inch white plastic reducer.
154) One (1) 1 1/4 inch to 1 inch white plastic reducer.
155) One (1) 1 1/2 inch to 1 1/4 inch white plastic reducer.
156) One (10) 1 1/2 inch to 1 inch white plastic reducer.
157) Nine (9) 2 inch to 1 1/2 inch white plastic reducer.
158) Eight (8) 2 inch to 1 inch white plastic reducer.
159) Four (4) 2 inch to 1 inch female white plastic reducer.
160) Three (3) 3/4 inch white plastic T's.
161) Two (2) 1 inch white plastic T's.
162) Three (3) 1 1/2 inch white plastic T's.
163) One (1) 2 inch to 1/2 inch white plastic reducing T.
164) One (1) 2 inch white plastic four way pipe.
165) Two (2) 3/4 inch white plastic plug.
166) One (1) 3/4 inch pipe plug.
167) Two (1) 1 inch white plastic plug.
168) Two (2) 1 1/4 inch white plastic plug.
169) One (1) 1 1/2 inch white plastic plug.
170) Two (2) 3/4 inch pipe with 90 degree female threads on one end.
171) [illegible]

Directors and Officers, ICMC
Page 7
November 4, 1997

172) Five (5) 1 inch pipes with 90 degree female threads on one end.
173) Three (3) 2 inch pipe with 90 degree female threads on one end.
174) Three (3) 1 inch to 3/4 inch 90 degree female reducers.
175) Two (2) 3/4 inch 90 degree male to female white plastic pipe.
176) Two (2) 6 inch 90 degree white plastic elbows.
177) One (1) 4 inch 45 degree white plastic elbow.
178) One (1) 6 inch 45 degree white plastic elbow.
179) One (1) 4 inch white plastic four way pipe.
180) Three (3) 4 inch white plastic couplers.
181) Four (4) 6 inch white plastic couplers.
182) One (1) 4 inch to 2 inch white plastic reducer.
183) One (4) 4 inch white plastic T.
184) Four (4) 3/4 inch female gray pipe valves.
185) One (1) 1 1/2 inch female gray pipe valve.
186) Three (3) 2 inch female gray pipe valves.
187) Twenty six (26) 2 inch plain gray pipe valves.
188) One (1) 3/4 inch 90 degree gray pipe elbow.
189) Seventy three (73) 2 inch 90 degree gray pipe elbows.
190) Two (2) 1 inch 45 degree gray pipe elbows.
191) Eighteen (18) 2 inch 45 degree gray pipe elbows.
192) One (1) 1/2 inch gray male coupler.
193) Seven (7) 2 inch gray male couplers.
194) Two (2) 3/4 inch gray Ts.
195) Two 92) 1 inch gray T's.
196) Eighteen (18) 2 inch gray T's.
197) Two (1) 1 inch gray unions.
198) Two (2) 2 inch gray unions.
199) Nine (9) 1 inch gray couplers.
200) Sixty (60) 2 inch gray couplers.
201) Three (3) 1 inch to 3/4 inch gray reducers.
202) Twenty (20) 2 inch to 1 1/2 inch gray female reducers.
203) Two (2) 6 inch to 2 inch gray reducers.
204) Three (3) 2 inch to 1 1/2 inch male/female reducers.
205) Thirty two (32) pair gray flanges.
206) Thirty three (33) 2 inch 20 foot gray pipe.
207) One (1) 1 1/2 inch pipe to hose.
208) Four (4) gray (schedule 80) valves with white (schedule 40) pipe.
209) Seven (7) gray (schedule 80) valves with 4 inch screw caps.
210) Thirty (30) plastic  electrical wall reciprocals.
211) Twenty (20) plastic [illegible] .

Directors and Officers, ICMC
Page 8
November 4, 1997

212) Twelve (12) two way electrical switches.
213) One (1) Industrial electric sump pump, 2 inch diaphragm pump with motor, serial no. HR-F5-21.
214) One (1) Great Lakes mobile home (office trailer) and contents with cover.
215) One (1) magnetic switch, 90-100 volt, 50 Hz.
216) One (1) on/off switch.
217) One (1) roll of heavy duty electrical wiring on spool.
218) One (1) coil for magnetic switch.
219) Two (2) 50 gallon barrels containing reagents (unpaid for).
220) Angle drive unit (gears).
221) Pallets.
222) Misc. conduit.
223) 4 inch flex piping.
224) Two (2) shovels.
225) One (1) rake.
226) Other misc. plumbing parts.
227) 8' x 12' storage building.
228) Two (2) tank stands.
229) One (1) portable toilet.
230) Roofing tin.
231) One (1) single cell agitation apparatus (for reagents) with electric motor.
232) Misc. scrap metal.
233) One (1) single cell mixing tank with agitator.
234) Misc. pipe.
235) Six (6) 55 gallon drums.
236) One (1) 250 gallon fuel tank with hose and nozzle.
237) One (1) porcelain sink with storage cabinet.
238) Wall shelves (10' x 20' x 12").
239) One (1) 110 portable heater.
240) Two (2) catch bins.
241) 4' x 10' counter with shelving and storage underneath.
242) One (1) carbon electrowinning plate.
243) Misc. 6" stove pipe.
244) Gasoline and diesel lockable faucets.
245) Six (6) wooden pallets.
246) Misc. hand tools.

Directors and Officers, ICMC
Page 9
November 4, 1997

247) Two (2) shovels.
248) Two (2) pipe wrenches.
249) Other misc. electrical parts.

Plus other items upon inspection of premises.

As previously stated, this is a formal demand for the aforementioned listed items and equipment located at the Eckert Hill mine and millsite located north of Cottonwood, Idaho.

Cordially,


/s/ Joe Swisher
Joe Swisher
President

JS/b

cc:      Robert Covington, III
         Thomas Paul Clark

                                    EXHIBIT 2

                             TO SETTLEMENT AGREEMENT
                                 PARAGRAPH 4(b)

                   List of items in which Gumprecht and Witrak
                             held security interest

                  IDAHO MINING & DEVELOPMENT COMPANY APPRAISAL
                                Cottonwood, Idaho
                         September 27, 1990 and Updated



*1 only       36" x 36" Reciprocating Feeder, shop made                                       $   6,500.00
*1 only       18" x 36" Union Iron Works Jaw Crusher, blake type, plain bearing, with
              40 HP motor                                                                        10,000.00
*1 only       36S Telsmith Cone Crusher, with 30 HP motor                                        28,000.00
1 only        Fabricated Steel Ore Bin, approximately 30 Ton capacity                             5,250.00
1 only        24" x 50' Channel Frame Conveyor, complete with 10 HP electric drive
                                                                                                  6,250.00
1 only        5' x 42" Union Iron Works Conical Ball Mill, scoop feed, trunnion overflow discharge, steel liners with 30 HP electric motor through a
              Western Gear reducer, all mounted on a structural steel base
                                                                                                 32,500.00
1 only        54" x 22' Akins Spiral Classifier, with 10 HP motor                                 7,500.00
2 only        12" dia. x 12' high Steel Agitator Tanks, open top with two 5 HP Denver agitator drives with shafts and 3' dia. propellers @ $15,000.00 each
                                                                                                 30,000.00
5 only        7,000 gallon Solution Storage Tanks @ $3,500.00 each                               17,500.00
1 only        10" dia. x 10' Filter Tank, on stand with winch for dumping                        12,250.00
1 Lot         PVC Piping from Ball Mill to Filter Tanks to Storage Tanks and other
              miscellaneous hardware                                                              8,550.00
6 only        750 gallon Polyuranthane Tanks, with filters, pumps, and connecting                11,100.00
              plumbing of PVC pipe @ $1,850.00 each
**1 only      Building housing the 24 x 30 Plastic Tanks                                         11,500.00
1 only        10,000 gallons Makeup Water Storage Tank                                           11,250.00
1 only        190 KW General Motors Diesel Generator Set on Skid and including                   17,500.00
              Generator Building




**1 only      Electro Winning Building with (2) only 20' x 24' additions                         35,000.00
**1 set       Special Floor Liners installed in Building                                          2,850.00
1 only        Water Heater in Building                                                              350.00
8 only        Solution Chambers, Filter Pumps, Heaters and all Plumbing, Plates and              23,000.00
              Hangers @ $2,875.00 each
1 only        D.C. Power Supply in Building                                                       3,500.00
1 Lot         Electrical Wiring, Switch Gear and Controls                                        11,325.00
1 Lot         Lab Equipment, Including chemicals, ore preparation equipment, glassware
                                                                                                 23,500.00
1 only        Model 303 Atomic Absorption Machine                                                12,000.00
1 Lot         Foundations, Cement Work and Site Preparation                                      10,250.00
1 only        Flygt Submersible Pump, 10 HP                                                       3,500.00
2 only        1,000 gallon Plastic Cone Tanks @ $3,000.00 each                                    6,000.00
1 only        Portable 600 CFM Worthington Compressor, diesel powered                             7,500.00
1 only        Steam Generator                                                                     3,250.00
1 only        Ion Exchange and Stripping Unit, complete with all tanks and accessory
              equipment                                                                          27,000.00
3 only        15' x 8' Denver Thickener Mechanism with rubber lined tank, shaft, rakes,         225,000.00
              3 HP/440 volt motor and reducer, manual lifters and launders @ $75,000.00 each
                                                                                       TOTAL   $609,675.00

*    The above items were not personally inspected by Eugene W. Brower

**   Only have value for use on this Site.

                           HELENA SILVER MINING, INC.
                                Clinton, Montana
                                  May 12, 1993


1 only        2'6" x 4' Single Deck Vibrating Scalping Screen                                  $  3,000.00
1 only        8" X 12" Jaw Crusher with Plain Bearing (no name) with 30 HP electric drive motor and extra sheave to drive above screen
                                                                                                  7,500.00
1 only        12' x 10' Flat Under Conveyor, channel frame and electric drive (appears            1,500.00
              to be all part of Crusher frame)
1 only        18" x 20' Channel Frame Conveyor with 5 HP electric motor and Dodge shaft
              model reducer                                                                       2,250.00
1 only        16" x 15" Double Roll Crusher with 20 HP electric motor and Jones                   8,500.00
              Parallel Shaft gear reducer with chain drive and enclosed gear drive between rollers
1 only        12" x 5' Belt feeder (to Ball Mill from Course Ore Bin) channel frame
              (heavy duty), new vari drive and 2 HP electric motor
                                                                                                  4,250.00
1 only        5' x 4' Denver Type "A" Ball Mill, scoop feed, overflow discharge, spare gear (85%), 50 HP electric motor and V-flat drive to pinion shaft, manual clutch on pinion shaft, shaft, steel liners (75 to 80%)
                                                                                                  35,000.00
1 1/2Tons     New 2" Grinding Balls @ $450.00 per ton                                               675.00
1 only        9" x 16" Denver Duplex Mineral Jig with electric motor                              3,750.00
1 only        27" x 15' Simplex Rake Classifier with electric drive                                 750.00
1 bank of 6   Denver #18 Sub A Flotation Cells with wood tanks and 2 bearing shaft assembly,  3 - 3.5 HP Westinghouse  electric motor drive (1 motor per 2 cells)(Very old - salvage for parts) LOT
                                                                                                  1,000.00



PAGE #2



1 bank of 4   Denver #21 Sub A Flotation Cells, complete with 2 - 7.5 HP electric motor drives, complete units, S/N 14211 @ $4,200.00 each
                                                                                                 16,800.00
3 only        Clarkson Reagent Feeders, Model E-1 @ $450.00 each                                  1,350.00
1 only        2-cell Reagent Mixer with electric powered agitator, (shop made)                    1,250.00
1 only        2" Denver Sand Pump with 5 HP electric motor                                        3,750.00
1 only        12' x 8' Denver Thickener with open type worm drive, rake assembly and             22,500.00
              electric power, wood stove tank, manual lift
1 only        2" Simplex Diaphram Pump for underflow of thickener with 3/4 HP electric            1,500.00
              motor
1 only        4' dia. X 3.5' Denver Drum Filter, knife discharge, agitator tank,                  6,500.00
              electric drive
1 only        Robusch Vacuum Pump, S/N 2682, with 30 HP electric motor drive                      2,500.00
1 only        Filter package consisting of filtrate pump and receiver, vacuum receiver,           3,500.00
              all valves and gauges
1 only        20 HP Quincy Air Compressor, mounted on horizontal air receiver                     1,200.00
1 only        12' x 10' Channel frame Conveyor (discharge from drum filter) with                  1,200.00
              electric drive
1 only        17' x 30' Wood frame Conveyor (to concrete bin) with electric drive                 1,200.00
1 only        18' x 12' Channel frame Conveyor with electric drive (load out under                1,575.00
              concentrate bin)
1 only        2 Ton Jet Electric Chain Hoist with pendent control on trolley (in shop)            1,250.00
1 only        2 Ton Beebe Electric Chain Hoist with pendent control on trolley (in Mill           1,250.00
              Building)
1 only        4' x 3' Horizontal Centrifugal Fire Pump with surge tank and electric               2,750.00
              drive


PAGE #3


1 only        1 1/2" x 1" Jacuzzi Centrifugal Motor Pump with electric drive, 5 HP                1,200.00
1 only        2" x 1 1/2" Century Centrifugal Water Pump with 1.5 HP electric motor                 600.00
3 only        100KW Single phase Transformers with primary of 4,160 volt, secondary 480           2,700.00
              volt (on pole for incoming power)
              @ $ 900.00 each
1 Lot         Electric starters, push button controls, in building transformers, lighting fixtures and infra-red heater, wiring and conduit (all this materials is in very good condition and extremely well done)
              LOT VALUE
                                                                                                 50,000.00
1             Office Building consists of 4 main rooms, toilet, storage closets, with            21,500.00
              baseboard heaters (this unit is movable)
1             Assay Office Building with 1 storage cabinet, toilet, exhaust hoods, work          12,500.00
              bench, baseboard heat (this building is movable)
1             Mill Building.  Wood frame construction, designed to handle equipment               5,000.00
              described above with ore bits, shop area and insulated overall and with heating system.  (Not movable-salvage)
                                                                             TOTAL             $234,500.00

              Cottonwood Value                                                                 $609,925.00
              Helena Silver Mining Value                                                       $234,500.00
                                                                             GRAND TOTAL       $844,425.00


                             ADDITIONAL EQUIPMENT AT
                     GOLDEN EAGLE AND COTTONWOOD PLANT SITES
                                  MAY 20, 1993



1 only               8' x 16' Wilfrey Concentrating Table (Reconditioned)                       $18,250
1 only               4' x 3' Denver Ball Mill (Reconditioned) 100% w/power                      $35,000
1 only               4' x 30' Trommel w/ Power Unit mounted on
                     8' x 50' Fruehauf Trailer (Reconditioned)                                  $65,000
1 only               24' x 8' Belt Feeder-- heavy duty & HP electric motor                       $6,500
1 only               Allis Chalmers Steel Ore Bin w/ Shaker Feeder and 15 HP electric motor--    $8,500
                     40 ton capacity
1 only               Reconditioned GMC 671 Power Unit with duel clutches                         $8,250
1 only               12" x 20" Denver type Jaw Crusher w/ Roller Bearings (90%)                 $15,000
1 only               20,000 gallon Storage Tank                                                 $22,000
1 only               Reconditioned (like new) Model 303 Atomic Absorption Unit                   $9,500
1 only               3" Simplex Diaphragm Pump w/3/4HP electric motor                            $1,500
1 only               24" x 24" Deriver Duplex Mineral Jig w/ electric motor (New diaphragms      $6,000
                     and reconditioned)
1 only               12' x 20' Heavy Rail.  4' Pass Ore Grizzly                                  $6,250
1 only               190 HP Allis Chalmers Power Plant w/ gear and clutch assemblies            $10,600
                     (reconditioned 1993)
1 only               Used Elmco Horizontal Vacuum Bell Extractor, 36" wide x 45' long.  With    $45,000
                     electric drive vacuum pump and drive, filtrate pump and drive.  All wetted parts stainless steel
                     Total Additional Equipment-- GE and Cottonwood                            $257,250
                     Cottonwood, Idaho Value                                                   $609,925
                     Helena Silver Mining-- Clinton, Montana                                   $234,500
                     REVISED GRAND TOTAL                                                     [Illegible]
                     -------------------


IDAHO CONSOLIDATED METALS
------------CORPORATION----------



                             LETTER OF UNDERSTANDING


     Idaho Consolidated Metals Corporation of Lewiston, Idaho (hereinafter "the Company") and Dr. Thomas Gumphrecht and Dr. Bonnie Witrak, husband and wife, (hereinafter "the Doctors") have entered into a financial agreement. Said agreement to be formalized by note and collateral list once the entire financing package being sought as a bridge loan mechanism is in place. The parties hereto are aware a large private placement financing is being done by the Company under the auspices of Section 505, Reg. D of the Securities Exchange Commission, in which financing is being sought by several professional groups who specialize in financing for entities with the business development of the Company. The Company is bridging operating expenses and acquisition costs of the Dean Mine in Nevada pending conclusion of the entire 505 Reg D placement.

     As part of the arrangement, the Doctors have agreed to loan to the Company the amount of $250,000. Said amount to be used in concluding the larger amount necessary for the bridge financing to meet the Company's needs.

     The Company hereby agrees to collateralize said $250,000 package with the plant and equipment located at Cottonwood, Idaho, referred to as the Eckert's Hill or Cottonwood Plant. The attached list of equipment with the salvage value of approximately $1,200,000 represents the actual collateral used herefore.

     The Company further agrees to maximize the Doctors return on this timely investment based on the degree of help and benefit said loan provides to the Company.

     All of the terms required to accomplish the formalities for this agreement shall be formalized as mentioned above and shall include said before mentioned consideration and will include but not be limited to all costs to the Doctors for use of the funds, along with payment of a reasonable return therefore. In the event any financial difficulty or other difficulty is encountered by the Company which could affect the collateral for the Doctors, they shall have priority in the collateral based on this Letter of Understanding in the event the formal required documents are not yet in place.

     IN WITNESS WHEREOF the parties have executed this Agreement this 19th day of October, 1995.

                                    "The Company"


                                    By  /s/ Del Steiner
                                    Del Steiner, President and CEO for Idaho
                                    Consolidated Metals Corporation

APPROVED:


/s/ Dr. Thomas Gumprecht
-------------------------------------
Dr. Thomas Gumprecht


/s/ Dr. Bonnie Witrak
-------------------------------------
Dr. Bonnie Witrak

                                    EXHIBIT 3
                             TO SETTLEMENT AGREEMENT
                                   PARAGRAPH 7



                  Lease agreement on Golden Eagle claim blocks

                     EXPLORATION AND MINING LEASE AGREEMENT

     THIS AGREEMENT, entered into this 29TH day of April, 1998, by and between IDAHO MINING AND DEVELOPMENT COMPANY, a corporation, hereinafter called "Lessor", and IDAHO CONSOLIDATED METALS CORPORATION, a foreign corporation, hereinafter called "Lessee".

     W I T N E S S E T H:

     Lessor is the co-owner in control of two hundred nine (209) unpatented claims as more fully set forth in the attached Exhibit A situated in the Orogrande Mining District, Idaho County, Idaho, including the surface and subsurface thereof, and all ores and minerals thereon and thereunder.

     This Agreement will set forth all of the terms and conditions under which Lessor grants to Lessee a lease in reference to the Claims, for the purposes, and for the term, hereinafter provided.

     The parties hereto understand Lessee shall immediately assign this lease to an existing Joint Venture with Cyprus Gold discussed further herein. The parties intend for this Lease to conform to the terms of the Cyprus Joint Venture and if there is a conflict, the Cyprus document shall control for so long, as the Joint Venture between Cyprus Gold and Lessee is in effect.

     IN CONSIDERATION of the covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Lessor, the above parties agree to the following:

SECTION 1.  LEASE

     Lessor hereby grants, leases and demises the claims unto Lessee, its successors and assigns, for the term and for the purposes hereinafter provided, including, but without being limited to all ores, minerals, and mineral rights, and all water and water rights, in, upon and under the Claims, and all right, title and interest which may be acquired by or for Lessor, or any of them, in or pertaining to the Claims or any part thereof, during the term of this Agreement, except those specific reservations contained in Sections 11 and 12 of this agreement.

SECTION 2.  TITLE TO CLAIMS

     Lessor covenants and represents that Lessor is the co-owner and controller of the claims as set forth in the attached Exhibit A and has provided Lessee all of Lessor's title information and



Exploration and Mining Lease Agreement
Page 1
related documents. Lessor does not make title representation beyond those specifically disclosed thereby.

     Lessor further covenants and represents that all of the unpatented Claims have been located in compliance with the laws of the state in which the Claims lie, and with all laws of the United States of America governing location of the Claims, and that Lessor has performed all assessment work or paid or knows all maintenance fees have been paid, required by law to maintain title to the unpatented Claims in Lessor to the date hereof.

     Lessor shall cooperate and do everything, in his power to put title in a marketable state. Expense to be borne by ICMC.

SECTION 3.  TERM

     The term of this Lease is for an initial period to coincide with the term of that certain J.V. entered into on June 13,1997 by and between CYPRUS GOLD EXPLORATION CORPORATION, a division of CYPRUS AMAX MINERALS COMPANY, and IDAHO CONSOLIDATED METALS CORPORATION, (hereinafter "the Cyprus J.V.")

     At the conclusion of the Cyprus J.V., Lessee shall be entitled to lease the property for an additional 5 year period by meeting the additional conditions and terms specified herein extendable for an additional 5 years. In the event Lessee puts the property into production, the lease shall last for the life of the mine.

     a. Consideration: During the Cyprus J.V. term of the Lease, Lessor shall be entitled to: during the term of the Lease, Lessor shall be entitled to a 40% share of all benefits (defined as all funds received by ICMC less costs assessed by Cyprus against these claims) derived from the Golden Eagle claims blocks. (See Exhibit "A")

     b. Payments: All payments to be made by Lessee to Lessor hereunder may be made by Lessee's check or draft mailed or delivered to Lessor at Lessor's address for notice purposes, or as set forth below, or for the account of Lessor at such bank or banks, or elsewhere, in one of the United States, as Lessor may designate from time to time by written notice to Lessee. Such bank or banks



Exploration and Mining Lease Agreement
Page 2
shall be deemed the agent of Lessor for the purpose of receiving, collecting and receipting, for such payments.

SECTION 4.  PURPOSES

     The purposes of this Agreement are to convey to Lessee, its successors and assigns, the right to enter into and upon the Claims, and each and every part thereof, so long as this Agreement remains in effect, and to explore for, develop, mine, remove, leach in place, treat, produce, ship and sell, for its own account, all ores and minerals which are or may be found therein or thereon.

     Lessee and its assignee are hereby granted the right to make any use or uses of the Claims consistent with the foregoing purposes, including, but not limited to, the full right, authority and privilege of placing and using therein excavations, openings, shafts, ditches and drains, and of constructing, erecting, maintaining, using, and at its election, removing, any and all buildings, structures, plants, machinery, equipment, railroads, roadways, pipelines, electrical power lines and facilities, stockpiles, waste piles, tailings ponds and facilities, settling, ponds, and all other improvements, property and fixtures as may be necessary, convenient, or suitable for mining, removing, beneficiating, concentrating, smelting, extracting, leaching, refining and shipping of ores, minerals or products thereof, or for any activities incidental thereto, or to any of the rights or privileges of Lessee hereunder.

     Lessee and its assignee are further granted the right, insofar as Lessor lawfully may grant the right, to divert streams, to remove lateral and subjacent supports, to cave, subside or destroy the surface or any part thereof, to deposit earth, rocks, waste, lean ore and materials on any parts of the Claims where it will not interfere with mining, to leach the same, and to commit waste the extent necessary, usual or customary in carrying out any or all of the above rights, privileges and purposes; IT IS PROVIDED, however, that if any of the mining operations hereunder result in damage to Lessor's buildings or personal property existing on the Claims on the date this Agreement is executed, Lessor shall be reimbursed for the reasonable value of the same.

     Lessee or its assignee shall explore, conduct geological and geophysical investigations, drilling, or otherwise seek, in the manner and to the extent that they, in their sole discretion, deems



Exploration and Mining Lease Agreement
Page 3
advisable, to locate and develop ores, minerals, and metals In commercial quantities in and upon the Claims.

SECTION 5.  DEFINITIONS

     The following defined terms, wherever used in this Agreement, shall have the meaning set forth below:

     a. "Lessor" shall mean all persons individually and collectively, having an interest in the Claims and executing this Agreement, or a counterpart hereof, other than Lessee.

     b. "Ore" shall mean material from the Claims, the nature and composition of which, in the sole judgment of Lessee, justifies either (1) mining, or removing from place during the term of this Agreement, and shipping and selling the same, or delivering the same to a processing plant for physical or chemical treatment, or (2) leaching in place during the term of this Agreement.

     c. "Waste" shall mean earth, rock or material mined or removed from place in the Claims during the term of this Agreement, but which is not ore as defined above.

     d. "Product" shall mean the following:

          1. all ore mined or removed from place in the Claims during term hereof and shipped and sold by Lessee prior to treatment, and

          2. all concentrates, precipitates, and mill products produced by or for Lessee from ore mined or removed from place in the Claims, or from ore leached in place in the Claims, during the term of this Agreement.

SECTION 6.  BOUNDARY INTERESTS

     If any mining interests are located or acquired by Lessor, within the Cyprus J.V. area of influence as designated by the Cyprus J.V., or are adjudged to be owned by Lessor by a court of competent jurisdiction, prior to the expiration of this Agreement, Lessor forthwith shall notify Lessee in writing, describing each such Boundary Interest. With respect to any other interests owned, located or acquired by Lessor, within the J.V. area of influence, limited to the Petsite, Eagle and Golden Eagle mining claim blocks, Lessee shall have the right at its option to elect to have any or all of these Interests made apart of the Claims as though specifically described in the description



Exploration and Mining Lease Agreement
Page 4
of the claims in this Agreement. Any Boundary Interests included within this Agreement shall be subject to the right of the Lessee to explore, develop and mine the same.

     If Lessee elects to have any Boundary Interests made a part of the Claims hereunder, it shall mail or deliver to Lessor, within sixty (60) days after receipt of each such notice from Lessor, written notice of such election. Lessee's election shall be effective upon mailing, or delivering, the above notice to Lessor.

     Any additional undivided interest in the Claims originally subject to this Agreement acquired by Lessor shall become subject to all terms and conditions of this Agreement upon the giving by Lessee of the above-described notice of election. Lessee shall have no obligations to Lessor or others concerning any other Boundary Interests, except to perform annual assessment work or pay fees, in the manner set forth hereunder, on all unpatented mining claims wholly owned by Lessor within the Boundary Interests which Lessee elects to include as part of the Claims, all subject to the hereafter provisions concerning assessment work.

SECTION 7.  ANNUAL ASSESSMENT WORK

     Lessee's assignee shall perform all annual assessment work, and if required, pay maintenance fees and other costs required by law to hold the unpatented claims listed under Exhibit A hereto for each assessment year, as defined by statute, and ending upon the date the Cyprus J.V. expires. Lessee shall then perform assessment work for any additional term or terms of this Agreement in accordance with State and Federal regulations.

     If this Agreement expires or is terminated after the first day of July in any assessment year, Lessee shall perform the required assessment work or pay the maintenance fees for the claims listed under Exhibit A hereof, and shall have the right to enter onto the unpatented claims at any time or times during the remainder of said assessment year to perform or complete the above-required assessment work for said assessment year, without payment or other obligation or Lessor or others.

     Lessee shall provide documentation to Lessor of all payments, filings, or other related claim maintenance documentation provided to Lessee by Cyprus pursuant to the required of the Cyprus J.V.



Exploration and Mining Lease Agreement
Page 5

SECTION 8.  PATENT PROCEEDINGS

     Lessee recognizes Lessor has a current patent application In place for three (3) of the unpatented mining claims. They are Golden Eagle, Golden Eagle 2 and Golden Eagle 3. Lessor shall have all rights necessary to perfect said patent. Lessor upon perfection of patent shall have exclusive ownership of all surface rights subject only to lease of mineral estate and rights of Lessee to ingress and egress for purpose of mineral exploration and development. Along those lines enumerated in paragraph 7 (f) and (g) of the Global Settlement Agreement signed between the parties. Said agreement is attached hereto and made a part thereof SECTION 9. EXCLUSION OF A PORTION OR PORTIONS OF THE CLAIMS

     At any time during the term of this Agreement, Lessee may exclude from the provisions of this Agreement any unpatented claim or claims covered hereby by giving notice of the same in writing to Lessor, but in such event this Agreement shall be deemed to continue in full force and effect as to any and all remaining Claims. Upon and after the giving of such notice:

     1. the term "Claims" as used herein shall not include the claims so dropped and excluded;

     2. Lessee shall surrender possession of such excluded claims to Lessor and shall execute and deliver to Lessor such instruments as may be reasonably necessary to evidence the relinquishment by Lessee of any interest in such claims, and Lessee shall have no further obligations with respect to such Claims except as otherwise provided in Section 11 hereof (relating to assessment work). Relinquishment or exclusion of any of the Claims by Lessee shall not reduce consideration to Lessor required hereunder.

     3. Lessee has agreed that Lessor shall have certain placer mining rights as enumerated in the Global Settlement Agreement paragraphs 7(f) and
          (g) as attached and made a part hereof.

SECTION 10.  TAXES

     Lessee shall pay promptly before delinquency all taxes, if any, and assessments, general, special, ordinary and extraordinary, that may be levied or assessed during the term of this Agreement



Exploration and Mining Lease Agreement
Page 6
upon the Claims subject to this Agreement, and upon all ore and Product therefrom. All such taxes for the year in which this Agreement is executed, and for the year in which this Agreement terminates, shall be prorated between Lessor and Lessee. Lessee always shall have the right to contest in the courts or otherwise, in its own name or in the name of Lessor, the validity or amount of any such taxes or assessments, if it deems the same unlawful, unjust, unequal or excessive, or to take such other steps or proceedings as it may deem necessary to secure a cancellation, reduction, readjustment or equalization thereof, before it shall be required to pay the same. Lessee shall not permit or suffer the Claims or any part thereof to be conveyed, or title lost to Lessor, as the result of nonpayment of such taxes or assessments. Lessee shall, upon request, furnish to Lessor duplicate receipts for all such taxes and assessments when paid.

     Lessee shall not be liable for any taxes levied on or measured by income, or taxes applicable to Lessor, based upon payments under this Agreement.

     Nothing, in the foregoing shall be construed to obligate Lessee to pay such portion of any tax as is based upon the value of improvements, structures, or personal property made, placed or used on any part or parts of the Claims by or for Lessor or by an owner or lessee of surface rights other than Lessee. If Lessor receives tax bills or claims which are the responsibility of Lessee hereunder, the same shall be promptly forwarded to Lessee for appropriate action.

SECTION 11. REPORTS, INSPECTION

     a.   Annual Reports

     Lessee shall deliver, each year during the term hereof, to Lessor requesting the same, copies of such maps, cross sections, and other engineering data concerning the quality and location of ore and material mined from the Claims as Lessee customarily prepares or obtain for its own records, which information shall not require preparation of special records or reports by Lessee. This information shall be furnished, if requested, on or before the second day of June in each year during the term hereof, and the data contained therein shall be stated as it existed at the close of the preceding calendar year.

     Lessee shall not be required to disclose its own current estimates and calculations of the grade and tonnage of ore reserves.




Exploration and Mining Lease Agreement
Page 7

     Lessor is familiar with and agrees to adhere to all information disclosure requirements set out in the Cyprus J.V.

     b.   Quarterly Reports of Production

     On or before the first day of each January, April, July and October during the term hereof, Lessee shall deliver to Lessor detailed statements for the preceding calendar quarter, showing separately the respective quantity and average analysis of Product produced from the Claims during such quarter.

     Lessee shall  deliver to Lessor the  quarterly  statements  required  under
Section 3, above, showing, calculation of Lessee's payments from Cyprus, if any, for calculation of payments to Lessor.

     c.   Reports on Termination

     Upon termination of this Agreement, Lessee shall deliver to Lessor a report of all exploration conducted by Lessee or its assignee, on or in that part of the Claims as to which this Agreement is being terminated. This report shall show the location of all such exploration work, the results thereof, the character of any ore encountered, and Lessee's analysis of such ore; it is provided, however, that in its above reports upon termination, Lessee shall not be required to disclose information concerning, or which might tend to reveal processes, techniques or equipment developed by or for Lessee, or with which it may be experimenting, or any processes, techniques or equipment which it is under obligation to any other person or company not to reveal.

     d.   Inspection

     Lessor and its authorized agents, at Lessor's risk and expense, at all reasonable times, may enter upon the Claims to inspect the same, and to measure the quantity and quality of ore mined therefrom or remaining therein, provided that Lessor shall not unreasonably or unnecessarily hinder or interrupt Lessee's operations. Lessor shall indemnify and save harmless Lessee, its successors and assigns, from and against all liability, claims and causes of action for injury to or death of persons, or damage to property, including, without limitation, the person or property of Lessor and its agents, and third parties, in any manner resulting, wholly or in part, from the exercise of the foregoing rights by Lessor or its authorized agents.



Exploration and Mining Lease Agreement
Page 8

     e.   Audit

     Lessor, or its authorized agents, shall have the right to audit and inspect Lessee's accounts and records used in calculating; payments to Lessor hereunder, which right may be exercised, as to each quarterly payment, at any reasonable time during a period of one (1) year from and after the date on which the quarterly payment was paid by Lessee.

SECTION 12.  MANNER OF MINING

     All of Lessee's operations hereunder shall be conducted in a careful and workmanlike manner, in accordance with accepted practices of the mineral industry, without committing any unusual permanent waste or injury to any mine in the Claims, or interference with the subsequent operation thereof, if not reasonably necessary in Lessee's operations.

     Lessee shall have no obligation, express or implied, to open or develop any mine or mines in the Claims. Whenever Lessee deems it necessary or advisable, Lessee may discontinue or resume exploration, development, mining and production operations from time to time during the term hereof, so long as it meets its obligations hereunder to pay taxes and advance royalty or production royalty.

     Nothing herein shall require Lessee to develop a separate shaft or shafts in the Claims or prevent Lessee from exercising the cross-mining rights hereinafter provided.

SECTION 13.  CROSS-MINING

     a. For the purpose of enabling Lessee to conduct with greater economy and convenience, the mining and removing of ore from the Claims, Lessee is hereby granted the right, if it so desires, to mine and remove ore, product and materials from the Claims through or by means of shafts, openings or pits which may be made in or upon adjoining or nearby property owned or controlled by Lessee or Lessee's assignee.

     b. Lessee or Lessee's assignee, may, if it so desires, use the Claims and any shafts, openings and pits therein for the mining, removal, treatment and transportation of ores and materials from adjoining or nearby property, or for any purpose connected therewith.

     c. For the purpose of enabling Lessee to conduct, to the best advantage of the parties hereto, and with greater economy and convenience, the mining, removal, handling and disposition



Exploration and Mining Lease Agreement
Page 9
of ore and Product from the Claims, and from other lands in which Lessee or its affiliated companies may be conducting mining operations, the operations of Lessee, and the said operations on other lands, may be conducted upon the Claims and upon any and all such other lands as a single mining operation, to the same extent as if all such properties constituted a single tract of land. Nothing herein shall relieve Lessee from its obligations for payments or reports as set forth in this Agreement.

SECTION 14. STOCKPILING, WASTE

     a. Stockpiling on Other Lands

     Lessee shall have the right, at any time during the term hereof, to stockpile any ore or Product mined or produced from the Claims at such place or places as Lessee may elect, either upon the Claims or upon any other lands owned or controlled by Lessee, its successors or assigns. The rights and liens of the Lessor in and to any such ore or Product stockpiled on other lands shall not be divested by the removal thereof from the Claims, but shall be the same in all respects as though such materials had been stockpiled on the Claims. If such other lands are now owned by Lessee, Lessee shall obtain from the owners thereof a properly executed instrument under which the owners of said other lands agree to recognize the interests and liens of Lessor on ore and Product stockpiled on said other lands.

     The stockpiling of ore or Product from the Claims on other lands shall not be deemed a removal or shipment thereof requiring payment of royalty thereon.

     The tax covenants set forth in this Agreement shall apply to ore and Product from the Claims stockpiled on other lands.

     b. Stockpiling on the Claims

     Lessee shall have the right, at any time during the term hereof, to stockpile on the Claims any ore or materials mined or produced by Lessee or its affiliated companies from other lands. Lessor agrees to recognize the rights and interests of others in such ores and materials stockpiled on the Claims, and to permit the removal thereof by Lessee at any time during the term of this Agreement, or by the owners thereof for a reasonable time after termination of this Agreement, all without liability or expense to Lessor.



Exploration and Mining Lease Agreement
Page 10

     All stockpiles on the Claims shall be so placed as not to interfere with mining operations on the Claims.

SECTION 15.  MIXING

     After ore and Product from the Claims have been sampled, where necessary, and weighed, or measured by volumetric survey, truck factors, or other industry practices, in such manner as will permit the computation of royalty to be paid hereunder, Lessee may mix the same with ores, materials or products from other lands.

SECTION 16.  TREATMENT

     Lessee shall have the right, but shall not be required, to beneficiate, concentrate, smelt, refine, leach, and otherwise treat, in any manner, any ore, Product and materials mined or produced from the Claims and from other lands. Such treatment shall be conducted in a careful and workmanlike manner. It is provided, however, that any tailings or residue remaining on the Claims for a period of one (1) year after the date on which this Agreement has expired, or has been terminated by Lessee as to all of the Claims, shall be deemed abandoned by Lessee and thereupon shall become the property of Lessor.

SECTION  17. LESSOR'S LIEN

     Lessor shall at all times have, possess, and hold a lien upon all ore and Product mined from the Claims and shipped therefrom but not sold to a bona fide purchaser, and upon all improvements placed upon the Claims by Lessee, as security for any unpaid balance of money due hereunder and as security for the performance by the Lessee of each and all of Lessee's covenants hereunder. This lien may be enforced against any such property in like manner as liens conferred by chattel mortgages, or as any other lien security may be enforced under the laws of the State of Idaho. Nothing herein contained, however, is intended or shall be construed to prevent the sale, shipment and removal of ore or Product in the usual course of business, nor to prevent the removal of tools, machinery, equipment or other property at any time when Lessee is not in default. This lien shall not apply to ore or Product sold to third parties.



Exploration and Mining Lease Agreement
Page 11

SECTION 18.  TITLE TO PREMISES; Protecting TITLE

     Lessee accepts Lessor's title to the claims "as is" on the date of execution of this Agreement. Lessee or its assignee has the right as outlined in paragraph 2.3 of the Cyprus J.V. to protect, perfect or otherwise deal with title as deemed necessary by the current or future condition of title. Nothing herein shall be construed to transfer title of the claim to Lessee beyond the lease rights herein set forth.

SECTION 19.  INSURANCE; INDEMNITY

     During the Cyprus J.V. term of this Agreement, the terms and conditions concerning insurance, liability and indemnity shall apply specifically to Exhibit D. In the event Lessee opts to continue this Lease, then the hereinafter clauses shall become the agreement between Lessor and Lessee.

SECTION 20.  EXTRA TERMS UPON ELECTION TO EXTEND

     Lessee shall pay the sum of Ten Thousand Dollars ($ 10,000) to initiate the first 5 years lease extension if Cyprus terminates.

     Lessee shall be required to do a minimum of $100,000 per year of exploration and development work on the property.

     Lessor shall be provided accountings and reports for the work and have the right of inspection.

     Lessor may elect in the event Lessee fails to do $100,000 worth of work per year of this Lease to give Lessee notice of termination hereof by mailing the same pursuant to this Lease.

     Lessee may elect to extend the Lease for an additional 5 year period by paying Lessor an additional $ 10,000. The work commitments would remain the same.

     In the event Lessor elects to participate in production ICMC shall advance 40% of the pre-production costs as a loan to Lessor to be repaid by Lessor from profits from actual production together with interest at the rate of prime rate + 2% as published in The Wall Street Journal per annum until Lessor's 40% share of pre-production costs is paid in full. Pre-production costs commence upon the delineation of an inferred resource as defined by the Canadian Mining and Metallurgy Ad Hoc Committee Report of September, 1996. In the event profit from production is



Exploration and Mining Lease Agreement
Page 12
inadequate to repay Lessor's share of pre-production costs, the obligation of Lessor to pay pre-production cost is forgiven.

     In the event Lessor does not elect to participate in production, ICMC shall have the right to proceed to production and Lessor's ownership percentage shall decrease to 5% net smelter return. This provision shall not be interpreted to reduce or diminish the work requirements of ICMC herein.

SECTION 21.  TERMINATION, REMOVAL OF PROPERTY

     a.   Termination of Lessors

     In the event of any default by Lessee in the performance of its obligations hereunder, Lessor shall give to Lessee written notice specifying the default. If the default is not cured within thirty (30) days after Lessee has received the notice, or if Lessee has not within that time begun action to cure the default and does not thereafter diligently prosecute such action to completion, in no case to exceed ninety days (90). Lessor may terminate this Agreement by delivering to Lessee written notice of such termination, subject to Lessee's right to remove its property and equipment from the Claims, as hereinafter provided. Lessor shall have no right to terminate this Agreement except as set forth in this paragraph.

     b.   Termination by Lessee

     Lessee shall have the right to terminate this Agreement at any time upon thirty (30) days' written notice delivered to Lessor. Upon such termination, all right, title and interest of Lessee under this Agreement shall terminate, subject to the following Paragraph (c), and Lessee shall not be required to make further payments, or to perform any further obligations hereunder, including work commitments, concerning the Claims, except payments or obligations which have been accrued hereunder pursuant to the express provisions of this Agreement, and which have not been paid or performed.

     c.   Removal of Property

     Upon any termination of this Agreement, whether by expiration of the term hereof or by act of either party, Lessee shall have a period of six (6) months from and after the effective date of termination in which to remove from the Claims all of its machinery, buildings, structures, facilities, equipment and other property of every nature and description erected, placed or situated



Exploration and Mining Lease Agreement
Page 13
thereon, except supports placed in shafts, drifts or openings in the Claims. Any property of Lessee not so removed at the end of said six (6) month period shall become the property of Lessor. In the event of force majeure, as hereinafter set forth, the terms and conditions of this paragraph shall be appropriately extended.

     Upon expiration of said removal period, Lessee shall place the Claims in a safe and orderly condition, with all shafts, caves and openings fenced or protected as may be required by law or by regulation of any duly constituted governmental authority having jurisdiction in the Claims.

SECTION 22.  ASSIGNMENT

     a.   By Lessor

     During the Cyprus J.V. term, all right to assign, sell, or convey shall be controlled by the terms thereof.

     If, at any time during the additional term hereof, Lessor intends to sell, assign, transfer or convey the Claims or any part thereof, Lessor shall deliver to Lessee at least thirty (30) days prior written notice, describing all of the terms of the proposed sale, assignment, transfer or conveyance. Lessee shall have the exclusive right, during the above thirty (30) day period, at its election, to purchase the Claims described in said notice, for a sum of money equal in value to the consideration which would be received by Lessor under the terms set forth in the written notice. If Lessee elects to purchase the Claims described in the notice, Lessee shall so notify Lessor within the thirty (30) day period. If Lessee has not notified Lessor of its above election within the thirty (30) day period, Lessor shall have the right for an additional thirty
(30) day period, and after the expiration of the above notice, to sell, assign, transfer or convey its interest in the Claims as described in said notice, upon the terms and conditions set forth in said notice, but all subject, however, to this Agreement, and all rights of Lessee, its successors and assigns, hereunder, and in and to the Claims.

     b.   By Lessee

     Upon prior written consent of Lessor, Lessee shall have the right at any time after the Cyprus J.V. to assign its rights hereunder, to contract with others to mine and to treat ore, Product and materials from the Claims, and to sublet the same for all purposes of this Agreement, with the same rights and privileges as are granted herein to Lessee; it is provided, however, that any such



Exploration and Mining Lease Agreement
Page 14
assignment, contract or sub-lease shall not operate as a release or discharge of Lessee from the performance of its obligations hereunder until and unless Lessor has consented thereto in writing. The written consent of Lessor shall not be unreasonably withheld.

     c.   Binding Effect

     All covenants, conditions and provisions of this Agreement, including the obligation to payments as required hereunder, shall run with the land, and shall inure to the benefit of, and be binding upon, the parties hereto, and their respective heirs, executors, administrators, successors and assigns.

SECTION 23.  FORCE MAJEURE

     Lessee shall not be liable for failure to perform any of its obligations hereunder during periods in which performance is prevented by any cause reasonably beyond Lessee's control, which causes hereinafter are called "force majeure." For purposes of this Agreement, the term "force majeure" shall include, but shall not be limited to, fires, floods, windstorms, and other damage from the elements, strikes, riots, action of government authority and acts of God. The duration of this Agreement shall be extended for a period equal to the period for which performance is suspended by reason of force majeure. All periods of force majeure shall be deemed to begin at the time Lessee stops performance hereunder by reason of force majeure. Lessee shall notify Lessor of the beginning and ending date of each such period.

SECTION 24.  DISPUTES NOT TO INTERRUPT OPERATIONS

     Subject to the above right of Lessor to terminate this Agreement, disputes or differences between the parties hereto shall not interrupt performance of this Agreement or the continuation of operations hereunder. In the event of any dispute or difference, operations may be continued, and settlements and payments may be made hereunder, in the same manner as prior to such dispute or difference, until the matters in dispute have been finally determined between the parties, and thereupon such payments or restitutions shall be made as may be required under the terms of the settlement or final determination of the dispute.



Exploration and Mining Lease Agreement
Page 15

SECTION 25.  ARBITRATION

     a.   Right to Arbitration

     Any and all matters of dispute or difference that may arise between the Lessee and the Lessor with respect to any act or thing done or to be done pursuant to the provisions of this Agreement, excepting the payment of royalty, taxes and assessments as aforesaid, shall be arbitrated in the following manner.

     b.   Procedure

     Subject to the rules of the American Arbitration Association.

SECTION 26.  NOTICES

     Any notice required or permitted to be given hereunder shall be deemed properly given upon delivering the same to the party to be notified, or upon mailing the notice, by registered or certified mail, return receipt requested, to the party to be notified, at the address hereinafter set forth, respectively, or such other address within the United States of America as the party to be notified may have designated prior thereto by written notice to the other.

         LESSOR:    Idaho Mining and Development Company
                    c/o Joe Swisher
                    Rt. I Box 119
                    Cottonwood, ID 83522

         LESSEE:    Idaho Consolidated Metals Corporation
                    c/o Del Steiner
                    P.0. Box 1124
                    Lewiston, DD 83501

         COPY TO:   Cyprus Gold Exploration Corporation
                    c/o William R.  Stanley
                    1320 Freeport Blvd., Suite 106
                    Sparks, NV 89431

     Routine or regular reports and statements hereunder may be sent by regular mail addressed as above. If, after proper mailing thereof, any of such reports are not received when due, the addressee will notify Lessee in accordance with the above provisions for notice, and Lessee shall



Exploration and Mining Lease Agreement
Page 16
have reasonable time to secure the delivery of the statement or report, or a duplicate thereof, without being in default hereunder.

SECTION 27.  CONSTRUCTION OF AGREEMENT

     This Agreement, and the rights and obligations of the parties hereunder shall be governed by the law of the state in which the Claims are located.

     Section headings in this Agreement are for convenience only, and shall not be considered a part of this Agreement, or used in its interpretation.

SECTION 28.  RECORDING

     If requested by Lessee, the parties hereto shall execute a memorandum or short recording counterpart of this Agreement, which counterpart shall be in form sufficient to constitute notice of this Agreement to third parties under the law of the state in which the Claims are located, but which counterpart shall not contain the amounts or rates of royalty hereunder, or other terms of this Agreement which Lessee may elect not to disclose of record. The execution and recording of the above recording counterpart shall not limit, decrease, or increase, or in any manner affect any of the terms of this Agreement, or any rights, interest or obligations of the parties hereto.

SECTION 29. CONSENT OF REGULATORY AUTHORITIES

     This Agreement is specifically subject to the approval of the Regulatory Authorities of the Province of British Columbia.

     IN WITNESS WHEREOF, the parties hereto have caused this Exploration and Mining Lease Agreement to be properly executed, all as of the day and year first above written.

                                      LESSOR:

                                      IDAHO MINING AND DEVELOPMENT COMPANY

                                      By  /s/ Joe Swisher
                                          --------------------------------------
                                          President


                                      LESSEE:
                                      IDAHO CONSOLIDATED METALS CORPORATION

                                      By  /s/ Del Steiner
                                          --------------------------------------
                                          President



Exploration and Mining Lease Agreement
Page 17

                                      APPROVAL:
                                      CYPRUS GOLD EXPLORATION CORPORATION

                                      By
                                        ---------------------------------------


STATE OF IDAHO           )
                         )  ss.
COUNTY OF Nez Perce

     The foregoing instrument was acknowledged before the this 29th day of April, 1998, by Joe Swisher, President of Idaho Mining and Development Company, a corporation, on behalf of said corporation.


                                      /s/ [NOT LEGIBLE]
                                      ------------------------------------------
                                      NOTARY PUBLIC for the State of Idaho

                                      Residing at:
                                                  ------------------------------
                                      My Commission expires:
                                                            --------------------

STATE OF IDAHO           )
                         )  ss.
COUNTY OF Nez Perce

     The foregoing instrument was acknowledged before the this 29th day of April, 1998, by Del Steiner, President of Idaho Consolidated Metals Corporation, a corporation, on behalf of said corporation.


                                      /s/ [NOT LEGIBLE]
                                      ------------------------------------------
                                      NOTARY PUBLIC for the State of Idaho

                                      Residing at:
                                                  ------------------------------
                                      My Commission expires:
                                                            --------------------



Exploration and Mining Lease Agreement
Page 18

                                    EXHIBIT A

04/29/98
Golden Eagle Claim List


                                             BLM Serial #         Second BLM Serial #
Eagle                    #     57            IMC     415
Eagle                    #     56            IMC     416
Eagle                    #     55            IMC     417
Golden Eagle             #     28            IMC     418
Eagle                    #     54            IMC     420           IMC      175134
Eagle                    #     33            IMC     421
Eagle                    #     32            IMC     422           IMC      175128

Eagle                    #     30            IMC     423           IMC      175127
Golden Eagle             #     19            IMC     424
Golden Eagle             #     18            IMC     425           IMC      175124
Golden Eagle             #                   IMC     427           IMC      175119
Golden Eagle             #     29            IMC     3996
Golden Eagle             #     30            IMC     3997
Golden Eagle             #     31            IMC     3998
Golden Eagle             #     32            IMC     3999
Golden Eagle             #     33            IMC     4000
Golden Eagle             #     34            IMC     4001
Golden Eagle             #     35            IMC     4002
Golden Eagle             #     36            IMC     4003
Golden Eagle             #     37            IMC     4004
Golden Eagle             #     38            IMC     4005
Golden Eagle             #     39            IMC     4006
Golden Eagle             #     40            IMC     4007
Golden Eagle             #     41            IMC     4008
Eagle                    #     58            IMC     4009
Eagle                    #     59            IMC     4010
Eagle                    #     60            IMC     4011
Eagle                    #     61            IMC     4012
Eagle                    #     62            IMC     4013
Eagle                    #     64            IMC     4015
Eagle                    #     65            IMC     4016
Eagle                    #     66            IMC     4017
Eagle                    #     67            IMC     4018
Eagle                    #     68            IMC     4019
Eagle                    #     71            IMC     4022
Eagle                    #     39            IMC     9325          IMC      175130
Eagle                    #     40            IMC     9326          IMC      175131
Eagle                    #     75            IMC     9327          IMC      175136
Eagle                    #     78            IMC     9330
Eagle                    #     79            IMC     9331
Eagle                    #     80            IMC     9332
Eagle                    #     81            IMC     9333
Eagle                    #     82            IMC     9334
Eagle                    #     83            IMC     9335
Eagle                    #     84            IMC     9336
Eagle                    #     85            IMC     9337
Eagle                    #     86            IMC     9338
Eagle                    #     87            IMC     9339
Eagle                    #     88            IMC     9340
Eagle                    #     89            IMC     9341
Eagle                    #     90            IMC     9342
Eagle                    #     91            IMC     9343
Eagle                    #     92            IMC     9344
Eagle                    #     93            IMC     9345
Eagle                    #     94            IMC     9346
Eagle                    #     95            IMC     9347
Eagle                    #     96            IMC     9348
Eagle                    #     97            IMC     9349
Eagle                    #     98            IMC     9350
Eagle                    #     99            IMC     9351
Eagle                    #     100           IMC     9352
Eagle                    #     101           IMC     9353
Eagle                    #     102           IMC     9354
Eagle                    #     103           IMC     9355
Eagle                    #     104           IMC     9356
Eagle                    #     105           IMC     9357
Eagle                    #     106           IMC     9358
Eagle                    #     107           IMC     9359
Eagle                    #     108           IMC     9360
Golden Eagle             #     2             IMC     11110         IMC      175120
Golden Eagle             #     3             IMC     11111         IMC      175121
Golden Eagle             #     5             IMC     11113
Golden Eagle             #     6             IMC     11114
Golden Eagle             #     8             IMC     11116
Golden Eagle             #     9             IMC     11117
Golden Eagle             #     10            IMC     11118
Golden Eagle             #     11            IMC     11119


                                                                     Page 2 of 3
04/29/98
Golden Eagle Claim List


                                             BLM Serial #         Second BLM Serial #
Golden Eagle             #     12            IMC     11120
Golden Eagle             #     13            IMC     11121
Golden Eagle             #     14            IMC     11122
Golden Eagle             #     15            IMC     11123
Golden Eagle             #     16            IMC     11124
Golden Eagle             #     17            IMC     11125
Golden Eagle             #     20F           IMC     11126
Golden Eagle             #     21F           IMC     11127         IMC      175125
Golden Eagle             #     22F           IMC     11128         IMC      175126
Golden Eagle             #     23            IMC     11129
Golden Eagle             #     24            IMC     11130
Golden Eagle             #     25            IMC     11131
Golden Eagle             #     26            IMC     11132
Golden Eagle             #     27            IMC     11133
Eagle                    #     1             IMC     11134
Eagle                    #     2             IMC     11135
Eagle                    #     3             IMC     11136
Eagle                    #     4             IMC     11137
Eagle                    #     5             IMC     11138
Eagle                    #     6             IMC     11139
Eagle                    #     7             IMC     11140
Eagle                    #     9             IMC     11142
Eagle                    #     10            IMC     11143
Eagle                    #     12            IMC     11145
Eagle                    #     13            IMC     11146
Eagle                    #     15            IMC     11148
Eagle                    #     16            IMC     11149
Eagle                    #     18            IMC     11151
Eagle                    #     19            IMC     11152
Eagle                    #     21            IMC     11154
Eagle                    #     22            IMC     11155
Eagle                    #     23            IMC     11156
Eagle                    #     24            IMC     11157
Eagle                    #     25            IMC     11158
Eagle                    #     26            IMC     11159
Eagle                    #     27            IMC     11160
Eagle                    #     28            IMC     11161
Eagle                    #     29            IMC     11162
Eagle                    #     31            IMC     11163
Eagle                    #     34            IMC     11164         IMC      175129
Eagle                    #     35            IMC     11165
Eagle                    #     36            IMC     11166
Eagle                    #     37            IMC     11167
Eagle                    #     38            IMC     11168
Eagle                    #     41            IMC     11169
Eagle                    #     42            IMC     11170         IMC      175133
Eagle                    #     43            IMC     11171
Eagle                    #     44            IMC     11172
Eagle                    #     45            IMC     11173
Eagle                    #     46            IMC     11174
Eagle                    #     47            IMC     11175
Eagle                    #     48            IMC     11176
Eagle                    #     49            IMC     11177
Eagle                    #     50            IMC     11178
Eagle                    #     51            IMC     11179
Eagle                    #     52            IMC     11180
Eagle                    #     53            IMC     11659
Golden Eagle             #     19X           IMC     13965
Eagle                    #     109           IMC     44037
Eagle                    #     110           IMC     44038
Eagle                    #     111           IMC     44039
Eagle                    #     112           IMC     44040
Eagle                    #     113           IMC     44041
Eagle                    #     114           IMC     44042
Eagle                    #     115           IMC     44043
Eagle                    #     116           IMC     44044
Eagle                    #     117           IMC     44045
Eagle                    #     118           IMC     44046
Eagle                    #     119           IMC     44047
Eagle                    #     119A          IMC     44048
Eagle                    #     120           IMC     44049
Eagle                    #     121           IMC     44050
Eagle                    #     122           IMC     44051
Eagle                    #     123           IMC     44052
Eagle                    #     124           IMC     44053
Eagle                    #     125           IMC     44054
Eagle                    #     126           IMC     44055


                                                                     Page 3 of 3
04/29/98
Golden Eagle Claim List



                                             BLM Serial #         Second BLM Serial #
Eagle                    #     127           IMC     44056
Eagle                    #     128           IMC     44057
Eagle                    #     129           IMC     44058
Eagle                    #     130           IMC     44058
Eagle                    #     131           IMC     95654
Eagle                    #     132           IMC     95655
Eagle                    #     133           IMC     95656         IMC      175137
Eagle                    #     134           IMC     95657
Eagle                    #     135           IMC     95658
Eagle                    #     136           IMC     95659
Eagle                    #     137           IMC     95660
Eagle                    #     138           IMC     95661
Eagle                    #     139           IMC     95662
Eagle                    #     140           IMC     95663
Eagle                    #     141           IMC     95664
Eagle                    #     142           IMC     95665
Eagle                    #     143           IMC     95666
Eagle                    #     144           IMC     95667
Eagle                    #     145           IMC     95668
Eagle                    #     146           IMC     95669
Eagle                    #     147           IMC     95670
Eagle                    #     148           IMC     95671
Eagle                    #     149           IMC     95672
Eagle                    #     150           IMC     95673
Eagle                    #     151           IMC     95674
Eagle                    #     152           IMC     95675
Eagle                    #     153           IMC     95676
Eagle                    #     154           IMC     95677
Eagle                    #     155           IMC     95678
Eagle                    #     156           IMC     95679
Eagle                    #     157           IMC     95680
Eagle                    #     178           IMC     101736
Eagle                    #     182           IMC     101740
Eagle                    #     185           IMC     101743
Golden Eagle             #     4             IMC     175122
Golden Eagle             #     7             IMC     175123
Eagle                    #     63            IMC     175135
We Found It              #     3             IMC     177711
We Found It              #     4             IMC     177712



                                    EXHIBIT 4

                             TO SETTLEMENT AGREEMENT
                                 PARAGRAPH 7(b)



                         Cyprus Joint Venture Agreement
                                  June 13, 1997

                             JOINT VENTURE AGREEMENT




                          Dated Effective June 13, 1997




                                     BETWEEN




                      IDAHO CONSOLIDATED METALS CORPORATION




                                       AND




                       CYPRUS GOLD EXPLORATION CORPORATION

                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE 1   DEFINITIONS    ...................................................................................    3

ARTICLE 2   REPRESENTATIONS AND WARRANTIES; TITLE TO ASSETS...................................................    7
                  2.1      Capacity of Participants...........................................................    7
                  2.2      Representations and Warranties.....................................................    8
                  2.3      Remedies for Breach of Representations and Warranties of
                           Title to the Property..............................................................    9
                  2.4      Disclosures........................................................................   11
                  2.5      Record Title.......................................................................   11
                  2.6      Joint Loss of Title................................................................   11

ARTICLE 3   NAME, PURPOSES AND TERM...........................................................................   12
                  3.1      General............................................................................   12
                  3.2      Name...............................................................................   12
                  3.3      Purposes...........................................................................   12
                  3.4      Limitation.........................................................................   12

ARTICLE 4   RELATIONSHIP OF THE PARTICIPANTS..................................................................   13
                  4.1      No Partnership.....................................................................   13
                  4.2      U.S. Tax Elections and Allocations.................................................   13
                  4.3      Other Business Opportunities.......................................................   14
                  4.4      Waiver of Right to Partition.......................................................   14
                  4.5      Implied Covenants..................................................................   14

ARTICLE 5   CONTRIBUTIONS BY PARTICIPANTS.....................................................................   14
                  5.1      Participants' Initial Contributions................................................   14
                  5.2      Failure to Make Initial Contributions..............................................   15
                  5.3      Obligations Prior to Earn-in.......................................................   15
                  5.4      Additional Cash Contributions......................................................   17
                  5.5      Earn-In............................................................................   17
                  5.6      Additional Interest................................................................   17
                  5.7      Reports............................................................................   18

ARTICLE 6    INTERESTS OF PARTICIPANTS; DEFAULTS AND REMEDIES;
                  FINANCING...................................................................................   19
                  6.1      Participating Interests............................................................   19
                  6.2      Changes in Participating Interests.................................................   20
                  6.3      Voluntary Reduction in Participation...............................................   21
                  6.4      Default in Making Contributions....................................................   21
                  6.5      Conversion of Interest.............................................................   22


                                TABLE OF CONTENTS
                                   (Continued)


                                                                                                              Page
                  6.6      Continuing Liabilities Upon Adjustments of Participating
                           Interests .........................................................................   23
                  6.7      Financing by Cyprus ...............................................................   23

ARTICLE 7   MANAGEMENT COMMITTEE..............................................................................   25
                  7.1      Organization and Composition.......................................................   25
                  7.2      Decisions..........................................................................   25
                  7.3      Meetings...........................................................................   25
                  7.4      Action Without Meeting.............................................................   26
                  7.5      Matters Requiring Approval.........................................................   26

ARTICLE 8   MANAGER        ...................................................................................   26
                  8.1      Appointment........................................................................   26
                  8.2      Powers and Duties of Manager.......................................................   26
                  8.3      Standard of Care...................................................................   30
                  8.4      Resignation; Deemed Offer to Resign................................................   30
                  8.5      Payments to Manager................................................................   31
                  8.6      Transactions With Affiliates.......................................................   31
                  8.7      Activities During Deadlock.........................................................   31

ARTICLE 9   PROGRAMS AND BUDGETS..............................................................................   32
                  9.1      Initial Program and Budget.........................................................   32
                  9.2      Operations Pursuant to Programs and Budgets........................................   32
                  9.3      Presentation of Programs and Budgets...............................................   32
                  9.4      Review and Approval of Proposed Programs and
                           Budgets............................................................................   32
                  9.5      Election to Participate............................................................   33
                  9.6      Deadlock on Proposed Programs and Budgets..........................................   33
                  9.7      Budget Overruns; Program Changes...................................................   33
                  9.8      Emergency or Unexpected Expenditures...............................................   33

ARTICLE 10   ACCOUNTS AND SETTLEMENTS.........................................................................   34

ARTICLE 11   DISPOSITION OF PRODUCTION........................................................................   34
                  11.1     Taking in Kind.....................................................................   34
                  11.2     Failure of Participant to Take in Kind.............................................   34

ARTICLE 12   WITHDRAWAL AND TERMINATION.......................................................................   35
                  12.1     Termination by Expiration or Agreement.............................................   35
                  12.2     Withdrawal.........................................................................   35
                  12.3     Continuing Obligations.............................................................   35


                                TABLE OF CONTENTS
                                   (Continued)

                                                                                                               Page

                  12.4     Disposition of Assets on Termination...............................................   36
                  12.5     Right to Data after Termination....................................................   36
                  12.6     Continuing Authority...............................................................   37
                  12.7     Non-Compete Covenants..............................................................   37
                  12.8     Mutual Withdrawal..................................................................   37

ARTICLE 13   SURRENDER OF PROPERTY............................................................................   38
                  13.1     Surrender of Property..............................................................   38
                  13.2     Reacquisition......................................................................   38

ARTICLE 14   TRANSFER OF INTEREST.............................................................................   39
                  14.1     General............................................................................   39
                  14.2     Limitations on Free Transferability................................................   39
                  14.3     Right of First Refusal.............................................................   40
                  14.4     Exceptions to Right of First Refusal...............................................   40

ARTICLE 15   CONFIDENTIALITY AND RELEASES.....................................................................   41
                  15.1     General............................................................................   41
                  15.2     Exceptions.........................................................................   41
                  15.3     Duration of Confidentiality........................................................   42
                  15.4     Releases...........................................................................   42

ARTICLE 16   AREA OF INTEREST.................................................................................   43
                  16.1     Acquisitions in Area of Interest...................................................   43

ARTICLE 17   GENERAL PROVISIONS...............................................................................   44
                  17.1     Notices............................................................................   44
                  17.2     Waiver.............................................................................   45
                  17.3     Modification.......................................................................   45
                  17.4     Force Majeure......................................................................   45
                  17.5     Economic Force Majeure.............................................................   46
                  17.6     Governing Law......................................................................   46
                  17.7     Rule Against Perpetuities..........................................................   46
                  17.8     Further Assurances.................................................................   47
                  17.9     Survival of Terms and Conditions...................................................   47
                  17.10    Entire Agreement; Successors and Assigns...........................................   47
                  17.11    Memorandum.........................................................................   47
                  17.12    Funds..............................................................................   47

                             JOINT VENTURE AGREEMENT

     THIS AGREEMENT, made effective as of June 13, 1997 between IDAHO CONSOLIDATED METALS CORPORATION ("ICMC") with an address of P.O. Box 1124, Lewiston, Idaho 83501 and CYPRUS GOLD EXPLORATION CORPORATION ("Cyprus") with an address of 9100 East Mineral Circle, P.O. Box 3299, Englewood, Colorado 80155-3299.

                                    RECITALS

     A. An Option Agreement dated July 11, 1985 ("Friday Properties Agreement") was entered into among Joyce Mines, Inc. ("Joyce"), Thunderbird Resources Inc. ("Thunderbird") and Amir Mines Ltd. ("Amir") whereby Joyce and Thunderbird granted to Amir the option to acquire certain mining claims.

     B. The Friday Properties Agreement was amended by an Agreement dated September 18, 1985 among Joyce, Thunderbird and Amir.

     C. An Agreement dated June 26, 1986 ("Assignment Agreement") was entered into among Joyce, Amir and Amir Mines (U.S.) Inc. ("Amir U.S.") whereby Amir assigned its interest in the Friday Properties Agreement to Amir U.S.

     D. Amir U.S. changed its name to Idaho Gold Corporation ("Idaho Gold") on March 15, 1988.

     E. The Friday Properties Agreement was further amended by an Amendment to Option Agreement dated September 5, 1997 among Arctic Fox Ltd. as successor in interest to Joyce, ICMC, Idaho Gold and Cyprus.

     F. An Option Agreement dated April 15, 1986 ("Orogrande Agreement") was entered into among Joyce, Normine Resources (U.S.), Inc. ("Normine U.S.") and Normine Resources Ltd. ("Normine") whereby Joyce granted to Normine U.S. the option to acquire certain mining claims.

     G. By an agreement of merger dated August 31, 1988 Normine U.S. was merged into Idaho Gold.

     H. The Orogrande Agreement was amended by a First Amendment to Option Agreement dated September 5, 1997 among Arctic Fox Ltd., as successor in interest to Joyce, ICMC, Idaho Gold and Cyprus.

     I. ICMC entered into an agreement with Idaho Gold dated July 9, 1996 ("Idaho Gold Agreement"), attached hereto as Exhibit "E", whereby ICMC was granted the right to acquire one hundred percent (100%) interest in certain mining claims located in Idaho County, Idaho, such mining claims described in Exhibit "A-1", attached hereto and made a part hereof.

     J. ICMC and Idaho Gold amended the Idaho Gold Agreement on August 4, 1997.

     K. The Friday Properties Agreement as amended, the Assignment Agreement, the Orogrande Agreement as amended and the Idaho Gold Agreement shall sometimes herein be collectively referred to as the "Underlying Agreements."

     L. Cyprus located certain mining claims known as the Deal claims being more fully described in Exhibit "A-2", attached hereto and made a part hereof.

     M. The claims described in Exhibits "A-1" and "A-2" shall hereinafter be referred to as the "Property".

     N. Cyprus wishes to participate with ICMC in the exploration, evaluation, development and mining of minerals within the Property and ICMC is willing to grant such right to Cyprus.

     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, ICMC and Cyprus agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     1.1 "Accounting Procedure" means the procedures set forth in Exhibit B.

     1.2 "Affiliate" means any person, partnership, joint venture, corporation or other form of enterprise which directly or indirectly controls, is controlled by, or is under common control with, a Participant. For purposes of the preceding sentence, " control" means possession, directly or indirectly, of the power to direct or cause direction of management and policies through ownership of voting securities, contract, voting trust or otherwise.

     1.3  "Agreement"  means  this  Joint  Venture   Agreement,   including  all
amendments and modifications thereof, and all schedules and exhibits, which are incorporated herein by this reference.

     1.4 "Assets" means the Property, Products and all other real and personal property, tangible and intangible, held for the benefit of the Participants hereunder.

     1.5 "Budget" means a detailed estimate of all costs to be incurred by the Participants with respect to a Program and a schedule of cash advances to be made by the Participants.

     1.6 "Commencement of Commercial Production" means the date upon which the production and processing facilities developed under this Agreement achieve an ore production and processing rate for a continuous thirty-day period equal to at least seventy percent (70%) of the design rate established in a Feasibility Study.

     1.7 "Development" means all preparation for the removal and recovery of Products, including the construction or installation of a mill or any other improvements to be used for the mining, handling, milling, processing or other beneficiation of Products, and all Exploration work conducted subsequent to a decision to commence Development as contemplated by a feasibility study.

     1.8 "Earn-In" means the date upon which Cyprus earns its interest in the Property pursuant to Section 5.5.

     1.9 "Exploration" means all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits of Products.

     1.10 "Exploration Expenditures" means the cost of evaluation of the Property defined as further exploring and developing the Property, including drilling, excavating and searching by recognized prospecting techniques, sampling, assaying, testing and evaluating materials removed from the Property, mapping, plotting, surveying, constructing and maintaining camps, roads, works and structures necessary to carry out such evaluation, sampling or testing, all studies including but not limited to a Feasibility Study required to develop a mine and all work that may be required in preparing a mine for operating, the cost or payments to maintain the Property, including costs to locate and/or relocate the unpatented mining claims, costs to maintain the Underlying Agreements through which the Property is acquired and costs reimbursed by Cyprus to ICMC for maintaining the Orogrande Agreement and the Friday Properties Agreement, Property acquisition costs, taxes and/or fees to maintain Property and filings together with an allowance for overhead and administrative expenses as described in Section 5.3(a).

         1.11 "Feasibility Study" means a detailed study compiled by Manager or an independent third party conducted to determine commercial feasibility and viability of placing a prospective orebody or deposit into production and may include, but not be limited to:

          (a) such geophysical, geochemical, geological, aerial or other survey as may be necessary to provide a reasonable estimate of the quality and extent of the deposit;

          (b) such technical or assay reports as may be necessary to evaluate any proposed method of extraction and processing;

          (c) the area required for optimum development of the orebody or deposit;

          (d) a mine construction program setting forth the descriptions of the work, permits, equipment, facilities, supplies and mines required to bring the prospective orebody or deposits of Products into Commercial Production, and the estimated costs thereof or a schedule of expenditures by year of the costs necessary to bring the project into production;

          (e) details of a proposed annual program for initial development of the deposit;

          (f) a plan for such reclamation of the Properties as is required by law and the estimated costs hereof;

          (g) conclusions and recommendations regarding the economic feasibility and timing for bringing the prospective orebody or deposits of Products into Commercial Production, taking into account items (a) through (e) above;

          (h) such other information as the Management Committee may deem appropriate to allow banking or other financial institutions familiar with the mining business to make a decision to loan funds sufficient to construct the proposed mine with security based solely on the reserves and mine described in a Feasibility Study.

     1.12 "Initial Contribution " means that contribution each Participant has made or agrees to make pursuant to Section 5.l.

     1.13 "Joint  Account" means the account  maintained in accordance  with the
Accounting   Procedure   showing  the  charges  and  credits   accruing  to  the
Participants.

     1.14 "Management  Committee" means the committee  established under Article
7.

     1.15 "Manager" means Cyprus during the Earn-in phase or the person or entity appointed under Article 8 to manage Operations, or any successor Manager.

     1.16 "Mining" means the mining, extracting, producing, handling, milling or other processing of Products.

     1.17 "Net Proceeds of Production Royalty" means certain amounts calculated as provided in Exhibit C, which may be payable to a Participant under Section 6.4.

     1.18 "Operations" means the activities carried out under this Agreement after Earn-In.

     1.19 "Participant" and "Participants" means the persons or entities that have a Participating Interest.

     1.20 "Participating Interest" means the percentage interest representing the operating ownership interest of a Participant in Assets, and all other rights and obligations arising under this Agreement, as such interest may from time to time be adjusted hereunder. Participating Interests shall be calculated to three decimal places and rounded to two (e.g., 1.519% rounded to 1.52%). Decimals of .005 or more shall be rounded up to .01, decimals of less than .005 shall be rounded down. The initial Participating Interests of the Participants are set forth in Section 6.l.

     1.21 "Prime Rate" means the prime interest rate quoted as "Prime" by the Wall Street Journal as said rate may change from day to day (which quoted rate may not be the lowest rate averaged on a month-to-month basis at which a financing institution loans funds).

     1.22 "Products" means all ores, minerals, and mineral resources produced from the Property under this Agreement.

     1.23 "Program" means a description in reasonable detail of the activities of the Venture which are to be conducted by the Manager during a period.

     1.24 "Property" means those interests in property described in Exhibits "A-1 and "A-2".

     1.25 "Simple Majority" means a decision by the Management Committee by greater than 50% of the votes being entitled to be cast.

     1.26 "Transfer" means sell, grant, assign, encumber, pledge or otherwise commit or dispose of.

     1.27 "Venture" means the business arrangement of the Participants under this Agreement.

                                    ARTICLE 2
                 REPRESENTATIONS AND WARRANTIES: TITLE TO ASSETS

     2.1 Capacity of Participants. Each of the parties hereto represents and warrants as follows:

          (a) that it is a corporation duly incorporated and in good standing in its state or country of incorporation and that it is qualified to do business and is in good standing in those jurisdictions where necessary in order to carry out the purposes of this Agreement;

          (b) that it has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all corporate and other actions required to authorize it to enter into and perform this Agreement have been properly taken;

          (c) that it will not breach any other agreement or arrangement by entering into or performing this Agreement; and

          (d) that this Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms.

     2.2   Representations   and   Warranties.    ICMC   makes   the   following
representations and warranties effective the date hereof:

     (a) ICMC has the full and exclusive right and power to act on behalf of ICMC, and on behalf of any other interested person or entities, to enter into this Agreement and to grant the rights granted to Cyprus hereunder.

     (b) To the best of its knowledge and belief with respect to unpatented mining claims that are included within Exhibit "A-1", subject to the paramount title of the United States and except as disclosed in writing to Cyprus: (i) the unpatented mining claims were properly laid out and monumented; (ii) all required location and validation work was properly performed; (iii) location notices and certificates were properly recorded and filed with appropriate governmental agencies; (iv) the claims are free and clear of defects, liens and encumbrances arising by, through or under ICMC, except those of record or disclosed in writing to Cyprus and listed on Exhibit "A-1" and defects, liens, and any such encumbrances that do not materially affect Cyprus' rights under this Agreement; (v) ICMC has not received notice from anyone asserting conflicting claims; (vi) ICMC is in exclusive possession of the claims included within Exhibit "A-1", has the right to acquire 100% interest in the such claims and the unpatented mining claims are in good standing and compliance with all federal and state regulations in force as of the effective date of this Agreement. Nothing in this Section 2.2(b), however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims contains a discovery of minerals.

          (c) ICMC knows of no violation of any applicable federal, state, regional, or county law or regulation relating to zoning, land use, environmental protection, or otherwise with respect to the mining claims listed in Exhibit "A-1" or activities relating thereto; and,

          (d) With respect to the mining claims listed on Exhibit "A-1", ICMC knows of no pending or threatened actions, suits, claims or proceedings.

          (e) The Underlying Agreements are in good standing and in full force and effect as of the effective date of this Agreement.

          The representations and warranties set forth above shall survive the execution and delivery of any documents of Transfer provided under this Agreement.

     2.3 Remedies for Breach of Representations and Warranties of Title to the Property.

          (a) Defect in Title: Right to Cure. If the representations and warranties to any part of the claims listed on Exhibit "A-1" or the Underlying Agreements are defective or less than as represented in Section 2.2, Cyprus shall have the right, but not the obligation to undertake to cure such defects or to defend or to initiate litigation to defend such defects. Cyprus shall have the right to collect from ICMC or to credit against any and all payments and/or Exploration Expenditures payable under this Agreement 100% of any and all costs incurred by Cyprus in connection with any action to cure or defend the Property.

     (b) Less Interest: Third Party Claims.

          (i) In the event it is determined that ICMC controls less than the full undivided interest therein, ICMC's interest hereunder shall bear the same proportion to 100% as its total actual interest bears to the full undivided whole.

          (ii) If ICMC fails to satisfy and discharge any mortgage, lien, tax levy or encumbrance (an "Encumbrance") chargeable solely or in part to ICMC on the claims listed on Exhibit "A-1" or the Underlying Agreements, or suffers or permits any Encumbrance to be imposed upon such, Cyprus at its option may, but shall not be obligated to, pay for and discharge any Encumbrance and set off any such payment by withholding and retaining from any payments due ICMC any amounts so paid by Cyprus, without prejudice to any right of Cyprus to recover from ICMC or against the claims listed on Exhibit "A-1" or the Underlying Agreements the amount of such payment in any manner or by any remedy whatsoever, and Cyprus shall have all of the rights and remedies against ICMC which the mortgagor, lienor or creditor had immediately prior to the time of such payment. Upon the request of Cyprus, ICMC shall promptly make, execute, acknowledge and deliver to Cyprus any and all instruments (in form and substance satisfactory to Cyprus) that Cyprus in its sole judgment may deem necessary or desirable to fully effectuate the provisions of this Section 2.3.

          (iii)If any person or entity not a party hereto asserts to have a claim of ownership in the claims listed on Exhibit "A-1" or the Underlying Agreements, or a claim to a share in the production from the claims listed on Exhibit "A-1" (an "Adverse Claim"), Cyprus, at its sole discretion, after written notice to ICMC, may suspend its obligation to make payments as provided herein, and in lieu thereof, may deposit in an interest-bearing account payments equivalent to payments which may otherwise become due ICMC. Such deposit or deposits shall remain in such interest-bearing account until the claim or controversy is resolved or settled by final court decision, by arbitration, negotiation or otherwise. If Cyprus is required or elects to make any payments to such persons or entities not a party hereto as a result of, or in settlement of, any such Adverse Claim, either by way of contract, settlement, compromise, final court judgment, or otherwise, Cyprus may recover from, or credit against, any payments thereafter becoming due ICMC hereunder, the amount of such payments and all other costs and expenses (including reasonable attorney's fees) paid or incurred by Cyprus as a result of any such Adverse Claim.

     2.4 Disclosures. Each of the Participants represents and warrants that it is unaware of any material facts or circumstances which have not been disclosed in this Agreement, which would be disclosed to the other Participant in order to prevent the representations in this Article 2 from being materially misleading.

     2.5 Record Title. Title to the Assets shall be held by the Manager for the benefit of the Venture after Cyprus has earned its interest.

     2.6 Joint Loss of Title. Any failure or loss of title to the Assets, and all costs of defending title, shall be charged to the Joint Account, except that all costs and losses arising out of or resulting from breach of the representations and warranties of ICMC shall be charged to ICMC and all such costs and losses arising out of gross negligence by Cyprus or the Manager shall be charged to Cyprus or the Manager as the case may be.

                                    ARTICLE 3
                             NAME, PURPOSES AND TERM

     3.1 General. ICMC and Cyprus hereby enter into this Agreement for the purposes hereinafter stated, and they agree that all of their rights and all of the Operations on or in connection with the Property shall be subject to and governed by this Agreement.

     3.2 Name. The name of this Venture shall be the Orogrande Venture. The Manager shall accomplish any registration required by applicable assumed or fictitious name statutes and similar statutes.

     3.3 Purpose . This Agreement is entered into for the following purposes and for no others, and shall serve as the exclusive means by which the Participants, or either of them, accomplish such purposes:

          (a)  to conduct Exploration within the Property,

          (b)  to evaluate the possible Development of the Property,

          (c) to engage in Development and Mining Operations on the Property, if feasible.

          (d) to engage in marketing Products, but only to the extent permitted by Article 11, and

          (e)  to  perform  any  other  activity  necessary,   appropriate,   or
     incidental to any of the foregoing.

     3.4 Limitation. Unless the Participants otherwise agree in writing, the Operations shall be limited to the purposes described in Section 3.3, and nothing in this Agreement shall be construed to enlarge such purposes.

                                    ARTICLE 4
                        RELATIONSHIP OF THE PARTICIPANTS

     4.1 No Partnership. Nothing contained in this Agreement shall be deemed to constitute either Participant the partner of the other, nor, except as otherwise herein expressly provided, to constitute either Participant the agent or legal representative of the other, nor to create any fiduciary relationship between them. It is not the intention of the Participants to create, nor shall this Agreement be construed to create, any mining, commercial or other partnership. Neither Participant shall have any authority to act for or to assume any obligation or responsibility on behalf of the other Participant, except as otherwise expressly provided herein. The rights, duties, obligations and liabilities of the Participants shall be several and not joint or collective. Each Participant shall be responsible only for its obligations as herein set out and shall be liable only for its share of the costs and expenses as provided herein, it being the express purpose and intention of the Participants that their ownership of Assets and the rights acquired hereunder shall be as tenants in common. Each Participant, its directors, officers, employees, agents and attorneys shall be indemnified from and against any and all losses, claims, damages and liabilities arising out of any act or any assumption of liability by the indemnifying Participant, or any of its directors, officers, employees, agents and attorneys done or undertaken, or apparently done or undertaken, on behalf of the other Participant, except pursuant to the authority expressly granted herein or as otherwise agreed in writing between the Participants.

     4.2 U.S. Tax Elections and Allocations. Each of the parties hereto agrees and elects to be excluded from the application of all of the provisions of Subchapter K of the Internal Revenue Code of 1986, as authorized by Treasury Regulation ss. 1.761-2. The parties hereto agree to execute or join in such instruments as are necessary to make such election effective, and hereby authorize and direct Manager to take such action as is necessary to effectuate such purpose, including filing of the partnership tax return required by Treasury Regulation ss.1.761-2(b)(2). Each party shall be entitled to claim all tax benefits, write-offs, and deductions with respect to all and any costs which it has incurred.

     4.3 Other Business Opportunities. Except as expressly provided in this Agreement, each Participant shall have the right independently to engage in and receive full benefits from business activities, whether or not competitive with the Operations, without consulting the other. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to any other activity, venture, or operation of either Participant. Unless otherwise agreed in writing, no Participant shall have any obligation to mill, beneficiate or otherwise treat any Products or any other Participant's share of Products in any facility owned or controlled by such Participant.

     4.4 Waiver of Right to Partition. The Participants hereby waive and Release all rights of partition, or of sale in lieu thereof, or other division of Assets, including any such right provided by statute.

     4.5 lmplied Covenants. There are no implied covenants contained in this Agreement other than those of good faith and fair dealing.

                                    ARTICLE 5
                          CONTRIBUTIONS BY PARTICIPANTS

     5.1 Participants' Initial Contributions. ICMC, as its Initial Contribution, hereby contributes the mining claims described in Exhibit "A-1" to the purposes of this Agreement. Cyprus, as its Initial Contribution, shall contribute the mining claims described in Exhibit "A-2", the Exploration Expenditures and payments as hereinafter set forth.

     5.2 Failure to Make Initial Contributions. Cyprus' failure to make its Initial Contribution in accordance with the provisions of this Article 5 shall not be deemed to be a withdrawal of Cyprus from this Agreement and the termination of its Interest hereunder. In the event Cyprus fails to make its Initial Contribution pursuant to this Article 5, ICMC shall provide Cyprus written notice of such failure. If within thirty (30) days of receipt of notice Cyprus does not cure such failure, then Cyprus shall be deemed to have withdrawn from this Agreement. Additionally, at any time prior to Earn-In, Cyprus may provide ICMC with sixty (60) days' written notice of Cyprus' decision to terminate its interest in this Agreement. Upon such event, Cyprus shall have no further right, title or interest in and to the Property or this Agreement.
Cyprus' withdrawal shall be effective sixty (60) days after such failure or notice, but such withdrawal shall not relieve Cyprus of its reclamation or any other obligations or liabilities resulting from its work on the Property. Cyprus shall be responsible only for reclamation resulting directly from its work on the Property, but shall not be responsible for reclamation liability incurred prior to the effective date of this Agreement or for any liability incurred by ICMC as a result of conduct of mining operations pursuant to Section 5.8 herein. Except as provided in this Section 5.2, Cyprus' withdrawal shall relieve Cyprus from any other obligation to make contributions hereunder. 5.3 Obligations Prior to Earn-In. Prior to earning its interest in the Property, and subject to the termination provisions contained herein, Cyprus shall be required, but not obligated to make the following Exploration Expenditures on or for the benefit of the Property to extend this Agreement into the next period.

     (a)  Exploration Expenditures:


                                      Minimum Expenditure        Cumulative
             Date                           Amount                 Amount
             ----                           ------                 ------

     By lst anniversary date              $250,000                $250,000


     By 2nd anniversary date              $400,000                $650,000


     By 3rd anniversary date              $500,000              $1,150,000


     Of the first year's Exploration Expenditure, a minimum of One Hundred and Twenty-five Thousand Dollars ($125,000) must be work on the ground.

     Ten percent (10%) of all Exploration Expenditures, except property payments, taxes and/or fees to maintain the Property, to cover Cyprus' overhead and administrative costs shall be charged by Cyprus and shall qualify as Exploration Expenditures but shall be limited to five percent (5%) on contracts in excess of One Hundred Thousand Dollars ($100,000).

     All Exploration Expenditures shall be cumulative and any Exploration Expenditures in excess of the minimum required in any period shall be credited and applied toward any subsequent Exploration Expenditures.

     (b)  Payments:

          (i) Upon execution of this Agreement, Cyprus shall pay ICMC Sixty-Five Thousand Dollars ($65,000). Upon receiving proof to Cyprus' satisfaction that ICMC has completed the acquisition of the Eagle/Golden Eagle claim group pursuant to the Petsite Joint Venture Agreement dated May 20, 1996 between Cyprus and ICMC, Cyprus shall to ICMC Fifty Thousand ($50,000).

          (ii) On the six (6) month anniversary date of this Agreement Cyprus shall purchase One Hundred Thousand Dollars ($100,000) in treasury shares of ICMC common stock to keep this Agreement in good standing. The purchase price per treasury share of ICMC common stock shall be fixed at the average closing price for the previous thirty (30) trading days prior to the six (6) month anniversary date of this Agreement.

               Cyprus shall during the Earn-In period be responsible for maintaining the Underlying Agreements in good standing and for maintaining the unpatented lode claims which comprise the Property and may relocate any of the unpatented claims which Cyprus believes may be defective. Additionally, Cyprus agrees to reimburse ICMC for the lease costs incurred in 1997 by ICMC pursuant to the Friday Properties Agreement and the Orogrande Agreement.

               (c) Cyprus may terminate this Agreement at any time during the Earn-In period for any reason or no reason by providing ICMC sixty
          (60) days written notice of such termination. Until Cyprus has earned its interest in the Property, Cyprus shall have complete discretion in conducting exploration activities, maintaining the Property and shall conduct operations according to its own plans. Cyprus shall hold ICMC harmless from any liabilities resulting from Cyprus' activities on the Property during the Earn-In period.

     5.4 Additional Cash Contributions. At such time as Cyprus has earned its sixty percent (60%) interest in the Property, pursuant to Section 5.5, the Participants, subject to any election permitted by Sections 6.1, 6.2 and 6.3, shall be obligated to contribute funds to adopted Programs and Budgets in proportion to their respective Participating Interest.

     5.5 Earn-In. Cyprus shall earn a sixty percent (60%) Participating Interest in the Property upon completion of the Exploration Expenditures set forth in
Section 5.3 (a) and payments set forth under Section 5.3 (b) (i) and (ii). Except as provided for in Section 6.2, subsequent to Cyprus earning sixty percent (60%) interest in the Property, all expenditures for the benefit of the Property shall be contributed by the Parties in accordance to their Participating Interest. Immediately upon Cyprus satisfying its Earn-In requirements under Section 5.3
(a) and 5.3 (b) (i) and (ii), ICMC shall execute and deliver to Cyprus such documents that are necessary to transfer an appropriate percentage of interest in ICMC's interest in and to the Property to Cyprus.

     5.6 Additional Interest Within sixty (60) days after Cyprus completes its requirements to earn sixty percent (60%) Participating Interest in the Property, Cyprus, by providing written notice to ICMC, may elect to earn an additional twenty percent (20%) Participating Interest in the Property, bringing its interest to eighty percent (80%), by completing the following:

     (a)  Exploration Expenditures:

                                                                   Total
                                      Minimum Expenditure        Cumulative
             Date                           Amount                 Amount
             ----                           ------                 ------

     By 4th anniversary date               $600,000              $1,750,000


     By 5th anniversary date               $750,000               2,500,000


          Ten percent (10%) of all Exploration Expenditures, except property payments, taxes and/or fees to maintain the Property, to cover Cyprus' overhead and administrative costs shall be charged by Cyprus and shall qualify as Exploration Expenditures but shall be limited to five percent (5%) on contracts in excess of One Hundred Thousand Dollars ($100,000).

          All Exploration Expenditures shall be cumulative and any Exploration Expenditures in excess of the minimum required in any period, including Exploration Expenditures incurred in the first, second and third years of this Agreement, shall be credited and applied toward any subsequent Exploration Expenditures.

          (b) Cyprus shall, to the best of its ability, during this Earn-in period continue to be responsible for maintaining the Underlying Agreements and for maintaining the unpatented lode claims which comprise the Property.

     5.7 Reports. Cyprus shall, during the Earn-in period, provide ICMC with copies of periodic reports describing its activities on the Property and shall conduct an annual review with ICMC to discuss the progress Cyprus has made during the preceding period as well as the plans and programs being contemplated for the next period.

                                    ARTICLE 6
                           INTERESTS OF PARTICIPANTS:
                        DEFAULTS AND REMEDIES: FINANCING

     6.1 Participating Interests. The Participants shall have the following Participating Interests upon Cyprus' completion of the obligations set forth in
Section 5.3:

          Cyprus      -       60%
          ICMC        -       40%

     Cyprus shall have no Participating Interest unless and until it has completed the Exploration Expenditures set forth in Section 5.3 (a) and payments provided for in 5.3 (b) (i) and (ii) during the Earn-In period. At such time as Cyprus completes the obligations set forth in Section 5.3 and has earned its sixty percent (60%) Participating Interest in the Property and determines it will not elect to earn an additional twenty percent (20%) Participating Interest in the Property as set forth in Section 5.6, ICMC and Cyprus shall have a period of sixty (60) days to either (a) elect to participate in the Venture and contribute to each Program and Budget for their entire respective Participating Interest, or (b) to elect to participate in the Venture pursuant to Section 6.3(a), or (c) elect to withdraw from the Venture and convert to a five percent (5%) Net Proceeds of Production as set out in Exhibit C. In no event shall the cumulative Net Proceeds of Production payable to the withdrawing party, whether one or more, exceed an aggregate of five percent (5%). A Management Committee shall then be formed as provided for in
Section 7.1.

     At Earn-In Cyprus and ICMC shall, irrespective of their actual expenditures on or with respect to the Property, be deemed to have incurred expenditures as follows:

    Cyprus          $1,150,000
    LCMC            $  766,667

     In the event Cyprus, pursuant to Section 5.6, elected to earn an additional twenty percent (20%) Participating Interest in the Property, at such time as Cyprus completes the obligations set forth in such Section 5.6 and has earned its eighty percent (80%) Participating Interest in the Property, ICMC and Cyprus shall have a period of ninety (90) days to either (a) elect to participate in the Venture and contribute to each Program and Budget for their entire respective Participating Interest, or (b) to elect to participate in the Venture pursuant to Section 6.3(a), or (c) elect to withdraw from the venture and convert to a five percent (5%) Net Proceeds of Production Royalty as set out in Exhibit C. In no event shall the cumulative Net Proceeds of Production Royalty payable to the withdrawing party, whether one or more, exceed an aggregate of five percent (5%). A Management Committee shall then be formed as provided for in Section 7.1.

     At Earn-in Cyprus and ICMC shall, irrespective of their actual expenditures on or with respect to the Property, be deemed to have incurred expenditures as follows:

     Cyprus         $2,500,000
     ICMC           $  625,000

     6.2 Changes in Participating Interests. A Participant's Participating Interest, shall be changed as follows:

          (a) As provided in Section 6.5; or

          (b) Upon an election by a Participant pursuant to Section 6.3 to contribute less to an adopted Program and Budget than the percentage reflected by its Participating Interest; or

          (c) In the event of default by a Participant in making its agreed-upon contribution to an adopted Program and Budget, followed by an election by the other Participant to invoke Section 6.4(b); or

          (d) Transfer by a Participant of less than all its Participating Interest in accordance with Article 14; or

          (e) Acquisition of less than all of the Participating Interest of the other Participant, however arising.

          (f) Pursuant to Section 5.6.

     6.3 Voluntary Reduction in Participation. A Participant may elect, as provided in Section 9.5, to limit its contributions to an adopted Program and Budget as follows:

     (a) To some lesser amount than its respective Participating Interest; or

     (b) Not at all.

     If a Participant elects to contribute to an adopted Program and Budget some lesser amount than its respective Participating Interest, or not at all, the Participating Interest of that Participant shall be recalculated at the time of election by dividing: (i) the sum of (a) the agreed value of the Participant's deemed expenditure under Section 6.1 and (b) the total of all of the Participant's actual expenditures including the amount the Participant elects to contribute to the adopted Program and Budget; by (ii) the sum of (a) and (b) above for all Participants; and then multiplying the result by one hundred. The Participating Interest of the other Participant shall thereupon become the difference between 100% and the recalculated Participating Interest.

     6.4 Default in Making Contributions.

          (a) If a Participant defaults in making a contribution or cash call required by an approved Program and Budget, the non-defaulting Participant may advance the defaulted contribution on behalf of the defaulting Participant and treat the same, together with any accrued interest, as a demand loan bearing interest from the date of the advance at the Prime Rate plus two percent (2%) compounded quarterly. The failure to repay said loan upon demand shall be a default. Each Participant hereby grants to the other a lien upon its interest in the Property and a security interest in its rights under this Agreement and in its Participating Interest in other Assets, and the proceeds therefrom, to secure any loan made hereunder, including interest thereon, reasonable attorneys' fees and all other reasonable costs and expenses incurred in recovering the loan with interest and in enforcing such lien or security interest, or both. A non-defaulting Participant may elect the applicable remedy under this Section 6.4, or, to the extent a Participant has a lien or security interest under applicable law, it shall be entitled to its rights and remedies at law and in equity. All such remedies shall be cumulative. The election of one or more remedies shall not waive the election of any other remedies. Each Participant hereby irrevocably appoints the other its attorney-in-fact to execute, file and record all instruments necessary to perfect or effectuate the provisions hereof.

          (b) The Participants acknowledge that if a Participant defaults in making a contribution, a cash call, in repaying a loan or any payment, as required hereunder, it will be difficult to measure the damages resulting from such default. In the event such default is not cured by the defaulting Participant within thirty (30) days after receiving notice of such default, as reasonable liquidated damages, the defaulting Participant shall be deemed to have withdrawn from the Venture and to have automatically relinquished its Participating Interest to the non-defaulting Participant; provided, however, the defaulting Participant shall have the right to receive only from five percent (5%) of Net Proceeds of Production Royalty, as set out in Exhibit C, and not
from any other source, an amount equal to the defaulting Participant's actual expenditures contributed hereunder. Upon receipt of such amount the defaulting Participant shall thereafter have no further right, title, or interest under this Agreement or in the Assets.

     6.5 Conversion of Interest. If at any time the Participating Interest of a Participant is reduced to ten percent (10%) or less by an affirmative election not to contribute all or some portion of its share pursuant to a Program and Budget as provided in Article 9 and the resulting application of the dilution formula in Section 6.3, the diluted Participant shall be deemed to have withdrawn from the Venture and this Agreement shall terminate; provided, however, the diluting Participant shall have the right to receive only from five percent (5%) of Net Proceeds of Production Royalty, as set out in Exhibit C, and not from any other source, an amount equal to one hundred and fifteen percent (115%) of the diluting Participant's actual or deemed expenditures contributed hereunder,' whichever is greater. Upon receipt of such amount the diluting Participant shall thereafter have no further right, title, or interest under this Agreement or in the Assets.

     6.6 Continuing Liabilities Upon Adjustments of Participating Interests. Any reduction of a Participant's Participating Interest under this Section 6 shall not relieve such Participant of its share of any liability, whether it accrued before or after such reduction, arising out of Operations conducted prior to such reduction. For purposes of this Article 6, such Participant's share of such liability shall be equal to its Participating Interest at the time such liability was incurred. The increased Participating Interest accruing to a Participant as a result of the reduction of the other Participant's Participating Interest shall be free of royalties, liens or other encumbrances arising by, through or under such other Participant, other than those existing at the time the Property was acquired or those to which both Participants have given their written consent. An adjustment to a Participating Interest need not be evidenced during the term of this Agreement by the execution and recording of appropriate instruments, but each Participant's Participating Interest shall be shown in the books of the Manager. However, either Participant, at any time upon the request of the other Participant, shall execute and acknowledge instruments necessary to evidence such adjustment in form sufficient for recording in the jurisdiction where the Property is located.

     6.7 Financing by Cyprus. Within sixty (60) days after Cyprus completes its requirements to earn an additional twenty percent (20%) Participating Interest in the Property as set forth in Section 5.6, bringing its Participating Interest to eighty percent (80%), and ICMC and Cyprus have elected to participate in the Venture in proportion to their respective Participating Interest, ICMC may elect in writing to have Cyprus fund ICMC's share of Exploration Expenditures until the completion of a Feasibility Study. In such event, such expenditures by Cyprus on behalf of ICMC shall be treated as a loan and shall bear interest at the Prime Rate plus two percent (2%), compounded quarterly. Such loan shall be secured by ICMC's interest in the Property and the Assets. Cyprus shall be repaid from eighty-five percent (85%) of the proceeds received by ICMC from the sale of its proportionate share of Products, after deduction of operating costs. ICMC shall execute a document securing the loan with its interest in the Property and the Assets and assigning to Cyprus such eighty-five percent (85%) of the proceeds in form and content acceptable to the legal counsel of both Cyprus and ICMC.

     In the event a Feasibility Study is completed and Development is not recommended and the Management Committee votes to continue Exploration, Cyprus will continue to fund ICMC's share of Exploration Expenditures until the completion of another Feasibility Study. Such additional expenditures by Cyprus on behalf of ICMC shall also be treated as a loan and recouped by Cyprus as previously set forth in this Section 6.7.

     If the Management Committee, after completion of a Feasibility Study, votes to suspend Operations on the Property for any reason, no additional interest would accrue on the Exploration Expenditures provided by Cyprus on behalf of ICMC until Operations are again commenced.

     In the event a Feasibility Study recommends Development, but for reasons beyond the control of the Participants (e.g. government taking, Force Majeure, etc.) the Property can never be developed, accrual of interest on the Exploration Expenditures provided by Cyprus on behalf of ICMC would cease. Repayment to Cyprus of such loan and any interest accrued would be repaid from ICMC's share of any compensation that the Participants may be entitled to as a result of the prohibition of Mining. If no compensation is received by the Participants, the loan and its accrued interest would be forgiven when the Participants agree to drop their interest in the Property, discontinue any litigation which may have commenced and dissolve the Venture.

                                    ARTICLE 7
                              MANAGEMENT COMMITTEE

     7.1 Organization and Composition. After completion of Cyprus' Earn-In and the election by ICMC and Cyprus to participate in the Venture as provided in
Section 6.1, the Participants shall establish a Management Committee to determine overall policies, objectives, procedures, methods and actions under this Agreement. The Management Committee shall consist of one member appointed by ICMC and one member appointed by Cyprus. Each Participant may appoint one or more alternates to act in the absence of a regular member. Any alternate so acting shall be deemed a member. Appointments shall be made or changed by notice in writing to the other Participant.

     7.2 Decision . Each Participant, acting through its appointed member(s) shall have a vote equal to its Participating Interest in the Property. Decisions of the Management Committee shall be decided by Simple Majority of the Participating Interests. In the event of a deadlock, the Manager shall hold the deciding vote.

     7.3 Meetings. The Management Committee shall hold regular meetings at least annually at mutually agreed places. The Manager shall give thirty (30) days' written notice to the Participants of such regular meetings. Additionally, either Participant may call a special meeting upon thirty (30) days' written notice to the Manager and the other Participant. In case of emergency, reasonable notice of a special meeting shall suffice. There shall be a quorum if at least one member representing each Participant is present. The Management Committee shall not transact any business at a meeting unless a quorum is present at the commencement of the meeting. If a quorum is not present at the commencement of the meeting or within one-half hour after the time fixed for the commencement of the meeting, the meeting shall be adjourned to the same time and day of the next week at the same place. If a quorum is not present at the commencement of the adjourned meeting, one representative shall be deemed to constitute a quorum. Each notice of a meeting shall include an itemized agenda and detailed back-up information prepared by the Manager in the case of a regular meeting, or by the Participant calling the meeting in the case of a special meeting, but any matters may be considered with the consent of all Participants. The Manager shall prepare minutes of all meetings and shall distribute copies of such minutes to the Participants within thirty (30) days after the meeting. The minutes, when signed by all Participants, shall be the official record of the decisions made by the Management Committee and shall be binding on the Manager and the Participants. If personnel employed in Operations are required to attend a Management Committee meeting, reasonable costs incurred in connection with such attendance shall be a Venture cost. All other costs shall be paid by the Participants individually.

     7.4 Action Without Meeting. In lieu of meetings, the Management Committee may hold telephone conferences, so long as all decisions are immediately confirmed in writing by the Participants.

     7.5 Matters Requiring Approval. Except as otherwise delegated to the Manager in Section 8.2, the Management Committee shall have exclusive authority to determine all management matters related to this Agreement.

                                    ARTICLE 8
                                     MANAGER

     8.1 Appointment. Following completion of Cyprus' Earn-In as provided for in Sections 5.5 or 5.6 Cyprus shall be the initial Manager.

     8.2 Powers and Duties of Manager. Subject to the terms and provisions of this Agreement, the Manager shall have the following powers and duties which shall be discharged in accordance with adopted Programs and Budgets:

          (a) The Manager shall manage, direct and control Operations.

          (b) The Manager shall implement the decisions of the Management Committee, shall make all expenditures necessary to carry out adopted Programs and Budgets, and shall promptly advise the Management Committee if it lacks sufficient funds to carry out its responsibilities under this Agreement.

          (c) The Manager shall: (i) purchase or otherwise acquire all material, supplies, equipment, water, utility and transportation services required for Operations, such purchases and acquisitions to be made on the best terms available, taking into account all of the circumstances; (ii) obtain such customary warranties and guarantees as are available in connection with such purchases and acquisitions; and (iii) keep the Assets free and clear of all liens and encumbrances, except for those existing at the time of, or created concurrent with, the acquisition of such Assets, or mechanic's or materialmen's liens which shall be released or discharged in a diligent manner, or liens and encumbrances specifically approved by the Management Committee.

          (d) The Manager shall conduct such title examinations and cure such title defects as may be advisable in the reasonable judgment of the Manager.

          (e) The Manager shall: (i) make or arrange for all payments required by leases, licenses, permits, contracts and other agreements related to the Assets; (ii) pay all taxes, assessments and like charges on Operations and Assets except taxes determined or measured by a Participant's sales revenue or net income. If authorized by the Management Committee, the Manager shall have the right to contest in the courts or otherwise, the validity or amount of any taxes, assessments or charges if the Manager deems them to be unlawful, unjust, unequal or excessive, or to undertake such other steps or proceedings as the Manager may deem reasonably necessary to secure a cancellation, reduction, readjustment or equalization thereof before the Manager shall be required to pay them, but in no event shall the Manager permit or allow title to the Assets to be lost as the result of the nonpayment of any taxes, assessments or like charges; and (iii) shall do all other acts reasonably necessary to maintain the Assets.

          (f) The Manager shall: (i) apply for all necessary permits, licenses and approvals; (ii) comply with applicable federal, provincial, municipal and local laws and regulations; (iii) notify promptly the Management Committee of any allegations of substantial violation thereof; and (iv) prepare and file all reports or notices required for Operations. The
     Manager shall not be In breach of this provision if a violation has occurred in spite of the Manager's good faith efforts to comply, and the Manager has timely cured or disposed of such violation through performance, or payment of fines and penalties.

          (g) The Manager shall prosecute and defend, but shall not initiate without consent of the Management Committee, all litigation or administrative proceedings greater than $50,000 arising out of Operations. The non-managing Participant shall have the right to participate, at its own expense, in such litigation or administrative proceedings. The non-managing Participant's approval shall be required in advance of any settlement involving payments, commitments or obligations, if the non-managing Participant's share is in excess of Twenty-Five Thousand Dollars ($25,000) in cash or value.

          (h) The Manager shall provide insurance for the benefit of the Participants as provided in Exhibit D.

          (i) The Manager may dispose of Assets, whether by release, abandonment, surrender or Transfer in the ordinary course of business, except that Property may be released, abandoned or surrendered only as provided in Article 13. However, without prior authorization from the Management Committee, the Manager shall not: (i) dispose of Assets in any one transaction having a value in excess of $250,000: (ii) enter into any sales contracts or commitments for Product, except as permitted in Section 11.2; (iii) begin a liquidation of the Venture; or (iv) dispose of all or a substantial part of the Assets necessary to achieve the purposes of the Venture.

          (i) The Manager shall have the right to carry out its responsibilities hereunder through agents, affiliates or independent contractors.

          (k) The Manager shall be obligated to perform or cause to be performed during the term of this Agreement all obligations required by law in order to maintain the Property which obligations shall be included in Programs and Budgets.

          (l) The Manager shall keep and maintain all required accounting and financial records pursuant to the Accounting Procedure and in accordance with customary cost accounting practices in the mining industry.

          (m) The Manager shall keep the Management Committee advised of all Operations by submitting in writing to the Management Committee: (i) monthly progress reports which Include statements of expenditures and comparisons of such expenditures to the adopted Budget; (ii) periodic summaries of data acquired; (iii) copies of reports concerning Operations;
     (iv) a detailed final report within forty-five (45) days after completion of each Program and Budget, which shall include comparisons between actual and budgeted expenditures and comparisons between the objectives and results of Programs; and (v) such other reports as the Management Committee may reasonably request. At all reasonable times the Manager shall provide the Management Committee or the representative of any Participant, upon the request of any member of the Management Committee, access to, and the right to inspect and copy all maps, drill logs, core tests, reports, surveys, assays, analyses, production reports, operations, technical, accounting and financial records, and other information acquired in Operations. In addition, the Manager shall allow the non-managing Participant, at the latter's sole risk and expense, and subject to reasonable safety regulations, to inspect the Assets and Operations at all reasonable times, so long as the inspecting Participant does not unreasonably interfere with Operations.

          (n) The Manager shall undertake all other activities reasonably necessary to fulfill the foregoing. The Manager shall not be in default of any duty under this Section 8.2 if its failure to perform results from the failure of the non-managing Participant to perform acts or to contribute amounts required of it by this Agreement.

     8.3 Standard of Care. The Manager shall conduct all Operations in a good, workmanlike and efficient manner, in accordance with all applicable laws, sound mining and other applicable industry standards and practices, and in accordance with the terms and provisions of leases, licenses, permits, contracts and other agreements pertaining to Assets. The Manager shall not be liable to the non-managing Participant for any act or omission resulting in damage or loss except to the extent caused by or attributable to the Manager's willful misconduct or gross negligence.

     8.4 Resignation: Deemed Offer to Resign. The Manager may resign upon thirty
(30) days prior notice to the other Participant. If any of the following shall occur, the Manager shall be deemed to have offered to resign, which offer shall be .accepted by the other Participant, if at all, within ninety (90) days following such deemed offer:

          (a) The Participating Interest of the Manager becomes less than fifty percent (50%); or

          (b) The Manager fails to perform a material obligation imposed upon it under this Agreement and such failure continues for a period of thirty (30) days after written notice from the other Participant demanding performance; or

          (c) The Manager fails to pay or contest in good faith its bills within thirty (30) days after receiving written notice that they are due; or

          (d) A receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for a substantial part of its assets is appointed and such appointment is neither made ineffective nor discharged within sixty
     (60) days after receiving written notice of the making thereof, or such appointment is consented to, requested by, or acquiesced in by the Manager; or

          (e) The Manager commences a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect; or consents to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of any substantial part of its assets; or makes a general assignment for the benefit of creditors; or fails generally to pay its or Venture debts as such debts become due; or takes corporate or other action in furtherance of any of the foregoing; or

          (f) Entry is made against the Manager of a judgment, decree or order for relief affecting a substantial part of its assets by a court of competent jurisdiction in an involuntary case commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect.

     8.5 Payments to Manager. The Manager shall be compensated for its services and reimbursed for its costs hereunder in accordance with the Accounting Procedure.

     8.6 Transactions With Affiliates. If the Manager engages Affiliates to provide services hereunder, it shall do so on terms no more favorable than would be the case with unrelated persons in arm's-length transactions.

     8.7 Activities During Deadlock. If the Management Committee for any reason fails to adopt a Program and Budget, subject to the contrary direction of the Management Committee and to the receipt of necessary funds, the Manager shall continue Operations at levels comparable with the last adopted Program and Budget. For purposes of determining the required contributions of the Participants and their respective Participating Interests, the last adopted Program and Budget shall be deemed extended.

                                    ARTICLE 9
                              PROGRAMS AND BUDGETS

     9.1 Initial Program and Budget. The initial Program and Budget will be provided by the Manager to the Management Committee within ninety (90) days of the Management Committee being formed.

     9.2 Operations Pursuant to Programs and Budgets. Except as otherwise provided in Sections 7.2 and 9.7, Operations shall be conducted, expenses shall be incurred, and Assets shall be acquired only pursuant to approved Programs and Budgets.

     9.3 Presentation of Programs and Budgets. Proposed Programs and Budgets shall be prepared by the Manager for a period of up to one year. Each adopted Program and Budget, regardless of length, shall be reviewed at least once a year at the annual meeting of the Management Committee. During the period encompassed by any Program and Budget, and at least two months prior to its expiration, a proposed Program and Budget for the succeeding period shall be prepared by the Manager and submitted to the Management Committee.

     9.4 Review and Approval of Proposed  Programs and  Budgets.  Within  thirty
(30) days after submission of a proposed Program and Budget to the Management Committee, the Management Committee shall:

          (a) Approve the proposed Program and Budget; or

          (b)  Propose modifications of the proposed Program and Budget; or

          (c)  Reject the proposed Program and Budget.

     If the Management Committee makes the elections pursuant to Section 9.4(b) or (c), then the Manager will review the modifications and/or any recommendations of the Management Committee and will resubmit a Program and Budget within thirty (30) days.

     9.5 Election to Participate. By written notice to the Management Committee within thirty (30) days after approving a Program and Budget, except as provided for in Section 6.1, a Participant may elect to contribute to such Program and Budget in an amount equal to its Participating Interest or a lesser amount as provided for in Section 6.3. If a Participant fails to so notify the Management Committee, the Participant shall be deemed to have elected not to contribute to such Program and Budget and the provisions of Section 6.3 shall apply. Subject to Section 9.6 if a Participant elects not to participate in the Program and Budget and the other Participant elects to contribute to the Program and Budget the provisions of Section 6.'2 shall apply.

     9.6 Deadlock on Proposed Programs and Budgets. If the Participants, acting through the Management Committee, fail to approve a Program and Budget by the beginning of the period to which the proposed Program and Budget applies, the provisions of Section 8.7 shall apply.

     9.7 Budget Overruns: Program Changes. The Manager shall immediately notify the Management Committee of any material departure from an adopted Program and Budget. If the Manager exceeds an adopted Budget by more than ten percent (10%), then such excess over ten percent (10%), shall be for the sole account of the Manager, not creditable to the calculation of Participating Interests, unless such excess amount is directly caused by an emergency or unexpected expenditure made pursuant to Section 9.8 or is otherwise authorized by the approval of the Management Committee. Budget overruns of ten percent (10%) or less shall be borne by the Participants in proportion to their respective Participating Interests as of the time the overrun occurs.

     9.8 Emergency or Unexpected Expenditures. In case of emergency, the Manager may take any reasonable action it deems necessary to protect life, limb or property, to protect the Assets or to comply with law or government regulation. the Manager may also make reasonable expenditures for unexpected events which are beyond its reasonable control and which do not result from a breach by it of its standard of care. The Manager shall promptly notify the Participants of the emergency or unexpected expenditures, and the Manager shall be reimbursed for all resulting costs by the Participants in proportion to their respective Participating Interests at the time the emergency or unexpected expenditures are incurred.

                                   ARTICLE 10
                            ACCOUNTS AND SETTLEMENTS

     Matters of accounts and settlements shall be governed by the provisions in Exhibit "B" (Accounting Procedures) attached hereto.

                                   ARTICLE 11
                            DISPOSITION OF PRODUCTION

     11.1 Taking in Kind. Each Participant shall take in kind or separately dispose of its share of all Products in accordance with its Participating Interest. Any extra expenditure incurred in the taking in kind or separate disposition by any Participant of its proportionate share of Products shall be borne by such Participant. Nothing in this Agreement shall be construed as providing, directly or indirectly, for any joint or cooperative marketing or selling of Products or permitting the processing of Products of any parties other than the Participants at any processing facilities constructed by the Participants pursuant to this Agreement. The Manager shall give the Participants notice at least ten (10) days in advance of the delivery date upon which their respective shares of Products will be available.

     11.2 Failure of Participant to Take in Kind. If a Participant fails to take in kind, the Manager shall have the right, but not the obligation, for a period of time consistent with the minimum needs of the industry, but not to exceed one year, to purchase the Participant's share for its own account or to sell such share as agent for the Participant at not less than the prevailing market price in the area. Subject to the terms of any such contracts of sale then outstanding, during any period that the Manager is purchasing or selling a Participant's share of production, the Participant may elect by notice to the Manager to take in kind. The Manager shall be entitled to deduct from proceeds of any sale by it for the account of a Participant reasonable expenses incurred in such a sale.

                                   ARTICLE 12
                           WITHDRAWAL AND TERMINATION

     12.1 Termination by Expiration or Agreement. This Agreement shall terminate as expressly provided in this Agreement, unless earlier terminated by written agreement.

     12.2 Withdrawal. A Participant may elect to withdraw as a Participant from this Agreement by giving forty-five (45) days written notice to the other Participant of the effective date of withdrawal. Upon such withdrawal, this Agreement shall terminate, and the withdrawing Participant shall be deemed to have transferred to the remaining Participant, without cost and free and clear of royalties owing to the withdrawing Participant, liens or other encumbrances arising by, through or under such withdrawing Participant, all of its Participating Interest in the Assets and in this Agreement. Any withdrawal under this Section 12.2 shall not relieve the withdrawing Participant of its share of liabilities to third parties (whether such accrues before or after such withdrawal) including environmental liabilities arising out of Operations conducted prior to such withdrawal. For purposes of this Section 12.2, the withdrawing Participant's share of such liabilities shall be equal to its Participating Interest at the time such liability was incurred.

     12.3 Continuing Obligations. On termination of this Agreement under Section
12.1 or 12.2, the Participants shall remain liable for continuing obligations hereunder until final settlement of all accounts and for any liability, whether it accrues before or after termination, if it arises out of Operations during the term of the Agreement.

     12.4 Disposition of Assets on Termination. Promptly after termination under
Section 12.1, the Manager shall take all action necessary to wind up the activities of the Venture, and all costs and expenses incurred in connection with the termination of the Venture shall be expenses chargeable to the Venture. Any Participant that has a negative Joint Account balance when the Venture is terminated for any reason shall contribute to the Assets of the Venture an amount sufficient to raise such balance to zero. The Assets shall first be paid, applied, or distributed in satisfaction of all liabilities of the Venture to third parties and then to satisfy any debts, obligations, or liabilities owed to the Participants. Before distributing any funds or Assets to Participants, the Manager shall have the right to segregate amounts which, in the Manager's reasonable judgment, are necessary to discharge continuing obligations or to purchase for the account of Participants, bonds or other securities for the performance of such obligations. The foregoing shall not be construed to include the repayment of any Participant's contributions or Joint Account balance. Thereafter, any remaining cash and all other Assets, including property shall be distributed (in undivided interests unless otherwise agreed) to the Participants, first in the ratio and to the extent of their respective Joint Accounts and then in proportion to their respective Participating Interests, subject to any dilution, reduction, or termination of such Participating Interests as may have occurred pursuant to the terms of this Agreement. No Participant shall receive a distribution of any interest in Products or proceeds from the sale thereof if such Participant's Participating Interest therein has been terminated pursuant to this Agreement.

     12.5 Right to Data after Termination. After termination of this Agreement pursuant to Section 12.1, each Participant shall be entitled to copies of all information acquired hereunder before the effective date of termination not previously furnished to it, but a terminating or withdrawing Participant shall not be entitled to any such copies in respect to a later termination or withdrawal.

     12.6 Continuing  Authority.  On termination of this Agreement under Section
12.1 or the deemed withdrawal of a Participant pursuant to Section 6.4 or 6.5, the Manager shall have the power and authority, subject to control of the Management Committee, if any, to do all things on behalf of the Participants which are reasonably necessary or convenient to: (a) wind up Operations and (b) complete any transaction and satisfy any obligation, unfinished or unsatisfied, at the time of such termination or withdrawal, if the transaction or obligation arises out of Operations prior to such termination or withdrawal. The Manager shall have the power and authority to grant or receive extensions of time or change the method of payment of an already existing liability or obligation, prosecute and defend actions on behalf of the Participants and the Venture, mortgage Assets, and take any other reasonable action in any matter with respect to which the former Participants continue to have, or appear or are alleged to have, a common interest or a common liability.

     12.7  Non-Compete  Covenants.  A  Participant  that  withdraws  pursuant to
Section 12.2, or is deemed to have withdrawn pursuant to Section 5.2, 6.4, or 6.5, shall not directly or indirectly acquire any interest in property within the Area of Interest for two (2) years after the effective date of withdrawal. If a withdrawing Participant, or an Affiliate of a withdrawing Participant, breaches this Section 12.7, such Participant or Affiliate shall be obligated to offer to convey to the non-withdrawing Participant, without cost, any such property or interest so acquired. Such offer shall be made in writing and can be accepted by the non-withdrawing Participant at any time within forty-five (45) days after it is received by such non-withdrawing Participant.

     12.8 Mutual Withdrawal. If a Participant elects to withdraw from this Agreement pursuant to Section 12.2, the other Participant may also elect to withdraw as a Participant by giving written notice thereof to the other Participant within thirty-(30) days after receipt of the first Participant's notice of withdrawal, in which event the Participants shall be deemed to have agreed to terminate the Venture as of the first date of withdrawal pursuant to
Section 12. 1.

                                   ARTICLE 13

                              SURRENDER OF PROPERTY

     13.1 Surrender of Property. The Management Committee may authorize the Manager to surrender part or all of the Property. If the Management Committee authorizes any such surrender over the objection of a Participant, the Participant that desires to surrender shall assign to the objecting Participant, without cost to the objecting Participant, all of the surrendering Participant's interest in the Property to be surrendered, and the surrendered Property shall cease to be part of the Property.

     13.2 Reacquisition. If any Property is surrendered under the provisions of this Article 13, then, unless this Agreement is earlier terminated, neither Participant nor any Affiliate thereof shall acquire any interest in such Property or a right to acquire such Property for a period of two years following the date of such surrender. If a Participant reacquires any Property in violation of this Section 13.2, the other Participant may elect by notice to the reacquiring Participant within forty-five (45) days after it has actual notice of such reacquisition, to have such Property made subject to the terms of this Agreement. In the event such an election is made, the reacquired properties shall thereafter be treated as Property, and the costs of reacquisition shall be borne pro rata by the Participants and shall be included for purposes of calculating the Participants' respective Participating Interests.

                                   ARTICLE 14
                              TRANSFER OF INTEREST

     14.1 General. A Participant shall have the right to Transfer to any third party all or any part of its interest in or to this Agreement, its Participating Interest, or the Assets solely as provided in this Article 14.

     14.2  Limitations  on  Free  Transferability.   The  Transfer  right  of  a
Participant in Section 14.1 shall be subject to the following terms and conditions:

          (a) No transferee of all or any part of the interest of a Participant in this Agreement, any Participating Interest, or the Assets shall have the rights of a Participant unless and until the transferring Participant has provided to the other Participant notice of the Transfer, and except as provided in Sections 14.2(e) and 14.2(f), the transferee, as of the effective date of the Transfer, has committed in writing to be bound by this Agreement to the same extent as the transferring Participant;

          (b) No Transfer permitted by this Article 14 shall relieve the transferring Participant of its share of any liability, whether accruing before or after such Transfer, which arises out of Operations conducted prior to such Transfer;

          (c) In the event of a Transfer of less than all of a Participating Interest, the transferring Participant and its transferee shall act and be treated as one Participant;

          (d) Except as provided in Section 14.4 (c), no Participant shall transfer any interest in this Agreement or the Assets except by Transfer of part or all of its Participating Interest;

          (e) From the date of execution of this Agreement, if the Transfer is the grant of a security interest by mortgage, deed of trust, pledge, lien or other encumbrance of any interest in this Agreement, any Participating Interest or the Assets to secure a loan or other indebtedness of a Participant in a bona fide transaction, such security interest shall be subordinate to the terms of this Agreement and the rights and interests of the other Participant hereunder. Upon any foreclosure or other enforcement of rights in the security interest the acquiring third party shall be deemed to have assumed the position of the encumbering Participant with respect to this Agreement and the other Participant, and it shall comply with and be bound by the terms and conditions of this Agreement; and

          (f) If a sale or other commitment or disposition of Products or proceeds from the sale of Products by a Participant upon distribution to it pursuant to Article 11 creates in a third party a security interest in Products or proceeds therefrom prior to such distribution, such sales, commitment or disposition shall be subject to the terms and conditions of this Agreement.

     14.3 Right of First Refusal. Except as otherwise provided in Sections 14.2 and 14.4, if either Participant receives an offer to Transfer or otherwise dispose of all or a part of its Participating Interest in the Property to a third party, prior to accepting such offer the transferring Participant shall first offer the interest to the non-transferring Participant at the same terms and conditions as set forth in the third party offer. The non-transferring
Participant  may  accept  the  offer  by  written  notice  to  the  transferring
Participant given within sixty (60) days of receipt of the transferring Participant's offer. If the non-transferring Participant does not accept the offer, then the transferring Participant may sell or otherwise dispose of its interest under terms and conditions not less favorable to it than those set forth in the third party offer, provided that the sale or other disposition is effectuated within one hundred and eighty (180) days from the effective date of the third party offer.

     14.4 Exceptions to Right of First Refusal. Section 14.3 shall not apply to the following:

     (a) Transfer by a Participant of all or any part of its interest in this Agreement, any Participating Interest, or the Assets to an Affiliate, to Amax Gold, Inc. or Amax Gold Exploration, Inc.;

     (b) Incorporation of a Participant, or corporate merger, consolidation, amalgamation or reorganization of a Participant by which the surviving entity shall possess substantially all of the stock, or all of the property rights and interests, and be subject to substantially all of the liabilities and obligations of that Participant;

     (c) The grant by a Participant of a security interest in any interest in this Agreement, any Participating Interest, or the Assets by mortgage, deed of trust, pledge, lien or other encumbrance which shall be subordinate as set forth above; or

          (d) A sale or other commitment or disposition of Products or proceeds from sale of Products by a Participant upon distribution to it pursuant to
     Article 11.

                                   ARTICLE 15
                          CONFIDENTIALITY AND RELEASES

     15.1 General. The financial terms of this Agreement and all information obtained in connection with the performance of this Agreement shall be the exclusive property of the Participants and, except as provided in Section 15.2, shall not be disclosed to any third party or the public without the prior written consent of the other Participant, which consent shall not be unreasonably withheld.

     15.2 Exceptions. The consent required by Section 15.1 shall not apply to a disclosure:

          (a) To an Affiliate, consultant, contractor or subcontractor that has a bona fide need to be informed;

          (b) To any third party to whom the disclosing Participant contemplates a Transfer of all or any part of its interest in or to this Agreement, its Participating Interest, or the Assets; or

          (c) Which the disclosing Participant is required by pertinent law or regulation or the rules of any stock exchange to disclose; provided that in any case to which this Section 15.2 is applicable, the disclosing Participant shall give written notice to the other Participant prior to the making of any such disclosure.

          (d) As necessary to administer or enforce this Agreement.

          As to any disclosure pursuant to Section 15.2(a) or (b), only such confidential information as such third party shall have a legitimate business need to know shall be disclosed and such third party shall first agree in writing to protect the confidential information from further disclosure to the same extent as the Participants are obligated under this Article 15.

     15.3 Duration of Confidentiality. The provisions of this Article 15 shall apply during the term of this Agreement and for two (2) years following a termination pursuant to Section 12.1 or following withdrawal pursuant to Section 12.2, and shall continue to apply to any Participant who withdraws, who is deemed to have withdrawn, or who Transfers its Participating Interest, for two years following the date of such occurrence.

     15.4 Releases. There shall be no public release by either party of any information concerning the Property, the Operations or the Venture without the prior written consent of the other party (such consent not to be unreasonably withheld or delayed) unless such information is required by a lawful authority of or other regulatory body having jurisdiction in which case the party making such required disclosure shall first deliver a copy thereof to the other party and allow the other party forty-eight (48) hours to comment on the nature and extent of such required disclosure.

                                   ARTICLE 16
                                AREA OF INTEREST

     16.1 Acquisitions in Area of Interest. If at any time during the subsistence of this Agreement any Participant or any non-Participant that has a production royalty interest as provided for herein, (in this section only called the "Acquiring Party") stakes or otherwise acquires any right to or interest in any properties within the area described as all lands south of the South Fork of the Clearwater River within Sections 30 and 31, Township 29 North, Range 8 East, Boise Meridian, Sections 5, 6, 7, 8, 17, 18, 19 and 20, Township 28 North, Range 8 East, Boise Meridian and Sections 13 and 24, Township 28 North, Range 7 East, Boise Meridian, ("Area of Interest"), the Acquiring Party shall forthwith give notice to the other parties of such acquisition, the total cost thereof and all details in the possession of that Participant with respect to the details of the acquisition, the nature of the property and the known mineralization. Each other Participant may, within thirty
(30) days of receipt of the Acquiring Party's notice, elect, by notice to the Acquiring Party, to require that the properties and the right or interest acquired be included in and thereafter form part of the Property for all purposes of this Agreement.

     If the election aforesaid is made, the other Participants shall reimburse the Acquiring Party for that portion of the cost of acquisition which is equivalent to their respective Participating Interests.

     If no other Participant makes the election aforesaid within that period of thirty (30) days, the right or interest acquired shall not form part of the Property and the Acquiring Party shall be solely entitled thereto.

     Notwithstanding the provisions of this Article 16, should either Cyprus or ICMC or their Affiliates control any properties within the Area of Interest on the effective date of this Agreement and such properties are not included in Exhibit A, such properties shall be considered Property and become subject to this Agreement.


                                   ARTICLE 17
                               GENERAL PROVISIONS

     17.1 Notices. All notices, payments and other required communications ("Notices") to the Participants shall be in writing, and shall be addressed respectively as follows:

          If   to ICMC:

               Idaho Consolidated Metals Corporation
               P.O. Box 1124
               Lewiston, Idaho 83501
               Attn: President
               Fax: (208) 746-6678

          If   to Cyprus:

               Cyprus Gold Exploration Corporation
               9100 East Mineral Circle
               P.O. Box 3299
               Englewood, Colorado 80155-3299
               Attn: Exploration Manager, North America
               Fax: (303) 643-5943

          With a copy to:

               Cyprus Gold Exploration Corporation
               9100 E. Mineral Circle
               P.O. Box 3299
               Englewood, CO 80155-3299
               Attn: Land Management Department
               Fax: (303) 643-5250

     All Notices shall be given (i) by personal delivery to the Participant,  or
(ii) by electronic communication or facsimile, with a confirmation sent by registered or certified mail return receipt requested, (iii) by registered or certified mail return receipt requested or (iv) by express mail. All Notices shall be effective and shall be deemed delivered (i) if by personal delivery on the date of delivery if delivered during normal business hours, and, if not delivered during normal business hours, on the next business day following delivery, (ii) if by electronic communication or facsimile on the next business day following receipt of the electronic communication or facsimile, and (iii) if solely by mail on the next business day after actual receipt. A Participant may change its address by Notice to the other Participant.

     17.2 Waiver. The failure of a Participant to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit the Participant's right thereafter to enforce any provision or exercise any right.

     17.3 Modification. No modification of this Agreement shall be valid unless made in writing and duly executed by the Participants.

     17.4 Force Majeure. Except for the obligation to make payments when due hereunder, the obligations of a Participant shall be suspended to the extent and for the period that performance is prevented by any cause, whether foreseeable or unforeseeable, beyond its reasonable control, including, without limitation, lack of satisfactory market, labor disputes (however arising and whether or not employee demands are reasonable or within the power of the Participant to grant); acts of God; laws, regulations, orders, proclamations, instructions or requests of any government or governmental entity; judgments or orders of any court; inability to obtain on reasonably acceptable terms any public or private license, permit or other authorization; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or prospective violation of federal, provincial or local environmental standards; acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot, civil strife, insurrection or rebellion; fire, explosion, earthquake, storm, flood, sink holes; drought or other adverse weather condition; delay or failure by suppliers or transporters of materials, parts, supplies, services or equipment or by contractors' or subcontractors' shortage of, or inability to obtain, labor, transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; or any other cause whether similar or dissimilar to the foregoing. The affected Participant shall promptly give notice to the other Participant of the suspension of performance, stating therein the nature of the suspension, the reasons therefor, and the expected duration thereof and this Agreement shall be extended by the total period of such delays or suspension. The affected Participant shall resume performance as soon as reasonably possible. During the period of suspension the obligations of the Participants to advance funds pursuant to Section 9.2 shall be reduced to levels consistent with Operations.

     17.5 Economic Force Majeure. If, at any time after the Management Committee reaches a determination, in its reasonable judgment, that the minerals encompassed within the Property cannot be profitably mined under the terms and conditions of this Agreement as it is then in effect, the Management Committee may declare that a condition of Force Majeure exists as provided in Section 17.4, above; provided, that in no event shall a condition of Force Majeure declared pursuant to this Section 16.5 be in effect for more than five (5) consecutive years.

     17.6 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Idaho.

     17.7 Rule Against Perpetuities. Any right or option to acquire any interest in real or personal property under this Agreement must be exercised, if at all, so as to vest such interest in the acquirer within twenty-one (21) years after the effective date of this Agreement.

     17.8 Further Assurances. Each of the Participants agrees to take from time to time such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

     17.9 Survival of Terms and Conditions. The provisions of this Agreement and the attached Exhibits shall survive the termination of this Agreement to the full extent necessary for their enforcement and the protection of the Participant in whose favor they run.

     17.10 Entire Agreement: Successors and Assigns. This Agreement contains the entire understanding of the Participants and supersedes all prior agreements and understandings between the Participants relating to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Participants. In the event of any conflict between this Agreement and any Exhibit attached hereto, the terms of this Agreement shall be controlling.

     17.11 Memorandum. At the request of either Participant, a Memorandum or short form of this Agreement, as appropriate, which shall not disclose financial information contained herein, shall be prepared and recorded by Manager. This Agreement shall not be recorded.

     17.12 Funds. All references to dollar amounts contained in this Agreement are references to United States dollars.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto effective as of the day and year first above written.

CYPRUS GOLD EXPLORATION CORPORATION


By: /s/ [Not Legible]
    --------------------------------
Title:  President
Tax ID#:


IDAHO CONSOLIDATED METALS CORPORATION


By: /s/ Del Steiner
    --------------------------------
Title:  Pres./CEO
Tax ID#:

                                  EXHIBIT "A-1"

        Attached to and made part of that certain Joint Venture Agreement dated the 13th day of June, 1997 between

                    Idaho Consolidated Metals Corporation and

                      Cyprus Gold Exploration Corporation.

 The following unpatented mining claims located in Idaho County, State of Idaho.

                                              BLM                                                      BLM
  Claim Name                               Serial No.            Claim Name                         Serial No.
  ----------                               ----------            ----------                         ----------

Black Lady 1                                 28654                 RL 22                              105338
Black Lady 2                                 28655                 RL 24                              105340
Hidden Valley 1                              28656                 RL 25                              105341
Hidden Valley 2                              28657                 RL 26                              105342
Hidden Valley 3                              28658                 RL 27                              105343
Jon 1                                        28982                 RL 28                              105344
Jon 2                                        28983                 RL 28A                             105345
Jon 3                                        28984                 RL 29                              105346
Jon 4                                        28985                 RL 30                              105347
Jon 5                                        28986                 RL 30A                             105348
Jon 6                                        28987                 RL 31                              105349
Jon 7                                        28988                 Spec 10                             28969
Jon 11                                       28989                 Spec 11                             28970
Jon 12                                       28990                 Spec 12                             28971
Jon 13                                       28991                 Spec 13                             28972
Jon 14                                       28992                 Spec 23                             28973
Jon 15                                       28993                 Spec 24                             28974
Jon 16                                       28994                 Spec 25                             28975
Jon 17                                       28995                 Spec 26                             28976
Jon 18                                       28996                 Spec 27                             28977
Jon 25                                       28997                 Spec 28                             28978
Jon 26                                       28998                 Spec 29                             28979
RL 9A                                       105324                 Spec 30                             28980
RL 10                                       105325                 Spec 34                             28981
RL 11                                       105326                 Tip Top 1                           28662
RL 11A                                      105327


                                               BLM
Claim Name                                 Serial No.
----------                                 ----------
RL 21                                       105337
RL 23                                       105339
RL 40                                       105358
RL 42                                       105360
RL 43                                       105361
RL 44                                       105362
RL 45                                       105363
RL 58                                       105376
RL 60                                       105378
RL 61                                       105379
CNTL #1                                     100371
CNTL #2                                     100372
CNTL #3                                     100373
CNTL #4                                     100374
CNTL #5                                     100375
CNTL #6                                     100376
CNTL #7                                     100377
CNTL #8                                     100378
CNTL #9                                     100379
CNTL #20                                    100390
Z-14                                        111509
Z-15                                        111510
Z-16                                        111511
Z-17                                        111512
Z-21A                                       124313
Z-22                                        124314
Z-22A                                       124315
Z-23                                        111517
Z-25                                        111519
Z-27                                        111521
Z-28                                        111522
Z-29                                        111523
Z-30                                        111524
Z-31                                        111525
Z-32                                        111526
Z-33                                        111527
Z-34                                        111528

                                  EXHIBIT "A-2"

        Attached to and made part of that certain Joint Venture Agreement dated the 13th day of June , 1997 between Idaho Consolidated Metals Corporation and
                      Cyprus Gold Exploration Corporation.
 The following unpatented mining claims located in Idaho County, State of Idaho.

                                  BLM
Claim Name                      Serial No                       Reception Number
----------                      ---------                       ----------------

Deal 1                          IMC 179335                          393990
Deal 2                          IMC 179336                          393991
Deal 3                          IMC 179337                          393992
Deal 4                          IMC 179338                          393993
Deal 5                          IMC 179339                          393994
Deal 6                          IMC 179340                          393995
Deal 7                          IMC 179341                          393996
Deal 8                          IMC 179342                          393997
Deal 9                          IMC 179343                          393998
Deal 10                         IMC 179344                          393999
Deal 11                         IMC 179345                          394000
Deal 12                         IMC 179346                          394001
Deal 13                         IMC 179347                          394002
Deal 14                         IMC 179348                          394003
Deal 15                         IMC 179349                          394004
Deal 16                         IMC 179350                          394005
Deal 17                         IMC 179351                          394006
Deal 18                         IMC 179352                          394007
Deal 19                         IMC 179353                          394008
Deal 20                         IMC 179354                          394009
Deal 21                         IMC 179355                          394010
Deal 22                         IMC 179356                          394011
Deal 23                         IMC 179357                          394012
Deal 24                         IMC 179358                          394013
Deal 25                         IMC 179359                          394014
Deal 26                         IMC 179360                          394015
Deal 27                         IMC 179361                          394016
Deal 28                         IMC 179362                          394017
Deal 29                         IMC 179363                          394018
Deal 30                         IMC 179364                          394019
Deal 31                         IMC 179365                          394020
Deal 32                         IMC 179366                          394021
Deal 33                         IMC 179367                          394022
Deal 34                         IMC 179368                          394023
Deal 35                         IMC 179369                          394024

                                   BLM
Claim Name                      Serial No                       Reception Number
----------                      ---------                       ----------------
Deal 36                         IMC 179370                          394025
Deal 37                         IMC 179371                          394026
Deal 38                         IMC 179372                          394027
Deal 39                         IMC 179373                          394028
Deal 40                         IMC 179374                          394029
Deal 41                         IMC 179375                          394030
Deal 42                         IMC 179376                          394031
Deal 43                         IMC 179377                          394032
Deal 44                         IMC 179378                          394033
Deal 45                         IMC 179379                          394034
Deal 46                         IMC 179380                          394035
Deal 47                         IMC 179381                          394036
Deal 48                         IMC 179382                          394037
Deal 49                         IMC 179383                          394038
Deal 50                         IMC 179384                          394039
Deal 51                         IMC 179385                          394040
Deal 52                         IMC 179386                          394041
Deal 53                         IMC 179387                          394042
Deal 54                         IMC 179388                          394043
Deal 55                         IMC 179389                          394044
Deal 56                         IMC 179390                          394045
Deal 57                         IMC 179391                          394046
Deal 58                         IMC 179392                          394047
Deal 59                         IMC 179393                          394048
Deal 60                         IMC 179394                          394049
Deal 61                         IMC 179395                          394050
Deal 62                         IMC 179396                          394051
Deal 63                         IMC 179397                          394052
Deal 64                         IMC 179398                          394053
Deal 65                         IMC 179399                          394054
Deal 66                         IMC 179400                          394055
Deal 67                         IMC 179401                          394056
Deal 68                         IMC 179402                          394057
Deal 69                         IMC 179403                          394058
Deal 70                         IMC 179404                          394059
Deal 71                         IMC 179405                          394060
Deal 72                         IMC 179406                          394061
Deal 73                         IMC 179407                          394062
Deal 74                         IMC 179408                          394063

                                   EXHIBIT "B"

        Attached to and made part of that certain Joint Venture Agreement dated June 13, 1997, by and between
                    Idaho Consolidated Metals Corporation and
                       Cyprus Gold Exploration Corporation

                              ACCOUNTING PROCEDURES

The purpose of these Accounting Procedures is to establish equitable methods for determining charges and credits applicable to Operations under the captioned Agreement (the "Agreement"). It is the intent of the Manager and any Participant that is not acting as the Manager ("the non-Manager") that neither of them shall gain nor lose by reason of their duties and responsibilities as the Manager or the non-Manager but that the Manager should be reimbursed for the value of services provided hereunder. If any method proves unfair or inequitable to the Manager or the non-Manager, the Participants shall meet and in good faith endeavor to agree upon changes deemed necessary to correct the unfairness or inequity. In the event of a conflict between the provisions of these Accounting Procedures and those of the Agreement, the provisions of the Agreement shall control.

                                    ARTICLE 1

                               GENERAL PROVISIONS


     1.1 Definitions. The definitions set forth in the Agreement shall apply to these Accounting Procedures and shall have the same meanings as used herein. Additional terms used in these Accounting Procedures are set forth below shall have the following meanings:


     (a) "Material" shall mean personal property, including but not limited to supplies and non-depreciable equipment, acquired and held for use in Operations.

     (b) "Outsider" shall mean participants other than "Participant" to the Agreement and their affiliates.

     (c) "Personal Expenses" shall mean travel and other reasonable reimbursable expenses of employees of the Manager or its Affiliates.

     (d) "Technical Employees" shall mean those employees having special and specific engineering, geological, legal, or other professional skills, and whose primary function in Operations is the handling of specific matters for the benefit of Operations.

     1.2 Accounting Records.

     (a) The Manager shall maintain accounting records for the Joint Account in accordance with generally accepted accounting principles consistently applied and used in the mining industry.

     (b) The Manager shall take advantage of and credit the Venture with all cash and trade discounts, freight allowances and equalizations, annual volume or other allowances, credits, salvages, commissions, insurance discount dividends and retroactive premium adjustments, and any other benefits which accrue to the Manager wholly or in part because of Operations.

     1.3 Statements, Billings and Adjustments.

     (a) The Manager shall promptly submit to the Management Committee monthly statements of account reflecting in reasonable detail the charges and credits to the Joint Account during the preceding month.

     (b) On the basis of the adopted Program and Budget, the Manager shall submit to each Participant prior to the last day of each month, a billing for estimated cash requirements for the next month. Within ten (10) days after receipt of each billing, each Participant shall advance to the Manager its proportionate share of the estimated amount. Time is of the essence of payment of such billings. The Manager shall at all times maintain a cash balance approximately equal to the rate of disbursement for up to forty-five (45) days.

     (c) A Participant that fails to meet cash calls in the amount and at the times specified in Section 1.3(b) shall be in default, and the amount of the defaulted cash call shall bear interest from the date due at an annual rate equal to two (2) percentage points over the Prime Rate, but in no event shall said rate of interest exceed the maximum permitted by law.

The non-defaulting Participant shall have those rights, remedies and elections specified in Section 6.4 of the Agreement.

     (d) Payment of bills shall not prejudice the right of the non-Manager to protest or question the correctness thereof; however, all bills and statements rendered during any calendar year shall be presumed conclusively to be true and correct after twelve (12) months following the end of any such calendar year unless, within the said twelve-month period, the non-Manager takes written exception thereto and makes claim on the Manager for adjustment. No adjustment favorable to the Manager shall be made unless it is made within the same prescribed period or in connection with an adjustment in favor of the non-Manager. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of the Assets.

     1.4 Advances and Payments.

     (a) As provided for in this Exhibit "B", the non-Manager shall advance its share of the estimated cash outlay for the succeeding month's operation. If the non-Manager's advances exceed its share of actual expenditures, subsequent cash calls will be adjusted downward or the Manager will refund to the non-Manager excess funds that are not necessary for subsequent Operations.

     (b) The Manager shall base its estimates of cash advance requirements on the latest information available and shall take into account cash on hand which may be applied to satisfy such requirements in order to reduce the amounts to be advanced. It is the intent of the Participants to provide adequate funds for the Operations and to maintain-bank balances at minimum levels.

     (c) If the Manager does not request the non-Manager to advance its share of estimated cash requirements, the non-Manager shall pay its share of expenditures within thirty (30) days following receipt of the Manager's billing.

     (d) Except as provided in Section 6.4 of the Agreement, all payments shall be made on or before the due date by wire transfer in immediately available funds to bank accounts designated by the Manager. If not so paid, the unpaid balance shall bear interest after the due date at the rate of Prime Rate plus two percent (2%) for each thirty
(30) day period or portion thereof until such amount is paid, plus attorneys' fees, court costs, and other costs related to the collection of the unpaid amounts.

     (e) Funds received by the Manager from the non-Manager Participant shall be segregated or maintained by the Manager as a separate fund, and may not be commingled with the Manager's own funds, except with the consent of the non-Manager Participant.

     1.5 Audits. Upon notice in writing to the Manager, the non-Manager shall have the right to audit the accounts and records relating to the accounting made under this Agreement for any calendar year within the twelve (12) month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts pursuant to Section 1.3(d). The non-Manager may arrange for audits by its own staff or outside professional and qualified independent auditors. Audits shall be conducted in a manner so as to cause the minimum inconvenience to the Manager. The Manager shall bear no portion of non-Manager's audit costs unless agreed to by the Manager in advance of such audit.
Notwithstanding the above, in the event the non-Manager does not audit the accounts and records relating to the accounting made under this Agreement the Manager shall have conducted annually an audit of the accounts and records relating to the accounting made under this Agreement. Such audit shall be for the account of the Venture. If the non-Manager does have an audit performed as provided herein, the Manager shall not be required to perform an additional audit.


                                    ARTICLE 2

                                CHARGEABLE COSTS


     Subject to the provisions of the Agreement, the Manager shall charge the Joint Account with all costs incurred by it as necessary and proper for the conduct of Operations or maintenance of the Assets. Such costs shall be reasonable and comparable with similar projects in the area. Except as otherwise provided in the Agreement, the Manager shall charge the Joint Account with: (1) exploration expenditures made for the exploration activities within the Property, (2) expenditures made for engineering, environmental, planning, Development and construction related to the Property and for the equipment and facilities necessary for Operations, including all working capital and sustaining capital for ongoing Operations and for the expansion and updating of Operations, and (3) costs and expenses of mining, processing, reclamation, restoration, worker's compensation and other claims upon closing of the mines, and any other costs following the mine closing. Such costs include, but are not limited to the following:

     2.1 Property Payments. Property payments, rentals, royalties and other payments out of production (unless such royalties or other payments shall burden the ownership interests of only one Participant) and fees, paid by the Manager for Operations including permits, fees, and other charges which are assessed by various governmental agencies. Such costs also include acquisition of easements, rights of way, and surface rights.

     2.2 Labor.

     (a) Salaries and wages of the Manager's employees directly engaged in and the conduct of and for the benefit of Operations, whether temporarily or permanently assigned. The proportion of salaries and wages charged will be prorated proportionate to the time spent by employees for the benefit of Operations. Salaries and wages shall include everything constituting gross pay to employees as reflected on the Manager's payroll, including travel time and overtime.

     (b) The Manager's cost of holidays, rest days, vacations, disability benefits, sickness, and other customary allowances and reasonable expenses which are paid or reimbursed under the Manager's usual practice. Such amounts may be charged either on a "percentage assessment" of salaries and wages, or on a cash basis.

     (c) Costs of expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to the Manager's cost of salaries and wages.

     (d) Personal Expenses of employees whose salaries and wages are, chargeable to the Joint Account under Section 2.2(a), but only to the extent that such Personal Expenses are incurred in connection with their efforts while directly engaged in the conduct of and for the benefit of Operations.

     (e) The Manager's actual costs of established plans for employees' group life insurance, hospitalization, medical, dental, pension, retirement, stock purchase, profit sharing, thrift, bonus, and other benefit plans of a similar nature applicable to the Manager's labor cost chargeable to the Joint Account.

     (f) If a percentage assignment is used for Section 2.2 (b) and (e), the rate shall be based on actual cost experience for the previous year. Such rate shall be determined during the first quarter of each year and shall be applied in current year operations.

     (g) Relocation costs of employees permanently or temporarily assigned and directly engaged in the conduct of Operations. Such costs shall include transportation of employees' families and their personal and household effects and all other relocation costs in accordance with the Manager's usual practice.

     2.3 Material. Material purchased or furnished by the Manager for use in Operations as provided under Article 3. So far as is reasonably practical, and consistent with efficient and economical operations, only such Material shall be purchased or transferred for use in Operations as may be required for immediate use.

     2.4 Transportation.

     (a) Transportation of material and other related costs such as expediting, crating, freight, and unloading at destination.

     (b) Transportation of employees as required in the conduct-of Operations.

     2.5 Services.

     (a) The cost of consultants, contract labor, services, equipment, and utilities procured from Outsiders.

     (b) Technical or research services, such as, but not limited to, laboratory analysis, drafting, geophysical and geological interpretation, engineering, reserve studies and related computer services, and data processing, which may be delegated to and performed by the specialized staffs of one of the Participants or their Affiliate. Such professional services shall be on a cost of service basis and charges shall not exceed the cost of comparable quality services by qualified Outsiders. Charges to the Joint Account for services directly benefitting Operations shall be in addition to any charges allowed under Sections 2.11 and 2.12.

     (c) In the event the Manager from time to time utilizes skilled personnel of the Participants or their Affiliates for performance of services either within the Property or elsewhere for the benefit of Operations, whose time in full or in part is not otherwise charged hereunder, a proper proportion of the direct and indirect salary, employee benefits, and travel expenses of such personnel shall be charged to the Joint Account, provided such work is pursuant to written authorization by the Manager. Such professional services shall be on a cost of service basis and charges shall not exceed the cost of comparable quality services by qualified Outsiders.

     (d) Use of the Manager's and the non-Manager's separately owned equipment and facilities for benefit of Operations. Such use shall be charged to the Joint Account at rates commensurate with the Manager's actual and full costs of ownership and operation and such rates shall include cost of maintenance, repairs, other operating expense, insurance, taxes (other than income taxes), depreciation, and other overhead. These charges shall not exceed the prevailing commercial rates in the area.

     (e) Data processing and computer services acquired for the benefit of Operations may be contracted through Outsiders, or by arrangement for computer services from one of the Participants, or their Affiliates, even though such facilities are not physically located within the Property. Charges to the Joint Account under this provision for services directly benefiting Operations shall be in addition to any charges allowed under Section 2.11 and 2.12. Such professional services shall be on a cost of service basis and charges shall not exceed the cost of comparable quality services by qualified Outsiders.

     (f) Any technical services, skilled personnel, equipment, facilities or data processing services provided to Operations by the non-Manager, at the request of the Manager, shall be charged on the same basis as provided in Sections 2.5 (b), (c) (d) and (e) above. The non-Manager shall bill the Manager in accordance with Section 1.4 (c) of the Accounting

Procedures. The Manager may audit the records of the non-Manager with regard to such services in accordance with the procedure set forth in Section 1.5.

     2.6 Repair and Replacement of Property. All costs or expenses (net of the recoveries from insurance for which the premiums have been charged to the Joint Account, if any) necessary for the repair or replacement of property resulting from damages or losses incurred by fire, flood, storm, theft, accident, or any other cause, excepting the Manager's gross negligence or willful misconduct. The Manager shall furnish to the non-Manager written notice of damages or losses in excess of Fifteen Thousand Dollars ($15,000) as soon as practicable. Such costs and expenses include the costs to combat and control the actions of the hazard.

     2.7 Insurance.

     (a) Premiums paid for Workers' Compensation or Employer's Liability Insurance required to be carried for Operations. In the event Operations are conducted in a state or province in which the Manager may act as self-insurer for Workers' Compensation or Employer's Liability under the applicable state's or province's law, the Manager may, at its election, provided that it is allowed by the laws of the Province, include the risk under its self-insurance program and in that event, the Manager shall include a charge at the Manager's cost equal to the Standard Workers' Compensation rate during any one contract year. Premiums paid for an insurance program covering such property, business interruption, casualty, and fidelity risks as are deemed prudent by the Manager based on sound business judgment, which judgment shall be subject to review and revision by the Management Committee. Premiums paid for other insurance as requested by the Management Committee. Each Participant may procure and maintain, at its own cost and expense, such other insurance as it may determine to be necessary to protect its interests, and any such insurance so procured and maintained shall inure solely to the benefit of the Participant procuring the same.

     (b) Actual expenditures incurred in the investigation, defense, and settlement of all losses, claims, damages, judgments, and other expenses for the benefit of Operations, excepting those resulting from the Manager's gross negligence or willful misconduct.

     2.8 Limitation and Claims. All costs or expenses of handling, investigation and settling litigation or claims arising by reason of Operations or necessary to protect or recover property, including, but not limited to, attorneys' fees, court costs, cost of investigation or procuring evidence and amounts paid in settlement or satisfaction of any such litigation or claims. In the event actions or claims affecting Operations shall be handled by the legal staff of one of the Participants, a charge commensurate with the cost of providing such service is chargeable to the Joint Account.

     2.9 Taxes. All taxes (except taxes based on or determined with reference to income), fees, and governmental assessments of every kind and nature. If the Manager is required hereunder to pay ad valorem taxes based in whole or in part upon separate valuations of each Participant's Interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Participants hereto in accordance with the percentage of tax value generated by each Participant's Interest.

     2.10 Fines. All fines resulting from non-compliance with applicable laws, rules, and regulations, except to the extent that such fines were due to the gross negligence or willful misconduct of the Manager.

     2.11 Direct Administrative Costs. The net cost of maintaining and operating any offices (excepting the corporate headquarters office), suboffices, camps, warehouses, housing, and other facilities directly serving Operations shall be charged to the Joint Account. If such facilities serve operations in addition to Operations, the net costs shall be allocated to all operations served on an equitable basis mutually agreed to by the Participants.

     2.12 Manager's Management Fee. A charge to reimburse the Manager for overhead and other general and administrative services of the Manager's corporate headquarters office equal to the following percentages applied to costs and expenses determined on a monthly basis under the provisions of Paragraphs 2 through 7, 11 and 13 through 15 of this Article 2:

     (a)  Ten  percent  (10%)  of  all  cash  expenditures   incurred  prior  to
Development,, but only five percent (5%) on contracts greater than One Hundred Thousand Dollars ($100,000).

     (b)  Five  percent  (5%)  of  all  cash  expenditures   incurred  following
commencement of Development.

     Notwithstanding the above, such Manager's fees shall not be charged on the overhead of any contractors or agents. The overhead rates set out above shall be reviewed annually at the request of either party. If a detailed analysis of the Manager's actual cost experiences establishes that higher or lower overhead expenses were incurred or are likely to be incurred, and if higher, are reasonable in the circumstances, then the rates shall be amended by the Management Committee. Such amendment shall be on the basis that the Manager neither profits nor loses as a result thereof.

     2.13 Storage of Production Inventories. Each Participant will bear the cost incurred for handling and storage of merchantable ore or concentrates as follows:

     (a) Personal property taxes on ore or concentrates in storage for a Participant within the Property shall be charged to such Participant.

     (b) The cost of loading out such ore in storage for a Participant from the Property shall be charged to such Participant.

     (c) Cost associated with providing storage of ore or concentrates within the Property will be charged on a pro rata basis determined by the Participants.

     (d) Other costs arising out of storage or handling- of ore or concentrates shall be charged to the Participant owning such Materials.

     2.14 Project Assets. The cost of all capital expenses of the Assets which are normally depreciable, depletable, or amortizable, including but not limited to land acquisition, exploration, development, pre-mine development and stripping, machinery, equipment, plant, buildings, rail facilities and equipment, improvements, camp and port facilities, townsites and other infrastructure, whether incurred or acquired prior to or after Commencement of Commercial Production.

     2.15 Other Necessary Expenses. Any other chargeable expenditures not covered or dealt with in the foregoing provisions which are necessary and proper for the conduct of Operations.


                                    ARTICLE 3

                  PRICING OF JOINT ACCOUNT MATERIAL PURCHASES.

                           TRANSFERS, AND DISPOSITION


     The Manager is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Property. The Manager shall provide all Material for use within the Property, however, at the Manager's option, such Material may be supplied by the non-Manager.

     3.1 Purchases. Material purchased shall be charged at the price paid by the Manager after deduction of all discount received. In case of Material found to be defective or returned to vendor for any other reason, credit shall be passed to the Joint Account when adjustment has been received by the Manager.

     3.2 Transfer and Dispositions. Material furnished to the Property and Material transferred from the Property or disposed of by the Manager, unless otherwise agreed to by the Participants, shall be priced at its current fair market value.

     3.3 Premium Prices. Whenever Material is not readily obtainable at published or listed prices because of national emergencies, strikes, or other unusual causes over which the Manager has no control, the Manager may charge the Joint Account for the required Material at the Manager's actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Property.

     3.4 Warranty of Material. The Manager shall not be held responsible for defects in Material furnished for Operations. In the event Material is defective, credit shall not be passed to the Joint Account until the adjustment has been received by the Manager from the manufacturer or its agents.

                                     ARTICLE

                          DISPOSAL OF SURPLUS MATERIAL


     4.1 Distribution Generally. The disposition of major items of surplus Material shall be decided upon by the Manager. The Manager may purchase, but shall be under no obligation to purchase, the interests of the non-Manager in surplus Material.

     4.2 Purchase by Participants. Surplus Material purchased by either the Manager or the non-Manager shall be credited by the Manager to the Joint Account at its fair market value.

     4.3 Distribution to Participants. Division of Material in kind, if made between the Manager and the non-Manager, shall be in proportion to their respective interests in such Material. Each Participant will thereupon be charged individually with the value of the Material received or receivable by each Participant, and corresponding credits will be made by the Manager to the Joint Account. Such credits shall appear in the monthly statement of operations.

     4.4 Sales. Sales to Outsiders of Material from the Property shall be credited by the Manager to the Joint Account at the net amount collected by the Manager from vendee, which shall be priced on the basis of the best available market price. Any claim by vendee for defective Materials or otherwise shall be charged back to the Joint Account if and when paid by the Manager.

                                    ARTICLE 5

                                   INVENTORIES


     5.1 Periodic Inventories. The Manager shall take physical inventory of Joint Account Material at reasonable intervals in accordance with generally accepted accounting principles but not less than once a year. The non-Manager may be represented when any inventory-shall bind the non-Manager to accept the inventory taken by the Manager.

     5.2 Reconciliation. Reconciliation of inventories with the Joint Account shall be made by the Manager, and a list of overages and shortages shall be furnished to the non-

Manager within ninety (90) days following the taking of inventory. Inventory adjustments shall be made by the Manager to the Joint Account for overages and shortages, but the Manager shall be held accountable to the non-Manager only for shortages due to the lack of reasonable diligence.

     5.3 Special Inventories. Whenever there is a sale or change of Interest in the Mineral Rights, the Property or the Assets, a special inventory may be taken by the Manager, provided the seller or purchaser or such Interest requests such inventory and agrees to bear all of the expense thereof. In such cases, both the seller and the purchaser shall be entitled to be represented. A special inventory shall be required when there is a change in the Manager. The cost of the latter inventory will be charged to the Joint Account when the change in the Manager does not come about as the result of a sale of the former Manager's Interest.

     5.4 Expenses. The expense incurred by the Manager in conducting periodic inventories shall be charged to the Joint Account.

                                   EXHIBIT "C"

        Attached to and made part of that certain Joint Venture Agreement dated June 13 , 1997, by and between
                      Idaho Consolidated Metals Corporation
                    and Cyprus Gold Exploration Corporation.


                       NET PROCEEDS OF PRODUCTION ROYALTY


1    Obligation.

1.01 If any party becomes entitled to an interest in Net Proceeds pursuant to the Agreement (an "Owner"), the Manager shall separately calculate, as at the end of each calendar quarter subsequent to commencement of commercial operations, Net Proceeds.

1.02 Interest in Net Proceeds. Each Participant shall within sixty (60) days of the end of each calendar quarter, as and when any Net Proceeds are available for distribution:

     (a) severally pay or cause to be paid to each Owner that percentage of the Net Proceeds to which that Owner is entitled under the Agreement;

     (b)  deliver to each Owner a statement indicating:

          i.   the Gross Receipts during the calendar quarter;

          ii.  the deductions therefrom made in the order itemized in subsection
               3.01 of this Exhibit C;

          iii. the amount of Net Proceeds remaining; and

          iv.  the amount of the Net Proceeds to which that Owner is entitled;

provided, however, that until such time as there are Net Proceeds available, the Manager shall deliver to each Owner within sixty (60) days of the end of each calendar quarter commencing with the first calendar quarter following the commencement of commercial operations, a statement indicating the Gross Receipts during the calendar quarter less the deductions therefrom made in the order itemized in subsection 3.01 of this Exhibit C.

1.03 Nothing contained in the Agreement or this Exhibit C shall be construed as:

     (a) imposing on a Participant any obligation with respect to the payments of amounts due hereunder to an Owner from any other Participant; or

     (b) conferring on any Owner any right to or interest in any Property or Assets except the right to receive payments pursuant to the Net Proceeds Interest Royalty from each Participant to the Agreement as and when due.

2 Definitions. Capitalized terms used but not defined herein shall have the meanings given thereto in the Agreement.

2.01 "Costs" means, all items of outlay and expense whatsoever, direct or indirect, with respect to Operations including loans made by one Participant for the benefit of another Participant, recorded by the Manager in accordance with the Agreement; without limiting generality, the following categories of Costs shall have the following meanings:

     (a) "Construction Costs" means those Costs recorded by the Manager during the period of Development, including, without limiting generality, the Manager's fee contemplated in Section 2.12 of Exhibit B;

     (b)  "Distribution Costs" means all costs of:

          i.   transporting  ore or concentrates  from a mine or a concentrating plant to a smelter, refinery or other place of delivery designated by the purchase and, in the case of concentrates tolled, of transporting the metal from a smelter to the place of delivery designated by the purchaser;

          ii.  handling,,  warehousing and insuring the  concentrates and metal;
               and

          iii. in the case of concentrates tolled, of smelting and refining, including any penalties thereon or in connection therewith.

     (c) "Exploration Costs" means those Costs, including Exploration Expenditures, pertaining to all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits of Products, and specifically includes the preparation of a Feasibility Study.

     (d) "Interest Costs" means interest computed quarterly and not in advance calculated as follows:

          i. If financing for Development of the Property has been obtained from a third party lender, at the interest rates provided for therein.

          ii.  If such third party financing is not in effect, as follows:

          (1) the average of the opening and closing monthly outstanding balances for each month during the quarter of the net unrecovered amounts of all costs in the classes enumerated paragraphs 2.01
               (a), (b), (c), (d), (e) (f) and (g) of this Exhibit C;

          multiplied by:

          (2)  Prime Rate plus two percent;

          multiplied by:

          (3)  the number of days in the quarter;

          divided by:

          (4)  the number of days in the year;

     (e) "Marketing Costs" means such reasonable charge actually incurred for marketing of ores and concentrates sold or of concentrates tolled as is consistent with generally accepted industry marketing practices; and

     (f) "Operating Costs" means those Costs recorded by the Manager subsequent to the commencement of commercial production, including, without limiting generality, the Manager's fee contemplated in Section 2.12 of Exhibit B and additional costs of capital; and

     (g) "Taxes and Royalties" means all taxes (other than income taxes), royalties or other charges or imposts provided for pursuant to any law or legal obligation imposed by any government if paid by the Participant and any other royalties payable to third parties.

2.02 Wherever used in this Exhibit C, "Gross Receipts" means the aggregate of all receipts, recoveries or amounts received by or credited to a Participant in connection with its participation under the Agreement including, without limiting the generality of the foregoing:

     (a) the receipts from the sale of that Participant's proportionate share of the ores, concentrates or other materials derived from Products produced from the Property;

     (b) all proceeds received from the sale of the Property or Assets subsequent to the effective date of the Agreement;

     (c) all insurance recoveries (including amounts received to settle claims) in respect of loss of, or damage to any portion of the Property or Assets subsequent to the effective date of the Agreement;

     (d) all amounts received as compensation for the expropriation or forcible taking of any portion of the Property or Assets subsequent to the effective date of the Agreement;

     (e) the fair market value, at the Property, of those Assets, if any, purchased for the Joint Account, that are transferred from the Property for use by a Participant elsewhere subsequent to the effective date of the Agreement; and

     (f) the amount of any negative balance remaining after the reallocation of negative balances pursuant to subsection 3.03 of this Exhibit C;

to the extent that those receipts, recoveries or amounts have not been applied by the Participant as a recovery of any of the classes of Costs itemized in subsection 3.01 of this Exhibit C.

3    Net Proceeds Calculation.

3.01 "Net Proceeds" means the Gross Receipts minus deductions therefrom of the then net unrecovered amounts of the following classes of Costs made in the following itemized order:

     (a)  Marketing Costs;

     (b)  Distribution Costs;

     (c)  Operating Costs;

     (d)  Taxes and Royalties;

     (e)  Interest Costs;

     (f)  Construction Costs; and

     (g)  Exploration Costs;

it being understood that the deductions in respect of the Costs referred to in paragraphs 3.01 (a), (b), (d) and (e) of this Exhibit C shall be based on those Costs as recorded by that Participant and the deductions in respect of the Costs referred to in paragraphs 3.01 (c), (f) and (g) of this Exhibit C shall be based on that Participant's proportionate share of those Costs as recorded by the Manager.

3.02 For greater certainty in calculating Net Proceeds at any time, each of the classes of Costs shall constitute a separate pool from which all Costs deducted on any previous quarterly calculation shall be removed and to which, in the case of all classes of Costs, Costs of those classes recorded since the commencement of commercial production (in the case of the first quarterly calculation) or since the date of the last quarterly calculation (in the case of any calculation subsequent to the first quarterly calculation) shall be added.

3.03 If the application of credits to a pool of Costs results in a negative balance in that pool of Costs, the amount of any negative balance from a Cost pool shall be applied to reduce the balance then remaining in pools itemized in subsection 3.01 of this Exhibit C in the order itemized.

4    Adjustments and Verification.

4.01 Payment of any Net Proceeds of Production Royalty by a Participant in the Agreement shall not prejudice the right of that Participant to protest the correctness of the statement supporting the payment; provided, however, that all statements presented to the Owner by that Participant for any quarter shall conclusively be presumed to be true and correct upon the expiration of twelve
(12) months following the end of the quarter to which the statement relates, unless within that twelve (12) month period that Participant gives notice to the Owner making claim on the Owner for an adjustment to the statement which will be reflected in subsequent payment of the Net Proceeds of Production Royalty.

4.02 The Participant shall not adjust any statement in favor of itself after the expiration of twelve (12) months following the end of the quarter to which the statement relates.

4.03 The Owner shall be entitled upon notice to any Participant to have an auditor selected by the Owner review all appropriate records and perform an audit and provide the Owner with an opinion that any statement delivered pursuant to subsection 1.01 of this Exhibit C in respect of any quarterly period falling within the twelve (12) month period immediately preceding the date of the Owner notice has been prepared in accordance with this Agreement.

4.04 The time for giving the audit opinion contemplated in subsection 4.03 of this Exhibit C shall not extend the time for the taking of exception to and making claim on the Owner for adjustment as provided in subsection 4.01 of this Exhibit C.

4.05 The cost of the auditor's opinion referred to in subsection 4.03 of this Exhibit C shall be solely for the account of the Owner requesting the auditor's opinion unless the auditors opinion confirms that the Owner received less than ninety-seven percent (97%) of the Net Proceeds of Production Royalty due to it during the year in question, in which event the Participant shall reimburse the Owner for the reasonable costs of the audit.

                                   EXHIBIT "D"


        Attached to and made part of that certain Joint Venture Agreement dated June 13, 1997, by and between
                    Idaho Consolidated Metals Corporation and
                       Cyprus Gold Exploration Corporation


                                    INSURANCE


     The Manager shall, at all times while conducting Operations, comply fully with the applicable worker's compensation laws and purchase, or with the unanimous consent of the Management Committee provide through self-insurance, protection for the Participants comparable to that provided under standard form insurance policies for (i) comprehensive public liability and property damage with combined limits of Two Million Dollars for bodily injury and property damage; (ii) automobile insurance with combined limits of Two Million Dollars; and (iii) adequate and reasonable insurance against risk of fire and other risks ordinarily insured against in similar operations. If the Manager elects to self-insure, it shall charge to the Joint Account an amount equal to the premium it would have paid had it secured and maintained a policy or policies of insurance on a competitive bid basis in the amount of such coverage. Each Participant may self-insure or purchase for its own account such additional insurance as it deems necessary.

                                  MEMORANDUM OF
                             JOINT VENTURE AGREEMENT

     THIS MEMORANDUM OF JOINT VENTURE AGREEMENT (the "Memorandum") is made and entered into and made effective as of this 4th day of December, 1997 (the "Effective Date"), by and between IDAHO CONSOLIDATED METALS CORPORATION, a British Columbia corporation, with an address of P.O. Box 1124, Lewiston, Idaho ("ICMC"), and CYPRUS GOLD EXPLORATION CORPORATION, a Delaware corporation, with an address of 9100 East Mineral Circle, Englewood, Colorado 80112 ("Cyprus").

                                    RECITALS

     A. ICMC and Cyprus entered into a Joint Venture Agreement made effective May 20, 1996, as amended by that certain First Amendment to Joint Venture
Agreement made effective October 7, 1997 (collectively, the "Joint Venture Agreement), pursuant to which the parties jointly shall conduct exploration work and evaluate possible mine development, construction and operations on properties and interests located within the Area of interest, as defined therein.

     B. The parties desire to confirm their rights and obligations under, and to place of record a notice of, the Joint Venture Agreement.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confessed and acknowledged, and in consideration of the mutual promises and covenants herein contained, the parties hereto have agreed and do hereby agree as follows:

     1. Defined Terms. The defined terms used in this Memorandum shall have the meaning given them in the Joint Venture Agreement.

     2. Term. The Joint Venture Agreement shall continue in effect until terminated as expressly provided therein.

     3. Initial Contributions; Initial Participating Interests. Subject to the provisions of the Joint Venture Agreement: (a) ICMC contributed to the purposes of the Joint Venture Agreement, as its Initial Contribution, the Assets described in Exhibit A attached thereto; and (b) Cyprus contributed to the purposes of the Joint Venture Agreement, as its Initial Contribution, the Assets described in Exhibit A attached thereto and its commitment to fund Operations in the amount and within the time specified in the Joint Venture Agreement. As evidenced by that certain Deed and Assignment dated October 7, 1997, Cyprus completed the performance of all of its obligations required under the Joint Venture Agreement to earn its initial Participating Interest in the Property; and by virtue of such Deed and Assignment, ICMC and Cyprus have remised, released, assigned, sold and conveyed all of their right, title and interest in and to the Property unto themselves and their successors and assigns as tenants-in-common as their interests may appear, to hold the entire undivided interest thereto, subject to the Joint Venture Agreement. The Property so held is more particularly described on Exhibit A attached to this Memorandum and by this reference incorporated herein. As of the date of such Deed and Assignment, the Participating interests of the Participants were: Cyprus - 50%; ICMC - 50%.

     4. Additional Contributions. Subject to certain elections permitted by the Joint Venture Agreement, Cyprus and ICMC shall be obligated to contribute funds to adopted Programs and Budgets in proportion to their respective Participating Interests.

     5. Changes in Participating Interests. The Participating Interests shall be eliminated or changed, in each case in accordance with the provisions of the Joint Venture Agreement: (a) upon withdrawal or deemed withdrawal of a Participant; (b) upon an election by either Participant to contribute less to an adopted Program and Budget than the percentage reflected by its Participating Interest, or to contribute nothing to such Program and Budget; (c) in the event of default by either Participant in making its agreed-upon contribution to an adopted Program and Budget, followed by an election by the other Participant to invoke certain remedies provided for in the Joint Venture Agreement; (d) upon Transfer by either Participant of less than all of its Participating Interest;
(e) upon acquisition by either Participant of less than all of the Participating Interest of the other Participant; or (f) upon Cyprus' election to earn an additional twenty percent (20%) Participating Interest in the Property. Participating Interests which are subject to change shall be recalculated in accordance with the dilution formula set forth in the Joint Venture Agreement. A Participant whose Participating Interest is reduced through application of such formula to ten percent (10%) or less shall be deemed to have withdrawn from the Venture, and such Participant shall have the right to receive a royalty on production in the amount of five percent (5%) of Net Proceeds, if any, calculated in accordance with the Joint Venture Agreement. Any reduction or elimination of a Participant's Participating Interest shall not relieve the Participant of its share of any liability, whether such liability accrued before or after such reduction, arising out of Operations conducted prior to such reduction. Such Participant's share of such liability shall be equal to its Participating Interest at the time such liability was incurred.

     6. Management. Subject to the terms of the Joint Venture Agreement, after Cyprus has contributed the full amount of its Initial Contribution and has elected to participate in the Venture, the Participants shall establish a Management Committee to determine overall policies, objectives, procedures, methods and actions under this Agreement. The Management Committee shall consist of one member appointed by ICMC and one member appointed by Cyprus. Each Participant, acting through its appointed member shall have a vote equal to its Participating Interest in the Property. Decisions of the Management Committee shall be decided by Simple Majority of the Participating Interests. In the event of a deadlock, the Manager shall hold the deciding vote. Cyprus shall be the initial Manager of the Venture with overall management responsibility for Operations.

     7. Defaults and Remedies. The Joint Venture Agreement describes certain events the occurrence of which shall constitute a default, and which if not cured within the times and in the manner specified shall entitle the non-defaulting Participant to the remedies specified. By way of example, and without limitation, if a Participant defaults in making a contribution or a cash call, or in repaying a loan or any payment required under the Joint Venture Agreement, it will be difficult to measure the damages resulting from such default. As to any such default not cured by the defaulting Participant within thirty (30) days after receiving notice thereof, as reasonable liquidated damages, the defaulting Participant shall be deemed to have withdrawn from the Venture and to have automatically relinquished its Participating Interest to the non-defaulting Participant; provided, however, the defaulting Participant shall have the right to receive only from five percent (5%) of Net Proceeds of Production Royalty, calculated in accordance with the Joint Venture Agreement, and not from any other source, an amount equal to the defaulting Participant's actual expenditures under the Joint Venture Agreement.

     8. Disposition of Production. Subject to the terms of the Joint Venture Agreement, each Participant shall take in kind or separately dispose of its share of all Products in accordance with its Participating Interest. Any extra expenditure incurred in the taking in kind or separate disposition by any Participant of its proportionate share of Products shall be borne by such Participant.

     9. Withdrawal and Termination. Subject to the terms of the Joint Venture Agreement, a Participant may elect to withdraw as a Participant from the Joint Venture Agreement by giving forty-five (45) days written notice to the other Participant of the effective date of withdrawal. Upon such withdrawal, the Joint Venture Agreement shall terminate, and the withdrawing Participant shall be deemed to have transferred to the remaining Participant all of its Participating Interest, including all of its Participating Interest in the Assets and in the Joint Venture Agreement, without cost and free and clear of all royalties, liens or other encumbrances arising by, through or under such withdrawing Participant. Any withdrawal under the Joint Venture Agreement shall not relieve the withdrawing Participant of its share of liabilities to third parties (whether such liability accrues before or after such withdrawal) including environmental liabilities arising out of Operations conducted prior to such withdrawal. For purposes of this Section, the withdrawing Participant's share of such liabilities shall be equal to its Participating Interest at the time such liability was incurred. On termination of the Joint Venture Agreement by termination, expiration or withdrawal of a Participant, the Participant shall remain liable for continuing obligations thereunder until final settlement of all accounts and for any liability, whether it accrues before or after termination, if it arises out of Operations during the term of the Agreement.

     10. Area of Interest. The Joint Venture Agreement describes an Area of Interest surrounding the Property. Subject to the terms of the Joint Venture Agreement, any Participant or non-Participant that has a production royalty as provided for in the Joint Venture Agreement shall notify the other Participant that it has staked or otherwise acquired any right or interest within the Area of Interest. The party receiving notice shall elect, within thirty (30) days of receipt of such notice, whether to require that such right or interest be included in the Property for all purposes of the Joint Venture Agreement. If the Participant receiving such notice shall elect to include such right or interest in the Property, it shall reimburse the Acquiring Participant for that portion of the acquisition cost equivalent to its Participating Interest. Furthermore, any property within the Area of Interest which was owned by ICMC or Cyprus on the effective date of the Joint Venture Agreement, but not included in Exhibit A, shall be considered Property subject to the Joint Venture Agreement.

     11. Non-Compete Covenant. Subject to the terms of the Joint Venture Agreement, neither a Participant that withdraws or is deemed to have withdrawn from the Venture shall directly or indirectly acquire any interest in property within the Area of Interest for two (2) years after the effective date of withdrawal. A Participant who breaches this covenant shall offer to convey to the other Participant, without cost, any such property or interest so acquired.

     12. Transfer of Interest; Preemptive Right. The Transfer by one Participant to any third party of an interest in its Participating Interest, including an interest in the Joint Venture Agreement or the Assets, shall be made solely as provided in the Joint Venture Agreement and shall be subject to a preemptive right of the other Participant as and to the extent provided in the Joint Venture Agreement.

     13. Relationship of the Participants. Nothing contained in this Memorandum or the Joint Venture Agreement shall be deemed to constitute either Participant the partner of the other, or, except as otherwise expressly provided, to constitute either Participant the agent or legal representative of the other, or to create any fiduciary relationship between them. The Participants do not intend to create, and the Joint Venture Agreement shall not be construed to create, any mining, commercial or other partnership. Neither Participant shall have any authority to act for or assume any obligation or responsibility on behalf of the other Participant, except as otherwise expressly provided in the Joint Venture Agreement The rights, duties, obligations and liabilities of the Participants shall be several and not joint or collective. Each Participant shall be responsible only for its obligations as set out in the Joint Venture Agreement, and shall be liable only for its share of the costs and expenses as provided in the Joint Venture Agreement, and it is the express intention of the Participants that their ownership of Assets and the rights acquired thereunder shall be as tenants in common.

     14. Entire Agreement; Successors and Assigns. The Joint Venture Agreement, together with the Exhibits which are attached thereto and incorporated therein, contains the entire understanding of the Participants and supersedes all prior agreements and understandings between the Participants relating to the subject matter thereof. No modification of this Memorandum or the Joint Venture Agreement shall be valid unless made in writing and duly executed by both Participants. The Joint Venture Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Participants.

     15. Additional Terms. The Joint Venture Agreement contains additional provisions pertaining to representations and warranties of the Participants; indemnities; matters pertaining to meetings of the Management Committee and the authority of the Manager to act on behalf of the Participants and the Venture; the preparation, presentation and approval of Programs and Budgets; the confidentiality of, and rights of the Participants in, various kinds of data and information pertaining to the Venture; the surrender and reacquisition of all or portions of the Property; the resolution of disputes between the Participants; force majeure; and various other provisions. Reference is made to the Joint Venture Agreement for such other terms and conditions as govern the Joint Venture Agreement, which provisions, terms and conditions are by this reference incorporated herein. Nothing in this Memorandum shall limit or affect the rights and duties of the parties under the Joint Venture Agreement. Information regarding the Joint Venture Agreement can be obtained from ICMC or Cyprus at the addresses set forth above.

     16. Conflicting Terms. In the event of any conflict or discrepancy between the terms and conditions set forth in this Memorandum and the Joint Venture Agreement, the terms and conditions of the Joint Venture Agreement shall control.

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Joint Venture Agreement as of the date first above written.

IDAHO CONSOLIDATED METALS                 CYPRUS GOLD EXPLORATION CORPORATION



By: /s/ Del Steiner                       By /s/ S.E. Parry
    --------------------------------         ----------------------------------
Title: CEO                                Title: Vice President




                                 ACKNOWLEDGMENT

STATE OF Idaho                )
                              ) ss.
COUNTY OF Nez Perce           )

     On the 1st day of December, 1997, personally appeared before me Del Steiner, the Pres/CEO of Idaho Consolidated Metals Corporation, the corporation that executed the foregoing instrument, who duly acknowledged to me that said corporation executed the same.


                                             /s/ Trudy R. Weed
                                             ----------------------------------
                                             Notary Public
                                             Residing at: Lewiston Id


My Commission Expires:9-21-02

STATE OF Colorado             )
                              ) ss.
COUNTY OF Arapahaoe           )

     On the 4th day of December, 1997, personally appeared before me S.E. Parry, the Vice President of Cyprus Gold Exploration Corporation, the corporation that executed the foregoing instrument, who duly acknowledged to me that said corporation executed the same.


                                             /s/ Alice L. Evans
                                             ----------------------------------
                                             Notary Public
                                             Residing at: Englewood, CO


My Commission Expires:  My Commission Expires April 3, 1999

                                    EXHIBIT A
                                       To
                                  MEMORANDUM OF
                             JOINT VENTURE AGREEMENT
                                 By And Between
                      IDAHO CONSOLIDATED METALS CORPORATION
                                       And
                       CYPRUS GOLD EXPLORATION CORPORATION


                       The Petsite Joint Venture Property

The Following Patented and Unpatented Mining Claims Located in Idaho County, State of Idaho:

                                    EXHIBIT A

                                 Patented Claims


Claim Name                     Patent No.                   Mineral Survey No.
----------                     ----------                   ------------------
Friday Fraction                  41174                           1834
Friday                           41174                           1834
Regina                           39226                           1833
Alaska 3                         41174                           1834
Alaska 4                         41174                           1834
Key West                        272863                           2335
Western Star No. 1              272863                           2335
Western Star No. 2              272863                           2335


                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 1 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                    Book         Page           Book           Page       Sec       Twshp       Rnge
------------        ----------                    ----         ----           ----           ----       ---       -----       ----
IMC 000415          Eagle #57                   266787                                                   34        T28N       R7E
IMC 000416          Eagle #56                   266786                                                    3        T27N       R7E
IMC 000417          Eagle #55                   266785                                                    3        T27N       R7E
IMC 000418          Golden Eagle #28            266890                                                   34        T28N       R7E
IMC 000420          Eagle #54                   266784                                                    3        T27N       R7E
IMC 000421          Eagle #33                   261027                                                    3        T27N       R7E
IMC 000422          Eagle #32                   261026                                                    3        T27N       R7E
IMC 000423          Eagle #30                   260866                                                    3        T27N       R7E
IMC 000424          Golden EagLE #19            259576                                                   27        T28N       R7E
IMC 000425          Golden Eagle #18            259527                                                   27        T28N       R7E
IMC 000427          Golden Eagle                363345                                                   34        T28N       R7E
IMC 003996          Golden Eagle #29            270737                                                   34        T28N       R7E
IMC 003997          Golden Eagle #30            270738                                                   34        T28N       R7E
IMC 003998          Golden Eagle #31            270739                                                   34        T28N       R7E
IMC 003999          Golden Eagle #32            270740                                                   34        T28N       R7E
IMC 004000          Golden Eagle #33            270741                                                   34        T28N       R7E
IMC 004001          Golden Eagle #34            270742                                                   34        T28N       R7E
IMC 004002          Golden Eagle #35            270743                                                   34        T28N       R7E
IMC 004003          Golden Eagle #36            270744                                                   34        T28N       R7E
IMC 004004          Golden Eagle #37            270745                                                   35        T28N       R7E
IMC 004005          Golden Eagle #38            270746                                                   34        T28N       R7E
IMC 004006          Golden Eagle #39            270747                                                   34        T28N       R7E
IMC 004007          Golden Eagle #40            270748                                                   34        T28N       R7E
IMC 004008          Golden Eagle #41            270749                                                   34        T28N       R7E
IMC 004009          Eagle #58                   270750                                                   34        T28N       R7E
IMC 004010          Eagle #59                   270751                                                   34        T28N       R7E
IMC 004011          Eagle #60                   270752                                                   33        T28N       R7E
IMC 004012          Eagle #61                   270753                                                   33        T28N       R7E
IMC 004013          Eagle #62                   270754                                                   33        T28N       R7E
IMC 004015          Eagle #64                   270756                                                   33        T28N       R7E
IMC 004016          Eagle #65                   270757                                                   33        T28N       R7E
IMC 004017          Eagle #66                   270758                                                   33        T28N       R7E
IMC 004018          Eagle #67                   270759                                                    3        T27N       R7E
IMC 004019          Eagle #68                   270760                                                    4        T27N       R7E
IMC 004022          Eagle #71                   270763                                                    4        T27N       R7E
IMC 009325          Eagle #39                   277358                                                    3        T27N       R7E
IMC 009326          Eagle #40                   277359                                                    3        T27N       R7E
IMC 009327          Eagle #75                   276360                                                    3        T27N       R7E
IMC 009330          Eagle #78                   276363                                                    3        T27N       R7E
IMC 009331          Eagle #79                   276399                                                   35        T28N       R7E
IMC 009332          Eagle #80                   276400                                                   35        T28N       R7E
IMC 009333          Eagle #81                   276401                                                   35        T28N       R7E
IMC 009334          Eagle #82                   276402                                                   35        T28N       R7E
IMC 009335          Eagle #83                   276403                                                   35        T28N       R7E
IMC 009336          Eagle #84                   276404                                                   35        T28N       R7E
IMC 009337          Eagle #85                   276405                                                   26        T28N       R7E
IMC 009338          Eagle #86                   276406                                                   26        T28N       R7E
IMC 009339          Eagle #87                   276407                                                   26        T28N       R7E
IMC 009340          Eagle #88                   276408                                                   26        T28N       R7E
IMC 009341          Eagle #89                   276409                                                   26        T28N       R7E
IMC 009342          Eagle #90                   276410                                                   26        T28N       R7E
IMC 009343          Eagle #91                   276411                                                   35        T28N       R7E
IMC 009344          Eagle #92                   276412                                                   35        T28N       R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 2 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                  Book         Page            Book           Page       Sec       Twshp         Rnge
------------        ----------                  ----         ----            ----           ----       ---       -----         ----
IMC 009345          Eagle #93                   276413                                                 35        T28N          R7E
IMC 009346          Eagle #94                   276414                                                 35        T28N          R7E
IMC 009347          Eagle #95                   276415                                                 35        T28N          R7E
IMC 009348          Eagle #96                   276416                                                 35        T28N          R7E
IMC 009349          Eagle #97                   276417                                                 35        T28N          R7E
IMC 009350          Eagle #98                   276418                                                 34        T28N          R7E
IMC 009351          Eagle #99                   276419                                                 34        T28N          R7E
IMC 009352          Eagle #100                  276420                                                 27        T28N          R7E
IMC 009353          Eagle #101                  276421                                                 27        T28N          R7E
IMC 009354          Eagle #102                  276422                                                 26        T28N          R7E
IMC 009355          Eagle #103                  276423                                                 26        T28N          R7E
IMC 009356          Eagle #104                  276424                                                 27        T28N          R7E
IMC 009357          Eagle #105                  276425                                                 27        T28N          R7E
IMC 009358          Eagle #106                  276426                                                 27        T28N          R7E
IMC 009359          Eagle #107                  276427                                                 27        T28N          R7E
IMC 009360          Eagle #108                  276427                                                 27        T28N          R7E
IMC 011113          Golden Eagle #5             257336                                                 27        T28N          R7E
IMC 011114          Golden Eagle #6             257337                                                 27        T28N          R7E
IMC 011116          Golden Eagle #8             257339                                                 28        T28N          R7E
IMC 011117          Golden Eagle #9             257340                                                 27        T28N          R7E
IMC 011118          Golden Eagle #10            257341                                                 27        T28N          R7E
IMC 011119          Golden Eagle #11            257342                                                 34        T28N          R7E
IMC 011120          Golden Eagle #12            257745                                                 27        T28N          R7E
IMC 011121          Golden Eagle #13            257746                                                 27        T28N          R7E
IMC 011122          Golden Eagle #14            258953                                                 27        T28N          R7E
IMC 011123          Golden Eagle #15            258687                                                 34        T28N          R7E
IMC 011124          Golden Eagle #16            258588                                                 34        T28N          R7E
IMC 011125          Golden Eagle #17            259068                                                 27        T28N          R7E
IMC 011126          Golden Eagle #20F           263226                                                 27        T28N          R7E
IMC 011127          Golden Eagle #21F           263227                                                 27        T28N          R7E
IMC 011128          Golden Eagle #22F           263228                                                 27        T28N          R7E
IMC 011129          Golden Eagle #23            263229                                                 27        T28N          R7E
IMC 011130          Golden Eagle #24            263230                                                 27        T28N          R7E
IMC 011131          Golden Eagle #25            263231                                                 27        T28N          R7E
IMC 011132          Golden Eagle #26            263232                                                 27        T28N          R7E
IMC 011133          Golden Eagle #27            263233                                                 27        T28N          R7E
IMC 011134          Eagle #1                    257739                                                 33        T28N          R7E
IMC 011135          Eagle #2                    257740                                                 33        T28N          R7E
IMC 011136          Eagle #3                    257741                                                 33        T28N          R7E
IMC 011137          Eagle #4                    257742                                                 33        T28N          R7E
IMC 011138          Eagle #5                    257754                                                 33        T28N          R7E
IMC 011139          Eagle #6                    259069                                                 34        T28N          R7E
IMC 011140          Eagle #7                    257878                                                 34        T28N          R7E
IMC 011142          Eagle #9                    258690                                                 33        T28N          R7E
IMC 011143          Eagle #10                   258691                                                 33        T28N          R7E
IMC 011145          Eagle #12                   258693                                                 33        T28N          R7E
IMC 011146          Eagle #13                   259694                                                 33        T28N          R7E
IMC 011148          Eagle #15                   258696                                                 33        T28N          R7E
IMC 011149          Eagle #16                   258697                                                 33        T28N          R7E
IMC 011151          Eagle #18                   258699                                                 33        T28N          R7E
IMC 011152          Eagle #19                   258700                                                 33        T28N          R7E
IMC 011154          Eagle #21                   258702                                                 33        T28N          R7E
IMC 011155          Eagle #22                   258703                                                 33        T28N          R7E



                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 3 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                    Book         Page           Book           Page       Sec       Twshp       Rnge
------------        ----------                    ----         ----           ----           ----       ---       -----       ----
IMC 011156          EAGLE #23                    259577                                                33         T28N         R7E
IMC 011157          EAGLE #24                    259578                                                33         T28N         R7E
IMC 011158          EAGLE #25                    256955                                                34         T28N         R7E
IMC 011159          EAGLE #26                    258956                                                34         T28N         R7E
IMC 011160          EAGLE #27                    258957                                                33         T28N         R7E
IMC 011161          EAGLE #28                    259963                                                26         T28N         R7E
IMC 011162          EAGLE #29                    259964                                                26         T28N         R7E
IMC 011163          EAGLE #31                    261025                                                34         T28N         R7E
IMC 011164          EAGLE #34                    261028                                                3          T27N         R7E
IMC 011165          EAGLE #35                    261149                                                34         T28N         R7E
IMC 011166          EAGLE #36                    261150                                                34         T28N         R7E
IMC 011167          EAGLE #37                    261151                                                34         T28N         R7E
IMC 011168          EAGLE #38                    261152                                                3          T27N         R7E
IMC 011169          EAGLE #41                    261360                                                2          T27N         R7E
IMC 011170          EAGLE #42                    261361                                                2          T27N         R7E
IMC 011171          EAGLE #43                    261362                                                2          T27N         R7E
IMC 011172          EAGLE #44                    261363                                                35         T28N         R7E
IMC 011173          EAGLE #45                    261364                                                35         T28N         R7E
IMC 011174          EAGLE #46                    261365                                                35         T28N         R7E
IMC 011175          EAGLE #47                    261366                                                35         T28N         R7E
IMC 011176          EAGLE #48                    262505                                                34         T28N         R7E
IMC 011177          EAGLE #49                    262506                                                34         T28N         R7E
IMC 011178          EAGLE #50                    262507                                                3          T27N         R7E
IMC 011179          EAGLE #51                    262508                                                3          T27N         R7E
IMC 011180          EAGLE #52                    264269                                                34         T28N         R7E
IMC 011659          EAGLE #53                    264548                                                34         T28N         R7E
IMC 013965          GOLDEN EAGLE #19X            279162                                                27         T28N         R7E
IMC 029189          THIS IS IT PLACER            192179                                                27         T28N         R7E
IMC 044037          EAGLE #109                   281781                                                2          T27N         R7E
IMC 044038          EAGLE #110                   281782                                                2          T27N         R7E
IMC 044039          EAGLE #111                   281783                                                2          T27N         R7E
IMC 044040          EAGLE #112                   281784                                                2          T27N         R7E
IMC 044041          EAGLE #113                   281785                                                2          T27N         R7E
IMC 044042          EAGLE #114                   281786                                                3          T27N         R7E
IMC 044043          EAGLE #115                   281787                                                2          T27N         R7E
IMC 044044          EAGLE #116                   281788                                                2          T27N         R7E
IMC 044045          EAGLE #117                   281789                                                2          T27N         R7E
IMC 044046          EAGLE #118                   281790                                                3          T27N         R7E
IMC 044047          EAGLE #119                   281791                                                2          T27N         R7E
IMC 044048          EAGLE #119A                  281792                                                2          T27N         R7E
IMC 044049          EAGLE #120                   281793                                                2          T27N         R7E
IMC 044050          EAGLE #121                   281794                                                2          T27N         R7E
IMC 044051          EAGLE #122                   281795                                                2          T27N         R7E
IMC 044052          EAGLE #123                   281796                                                2          T27N         R7E
IMC 044053          EAGLE #124                   281797                                                2          T27N         R7E
IMC 044954          EAGLE #125                   281798                                                3          T27N         R7E
IMC 044055          EAGLE #126                   281799                                                3          T27N         R7E
IMC 044056          EAGLE #127                   281800                                                2          T28N         R7E
IMC 044057          EAGLE #128                   281801                                                2          T27N         R7E
IMC 044058          EAGLE #129                   281802                                                2          T27N         R7E
IMC 044059          EAGLE #130                   281803                                                2          T27N         R7E
IMC 095654          EAGLE #131                   313996                                                35         T28N         R7E
IMC 095655          EAGLE #132                   313997                                                35         T28N         R7E



                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 4 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                    Original Recording          Amendment Recording       Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp     Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----     ----
IMC 095657          EAGLE #134                      313999                                               35       T28N         R7E
IMC 095658          EAGLE #135                      314000                                               35       T28N         R7E
IMC 095659          EAGLE #136                      314001                                               35       T28N         R7E
IMC 095660          EAGLE #137                      314002                                               26       T28N         R7E
IMC 095661          EAGLE #138                      314003                                               26       T28N         R7E
IMC 095662          EAGLE #139                      314004                                               26       T28N         R7E
IMC 095663          EAGLE #140                      314005                                               26       T28N         R7E
IMC 095664          EAGLE #141                      314006                                               26       T28N         R7E
IMC 095665          EAGLE #142                      314007                                               26       T28N         R7E
IMC 095666          EAGLE #143                      314008                                               26       T28N         R7E
IMC 095667          EAGLE #144                      314009                                               26       T28N         R7E
IMC 095668          EAGLE #145                      314010                                               27       T28N         R7E
IMC 095669          EAGLE #146                      314011                                               27       T28N         R7E
IMC 095670          EAGLE #147                      314012                                               27       T28N         R7E
IMC 095671          EAGLE #148                      314013                                               27       T28N         R7E
IMC 095672          EAGLE #149                      314014                                               27       T28N         R7E
IMC 095673          EAGLE #150                      314015                                               27       T28N         R7E
IMC 095674          EAGLE #151                      314016                                               27       T28N         R7E
IMC 095675          EAGLE #151                      314017                                               28       T28N         R7E
IMC 095676          EAGLE #153                      314018                                               27       T28N         R7E
IMC 095677          EAGLE #154                      314019                                               28       T28N         R7E
IMC 095678          EAGLE #155                      313995                                               28       T28N         R7E
IMC 095679          EAGLE #156                      314020                                               28       T28N         R7E
IMC 095680          EAGLE #157                      314021                                               28       T28N         R7E
IMC 101736          EAGLE #178                      317838                                               28       T28N         R7E
IMC 101740          EAGLE #182                      317842                                               2        T27N         R7E
IMC 101743          EAGLE #185                      317845                                               2        T27N         R7E
IMC 123246          LOST WHEELBARROW #1             336122                                               7        T27N         R8E
IMC 123247          LOST WHEELBARROW #2             336123                                               7        T27N         R8E
IMC 123248          LOST WHEELBARROW #3             336124                                               6        T27N         R8E
IMC 175109          PETSITE #1                      379469                                               12       T27N         R7E
IMC 175110          PETSITE #2                      379470                                               12       T27N         R7E
IMC 175111          PETSITE #3                      379471                                               12       T27N         R7E
IMC 175112          PETSITE #4                      379472                                               12       T27N         R7E
IMC 175113          PETSITE #5                      379473                                               12       T27N         R7E
IMC 175114          PETSITE #6                      379474                                               12       T27N         R7E
IMC 175115          PETITE FRACTION                 379478                                               12       T27N         R7E
IMC 175116          TORONTO #1                      379475                                               12       T27N         R7E
IMC 175117          SIDE HILL GOUGER                379476                                               12       T27N         R7E
IMC 175118          VILLA MARIAA                    379477                                               12       T27N         R7E
IMC 175119          GOLDEN EAGLE                    379479                                               34       T28N         R7E
IMC 175120          GOLDEN EAGLE #2                 379480                                               34       T28N         R7E
IMC 175121          GOLDEN EAGLE #3                 379481                                               27       T28N         R7E
IMC 175122          GOLDEN EAGLE #4                 379482                                               27       T28N         R7E
IMC 175123          GOLDEN EAGLE #7                 379483                                               27       T28N         R7E
IMC 175124          GOLDEN EAGLE #18                379489                                               27       T28N         R7E
IMC 175125          GOLDEN EAGLE #21F               379490                                               27       T28N         R7E
IMC 175126          GOLDEN EAGLE #22F               379491                                               27       T28N         R7E
IMC 175127          EAGLE #30                       379498                                               3        T27N         R7E
IMC 175128          EAGLE #32                       379499                                               3        T27N         R7E
IMC 175129          EAGLE #34                       379500                                               3        T27N         R7E
IMC 175130          EAGLE #39                       379501                                               3        T27N         R7E
IMC 175131          EAGLE #40                       379502                                               3        T27N         R7E



                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 5 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                    Original Recording         Amendment Recording          Map Location Reference
                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp     Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----     ----
IMC 175132          Eagle #4`                       379503                                               2        T27N         R7E
IMC 175133          Eagle #42                       379504                                               2        T27N         R7E
IMC 175134          eagle #54                       379505                                               3        T27N         R7E
IMC 175135          EAGLE #63                       379506                                               33       T28N         R7E
IMC 175136          EAGLE #75                       379507                                               3        T27N         R7E
IMC 175137          EAGLE #133                      379508                                               2        T27N         R7E
IMC 175152          THIS IS IT PLACER               379497                                               27       T28N         R7E
IMC 177154          PT 1                            384163                                               12       T27N         R7E
IMC 177155          PT 2                            374164                                               12       T27N         R7E
IMC 177156          PT 3                            384165                                               12       T27N         R7E
IMC 177157          PT 4                            384166                                               12       T27N         R7E
IMC 177158          PT 5                            384167                                               1        T27N         R7E
IMC 177159          PT 6                            384168                                               1        T27N         R7E
IMC 177160          PT 7                            384169                                               1        T27N         R7E
IMC 177161          PT 8                            384170                                               1        T27N         R7E
IMC 177162          PT 9                            384171                                               1        T27N         R7E
IMC 177163          PT 10                           384172                                               1        T27N         R7E
IMC 177164          PT 11                           384173                                               1        T27N         R7E
IMC 177165          PT 12                           384174                                               1        T27N         R7E
IMC 177167          PT 14                           384176                    388287                     7        T27N         R7E
IMC 177168          PT 15                           384177                    388288                     13       T27N         R7E
IMC 177169          PT 16                           384178                    388289                     13       T27N         R7E
IMC 177170          PT 17                           384179                    388290                     13       T27N         R7E
IMC 177171          PT 18                           384180                    388291                     13       T27N         R7E
IMC 177172          PT 19                           384181                                               13       T27N         R7E
IMC 177173          PT 20                           384182                                               13       T27N         R7E
IMC 188184          PT 21                           384183                                               13       T27N         R7E
IMC 177175          PT 22                           384184                                               13       T27N         R7E
IMC 177176          PT 23                           384185                                               13       T27N         R7E
IMC 177177          PT 24                           384186                                               13       T27N         R7E
IMC 177178          PT 25                           384187                                               13       T27N         R7E
IMC 177179          PT 26                           384188                                               13       T27N         R7E
IMC 177180          PT 27                           384189                                               13       T27N         R7E
IMC 177181          PT 28                           384190                                               13       T27N         R7E
IMC 177182          PT 29                           384191                                               13       T27N         R7E
IMC 177183          PT 30                           384192                                               13       T27N         R7E
IMC 177184          PT 31                           384193                                               13       T27N         R7E
IMC 177185          PT 32                           384194                                               13       T27N         R7E
IMC 177186          PT 33                           384195                                               24       T27N         R7E
IMC 177187          PT 34                           384196                                               24       T27N         R7E
IMC 177188          PT 35                           384197                                               24       T27N         R7E
IMC 177189          PT 36                           384198                                               24       T27N         R7E
IMC 177190          PT 37                           384199                                               24       T27N         R7E
IMC 177191          PT 38                           384200                                               24       T27N         R7E
IMC 177192          PT 39                           384201                                               24       T27N         R7E
IMC 177193          PT 40                           384202                                               18       T27N         R8E
IMC 177194          PT 41                           384203                                               18       T27N         R8E
IMC 177195          PT 42                           384204                                               18       T27N         R8E
IMC 177196          PT 43                           384205                                               18       T27N         R8E
IMC 177197          PT 44                           384206                                               18       T27N         R8E
IMC 177198          PT 45                           384207                                               18       T27N         R8E
IMC 177199          PT 46                           384208                                               18       T27N         R8E
IMC 177200          PT 47                           384209                                               18       T27N         R8E



                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 6 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book           Page     Sec      Twshp       Rnge
------------        ----------                       ----         ----           ----           ----     ---      -----       ----
IMC 177201          PT 48                           384210                                               18       T27N         R8E
IMC 177202          PT 49                           384211                                               18       T27N         R8E
IMC 177204          PT 51                           384212                                               18       T27N         R8E
IMC 177204          PT 51                           384213                                               18       T27N         R8E
IMC 177205          PT 52                           384214                                               18       T27N         R8E
IMC 177206          PT 53                           384215                                               18       T27N         R8E
IMC 177207          PT 54                           384216                                               18       T27N         R8E
IMC 177208          PT 55                           384217                                               19       T27N         R8E
IMC 177209          PT 56                           384218                                               19       T27N         R8E
IMC 177210          PT 57                           384219                                               19       T27N         R8E
IMC 177211          PT 58                           384220                                               19       T27N         R8E
IMC 177212          PT 59                           384221                                               19       T27N         R8E
IMC 177213          PT 60                           384222                                               19       T27N         R8E
IMC 177214          PT 61                           384223                                               19       T27N         R8E
IMC 177215          PT 62                           384224                                               19       T27N         R8E
IMC 177216          PT 63                           384225                                               19       T27N         R8E
IMC 177217          PT 64                           384226                                               19       T27N         R8E
IMC 177218          PT 65                           384227                                               12       T27N         R7E
IMC 177219          PT 66                           384228                                               12       T27N         R7E
IMC 177220          PT 67                           384229                                               12       T27N         R7E
IMC 177519          PT 68                           385924                                               11       T27N         R7E
IMC 177520          PT 69                           385925                                               11       T27N         R7E
IMC 177521          PT 70                           385926                                               11       T27N         R7E
IMC 177522          PT 71                           385927                    388292                     11       T27N         R7E
IMC 177523          PT 72                           385928                    388293                     11       T27N         R7E
IMC 177524          PT 73                           385929                                               11       T27N         R7E
IMC 177525          PT 74                           385930                    388294                     12       T27N         R7E
IMC 177526          PT 75                           385931                                               11       T27N         R7E
IMC 177527          PT 76                           385932                    388295                     12       T27N         R7E
IMC 177528          PT 77                           385933                                               11       T27N         R7E
IMC 177529          PT 78                           385934                    388296                     12       T27N         R7E
IMC 177530          PT 79                           385935                                               11       T27N         R7E
IMC 177531          PT 80                           385936                    388297                     12       T27N         R7E
IMC 177532          PT 81                           385937                                               13       T27N         R7E
IMC 177533          PT 82                           385938                    388298                     13       T27N         R7E
IMC 177534          PT 83                           385939                                               13       T27N         R7E
IMC 177535          PT 84                           385940                    388299                     13       T27N         R7E
IMC 177536          PT 85                           385941                                               13       T27N         R7E
IMC 177537          PT 86                           385942                                               13       T27N         R7E
IMC 177538          PT 87                           385943                                               13       T27N         R7E
IMC 177539          PT 88                           385944                                               13       T27N         R7E
IMC 177540          PT 89                           385945                                               13       T27N         R7E
IMC 177541          PT 90                           385946                                               13       T27N         R7E
IMC 177542          PT 91                           385947                                               13       T27N         R7E
IMC 177543          PT 92                           385948                                               13       T27N         R7E
IMC 177544          PT 93                           385949                                               13       T27N         R7E
IMC 177545          PT 94                           385950                                               13       T27N         R7E
IMC 177546          PT 95                           385951                                               13       T27N         R7E
IMC 177547          PT 96                           385952                                               13       T27N         R7E
IMC 177548          PT 97                           385953                    388300                     13       T27N         R7E
IMC 177549          PT 98                           385954                                               13       T27N         R7E
IMC 177550          PT 99                           385955                                               13       T27N         R7E
IMC 177551          PT 100                          385956                                               13       T27N         R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 7 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A


                                                   Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                      Book         Page           Book         Page       Sec       Twshp       Rnge
------------        ----------                      ----         ----           ----         ----       ---       -----       ----
IMC 177552          PT 101                          389957                                               13       T27N         R7E
IMC 177553          PT 102                          385958                                               13       T27N         R7E
IMC 177554          PT 103                          385959                                               13       T27N         R7E
IMC 177555          PT 104                          385960                                               2        T27N         R7E
IMC 177556          PT 105                          385961                                               2        T27N         R7E
IMC 177557          PT 106                          385962                                               2        T27N         R7E
IMC 177558          PT 107                          385963                                               2        T27N         R7E
IMC 177559          PT 108                          385964                                               2        T27N         R7E
IMC 177560          PT 109                          385965                                               12       T27N         R7E
IMC 177561          PT 110                          385966                                               1        T27N         R7E
IMC 177562          PT 111                          385967                                               1        T27N         R7E
IMC 178013          BOX OF RAIN 1                   388912                                               1        T27N         R7E
IMC 178014          BOX OF RAIN 2                   388913                                               2        T27N         R7E
                                                                                                         1        T27N         R7E
IMC 178015          BOX OF RAIN 3                   388914                                               35       T28N         R7E
                                                                                                         2        T27N         R7E
                                                                                                         1        T27N         R7E
IMC 178016          BOX OF RAIN 4                   388915                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178017          BOX OF RAIN 5                   388916                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178018          BOX OF RAIN 6                   388917                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178019          BOX OF RAIN 7                   388918                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178020          BOX OF RAIN 8                   388919                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178021          BOX OF RAIN                     388920                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178022          BOX OF RAIN 10                  388921                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178023          BOX OF RAIN 11                  388922                                               35       T28N         R7E
IMC 178024          BOX OF RAIN 12                  388923                                               35       T28N         R7E
IMC 178025          BOX OF RAIN 13                  388924                                               35       T28N         R7E
IMC 178026          BOX OF RAIN 14                  388925                                               35       T28N         R7E
IMC 178027          BOX OF RAIN 15                  388926                                               35       T28N         R7E
IMC 178028          BOX OF RAIN 16                  388927                                               35       T28N         R7E
IMC 178029          BOX OF RAIN 17                  388928                                               35       T28N         R7E
IMC 178030          BOX OF RAIN 18                  388929                                               35       T28N         R7E
                                                                                                         2        T27N         R7E
IMC 178031          BOX OF RAIN 19                  388930                                               2        T27N         R7E
IMC 178032          BOX OF RAIN 20                  388931                                               2        T27N         R7E
IMC 178033          BOX OF RAIN 21                  388932                                               35       T28N         R7E
                                                                                                         2        T27N         R7E
IMC 178034          BOX OF RAIN 22                  388933                                               35       T28N         R7E
IMC 178035          BOX OF RAIN 23                  388934                                               35       T28N         R7E
IMC 178036          BOX OF RAIN 24                  388935                                               35       T28N         R7E
IMC 178037          BOX OF RAIN 25                  388936                                               35       T28N         R7E
IMC 178038          BOX OF RAIN 26                  388937                                               35       T28N         R7E
IMC 178039          BOX OF RAIN 27                  388938                                               35       T28N         R7E
IMC 178040          BOX OF RAIN 28                  388939                                               35       T28N         R7E
                                                                                                         2        T27N         R7E
IMC 178041          BOX OF RAIN 29                  388940                                               2        T27N         R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 8 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                     Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp       Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----       ----

IMC 178042          PT 112                          388874                                               12       T27N         R7E
IMC 178043          PT 113                          388875                                               12       T27N         R7E
IMC 178044          PT 114                          388876                                               12       T27N         R7E
IMC 178045          PT 115                          388877                                               12       T27N         R7E
IMC 178046          PT 116                          388878                                               12       T27N         R7E
IMC 178047          PT 117                          388879                                               12       T27N         R7E
IMC 178048          PT 118                          388880                                               12       T27N         R7E
IMC 178049          PT 119                          388881                                               12       T27N         R7E
IMC 178050          PT 120                          388882                                               12       T27N         R7E
IMC 178051          PT 121                          388883                                               12       T27N         R7E
IMC 178052          PT 122                          388884                                               12       T27N         R7E
IMC 178053          PT 123                          388885                                               13       T27N         R7E
                                                                                                         12       T27N         R7E
IMC 178054          PT 124                          388886                                               13       T27N         R7E
IMC 178055          PT 125                          388887                                               12       T27N         R7E
IMC 178056          PT 126                          388888                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178057          PT 127                          388889                                               12       T27N         R7E
IMC 178058          PT 128                          388890                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178059          PT 129                          388891                                               12       T27N         R7E
IMC 178060          PT 130                          388892                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178061          PT 131                          388893                                               12       T27N         R7E
IMC 178062          PT 132                          388894                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178063          PT 133                          388895                                               12       T27N         R7E
IMC 178064          PT 134                          388896                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178065          PT 135                          388897                                               12       T27N         R7E
IMC 178066          PT 136                          388898                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178067          PT 137                          388899                                               12       T27N         R7E
IMC 178068          PT 138                          388900                                               13       T27N         R7E
                                                                                                         12       T27N         R7E
IMC 178069          PT 139                          388901                                               13       T27N         R7E
IMC 178070          PT 140                          388902                                               7        T27N         R8E
IMC 178071          PT 141                          388903                                               7        T27N         R8E
IMC 178072          PT 142                          388904                                               7        T27N         R8E
IMC 178073          PT 143                          388905                                               7        T27N         R8E
IMC 178074          PT 144                          388906                                               7        T27N         R8E
IMC 178075          PT 145                          388907                                               7        T27N         R8E
IMC 178076          PT 146                          388908                                               7        T27N         R8E
IMC 178077          PT 147                          388909                                               7        T27N         R8E
IMC 178078          PT 148                          388910                                               18       T27N         R8E
IMC 178079          PT 149                          388911                                               1        T27N         R7E
IMC 179302          PT 150                          393865                                               24       T27N         R7E
IMC 179303          PT 151                          393866                                               24       T27N         R7E
IMC 179304          PT 152                          393867                                               24       T27N         R7E
IMC 179305          PT 153                          393868                                               24       T27N         R7E
IMC 179306          PT 154                          393869                                               24       T27N         R7E
IMC 179307          PT 155                          393870                                               24       T27N         R7E
IMC 179308          PT 156                          393871                                               24       T27N         R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 9 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                     Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp       Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----       ----

IMC 179309          PT 157                          393872                                               24       T27N         R7E
IMC 179310          PT 158                          393873                                               24       T27N         R7E
IMC 179311          PT 159                          383874                                               25       T27N         R7E
                                                                                                         24       T27N         R7E
IMC 179312          PT 160                          393875                                               25       T27N         R7E
                                                                                                         24       T27N         R7E
IMC 179313          PT 161                          393876                                               25       T27N         R7E
IMC 179314          PT 162                          383977                                               25       T27N         R7E
IMC 170315          PT 163                          393878                                               25       T27N         R7E
IMC 179316          PT 164                          393879                                               25       T27N         R7E
IMC 179317          PT 165                          393880                                               24       T27N         R8E
                                                                                                         29       T27N         R7E
IMC 179318          PT 166                          393881                                               24       T27N         R7E
                                                                                                         19       T27N         R8E
IMC 179319          PT 167                          393882                                               19       T27N         R8E
IMC 179320          PT 168                          393883                                               24       T27N         R7E
                                                                                                         19       T27N         R8E
IMC 179321          PT 169                          393884                                               19       T27N         R8E
IMC 179322          PT 170                          393885                                               30       T27N         R8E
                                                                                                         25       T27N         R7E
                                                                                                         24       T27N         R7E
                                                                                                         19       T27N         R8E
IMC 179323          PT 171                          393886                                               30       T27N         R8E
                                                                                                         19       T27N         R8E
IMC 179324          PT 172                          393887                                               30       T27N         R8E
                                                                                                         25       T27N         R7E
IMC 179325          PT 173                          393888                                               30       T27N         R7E
                                                                                                         25       T27N         R7E
IMC 179326          PT 174                          393889                                               24       T27N         R7E
IMC 179327          LARRY                           393890                                               1        T27N         R7E
IMC 179328          MOE                             393891                                               1        T27N         R7E
IMC 179329          SHEMP                           393892                                               1        T27N         R7E
IMC 179330          CURLY                           393893                                               1        T27N         R7E
IMC 179334          PT 175                          393989                                               24       T27N         R7E
IMC 179972          BOX OF RAIN 30                  396344                                               1        T27N         R7E
IMC 179973          BOX OF RAIN 31                  396345                                               36       T28N         R7E
IMC 179974          BOX OF RAIN 32                  395346                                               3        T27N         R7E
                                                                                                         2        T27N         R7E
IMC 179975          BOX OF RAIN 33                  396347                                               2        T27N         R7E
IMC 179976          BOX OF RAIN 34                  396348                                               2        T27N         R7E
IMC 179977          BOX OF RAIN 35                  396349                                               35       T28N         R7E
IMC 179978          BOX OF RAIN 36                  396350                                               35       T28N         R7E
IMC 179979          BOX OF RAIN 37                  396351                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 179980          BOX OF RAIN 38                  396352                                               35       T28N         R7E
IMC 179981          BOX OF RAIN 39                  396353                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 179982          PT 176                          396255                                               1        T27N         R7E
IMC 179983          PT 177                          396256                                               1        T27N         R7E
IMC 179984          PT 178                          396257                                               1        T27N         R7E
IMC 179985          PT 179                          396258                                               1        T27N         R7E
IMC 179986          PT 180                          396259                                               1        T27N         R7E
IMC 179987          PT 181                          396260                                               1        T27N         R7E



                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                      Page 10 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                     Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp       Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----       ----
IMC 179988          PT 182                          396261                                               1        T27N         R7E
IMC 179989          PT 183                          396262                                               1        T27N         R7E
IMC 179990          PT 184                          396263                                               1        T27N         R7E
IMC 179991          PT 185                          396264                                               1        T27N         R7E
IMC 179992          PT 186                          396265                                               1        T27N         R7E
IMC 179993          PT 187                          396266                                               36       T28N         R7E
                                                                                                         1        T27N         R7E
IMC 179994          PT 188                          396267                                               36       T28N         R7E
IMC 179995          PT 189                          396268                                               36       T28N         R7E
IMC 179996          PT 190                          396269                                               36       T28N         R7E
IMC 179997          PT 191                          396270                                               36       T28N         R7E
IMC 179998          PT 192                          396271                                               36       T28N         R7E
IMC 179999          PT 193                          396272                                               36       T28N         R7E
IMC 180000          PT 194                          396273                                               36       T28N         R7E
IMC 180001          PT 195                          396274                                               36       T28N         R7E
IMC 180002          PT 196                          396275                                               36       T28N         R7E
IMC 180003          PT 197                          396276                                               36       T28N         R7E
IMC 180004          PT 198                          396277                                               36       T28N         R7E
IMC 180005          PT 199                          396278                                               36       T28N         R7E
IMC 180006          PT 200                          396279                                               36       T28N         R7E
IMC 180007          PT 201                          396280                                               36       T28N         R7E
IMC 180008          PT 202                          396281                                               36       T28N         R7E
IMC 180009          PT 203                          396282                                               36       T28N         R7E
IMC 180010          PT 204                          396283                                               36       T28N         R7E
IMC 180011          PT 205                          396284                                               36       T28N         R7E
IMC 180012          PT 206                          396285                                               36       T28N         R7E



Total Number of Claims: 467

                               FIRST AMENDMENT TO
                             JOINT VENTURE AGREEMENT

     THIS FIRST AMENDMENT TO JOINT VENTURE AGREEMENT is made effective as of October 7, 1997, between IDAHO CONSOLIDATED METALS CORPORATION, a British Columbia corporation, with an address of P.O. Box 1124, Lewiston, Idaho, 8301 (hereinafter referred to "ICMC"), and CYPRUS GOLD EXPLORATION CORPORATION, a Delaware corporation, with offices at 9100 East Mineral Circle, Englewood, Colorado 80112 (hereinafter referred to as "Cyprus").

                                    RECITALS

     A. ICMC and Cyprus entered into that certain Joint Venture Agreement effective May 20, 1996 (the "Petsite Joint Venture Agreement"), pursuant to which, among other things, ICMC and Cyprus each contributed to the joint venture established therein certain patented and unpatented mining claims and agreements and other interests in respect thereof, which mining claims, agreements and interests are defined in the Petsite Joint Venture Agreement as the "Property."

     B. Since the effective date of the Petsite Joint Venture Agreement, each party has acquired or located certain additional patented and unpatented mining claims and agreements and other interests in respect thereof, which the parties have agreed to include within the definition of "Property" for all purposes under the Petsite Joint Venture Agreement.

     C. ICMC and Cyprus desire to amend the Petsite Joint Venture Agreement to conform the definition of "Property" therein to the mining claims, agreements and interests actually held by the parties subject to the Petsite Joint Venture Agreement.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All defined terms used in this First Amendment shall have the meaning given to them in the Petsite Joint Venture Agreement.

2. "Property" Defined. Exhibits A-1 and A-2 to the Petsite Joint Venture Agreement are deleted in their entirety, and in their place are inserted the new Exhibit A attached to this First Amendment and by this reference incorporated herein. Exhibit A describes the patented and unpatented mining claims and the agreements and other interests in respect thereof which ICMC and Cyprus hold as tenants in common, subject to the Petsite Joint Venture Agreement.

3. Acknowledgment. ICMC and Cyprus each acknowledge their acquisition of an interest in those certain unpatented mining claims known as the CNTL #1 through #9 and the CNTL #20 (Idaho BLM Nos. 100371 through 100379, inclusive, and No. 100390) by virtue of that certain Amendment to Friday Option Agreement dated September 5, 1997 by and between ICMC, Cyprus, Arctic Fox Ltd., and Idaho Gold Corporation, and by virtue of that certain First Amendment to Orogrande/Deadwood Option Agreement dated September 5, 1997 by and between the same parties. ICMC and Cyprus further acknowledge that the CNTL claims fall within the Area of Interest described in the Petsite Joint Venture Agreement, but that ICMC and Cyprus have agreed to hold these claims subject to that certain Joint Venture Agreement between them dated June 13, 1997, in respect of the Orogrande and Deadwood Properties. ICMC and Cyprus agree that their mutual agreement to exclude the CNTL claims from the definition of "Property" in the Petsite Joint Venture Agreement shall not be deemed or construed to constitute any waiver, default or failure of performance under the Petsite Joint Venture Agreement.

4. Ratification. Except as specifically amended herein, the Petsite Joint Venture Agreement remains in full force and effect. ICMC and Cyprus confirm that as of the effective date of this First Amendment, all of the obligations of ICMC and Cyprus under the Petsite Joint Venture Agreement have been fully performed and that neither ICMC nor Cyprus are in default thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Joint Venture Agreement on the day and year first above written.

IDAHO CONSOLIDATED METALS CORPORATION        CYPRUS GOLD EXPLORATION CORPORATION


By: /s/ Del Steiner                               By: /s/ S.E. Parry
    ---------------------------------                 --------------------------
Title: Pres./CEO                                  Title: Vice President
    ---------------------------------                 --------------------------

                                    EXHIBIT A
                                       to
                               FIRST AMENDMENT TO
                             JOINT VENTURE AGREEMENT
                                     between
                      IDAHO CONSOLIDATED METALS CORPORATION
                                       and
                       CYPRUS GOLD EXPLORATION CORPORATION

                       The Petsite Joint Venture Property


     The Following Patented and Unpatented Mining Claims Located in Idaho County, State of Idaho:

                                    EXHIBIT A

                                 Patented Claims


Claim Name                     Patent No.                   Mineral Survey No.
----------                     ----------                   ------------------
Friday Fraction                  41174                           1834
Friday                           41174                           1834
Regina                           39226                           1833
Alaska 3                         41174                           1834
Alaska 4                         41174                           1834
Key West                        272863                           2335
Western Star No. 1              272863                           2335
Western Star No. 2              272863                           2335


                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 1 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                    Book         Page           Book           Page       Sec       Twshp       Rnge
------------        ----------                    ----         ----           ----           ----       ---       -----       ----
IMC 000415          EAGLE #57                   266787                                                   34        T28N       R7E
IMC 000416          EAGLE #56                   266786                                                    3        T27N       R7E
IMC 000417          EAGLE #55                   266785                                                    3        T27N       R7E
IMC 000418          GOLDEN EAGLE #28            266890                                                   34        T28N       R7E
IMC 000420          EAGLE #54                   266784                                                    3        T27N       R7E
IMC 000421          EAGLE #33                   261027                                                    3        T27N       R7E
IMC 000422          EAGLE #32                   261026                                                    3        T27N       R7E
IMC 000423          EAGLE #30                   260866                                                    3        T27N       R7E
IMC 000424          GOLDEN EAGLE #19            259576                                                   27        T28N       R7E
IMC 000425          GOLDEN EAGLE #18            259527                                                   27        T28N       R7E
IMC 000427          GOLDEN EAGLE                363345                                                   34        T28N       R7E
IMC 003996          GOLDEN EAGLE #29            270737                                                   34        T28N       R7E
IMC 003997          GOLDEN EAGLE #30            270738                                                   34        T28N       R7E
IMC 003998          GOLDEN EAGLE #31            270739                                                   34        T28N       R7E
IMC 003999          GOLDEN EAGLE #32            270740                                                   34        T28N       R7E
IMC 004000          GOLDEN EAGLE #33            270741                                                   34        T28N       R7E
IMC 004001          GOLDEN EAGLE #34            270742                                                   34        T28N       R7E
IMC 004002          GOLDEN EAGLE #35            270743                                                   34        T28N       R7E
IMC 004003          GOLDEN EAGLE #36            270744                                                   34        T28N       R7E
IMC 004004          GOLDEN EAGLE #37            270745                                                   35        T28N       R7E
IMC 004005          GOLDEN EAGLE #38            270746                                                   34        T28N       R7E
IMC 004006          GOLDEN EAGLE #39            270747                                                   34        T28N       R7E
IMC 004007          GOLDEN EAGLE #40            270748                                                   34        T28N       R7E
IMC 004008          GOLDEN EAGLE #41            270749                                                   34        T28N       R7E
IMC 004009          EAGLE #58                   270750                                                   34        T28N       R7E
IMC 004010          EAGLE #59                   270751                                                   34        T28N       R7E
IMC 004011          EAGLE #60                   270752                                                   33        T28N       R7E
IMC 004012          EAGLE #61                   270753                                                   33        T28N       R7E
IMC 004013          EAGLE #62                   270754                                                   33        T28N       R7E
IMC 004015          EAGLE #64                   270756                                                   33        T28N       R7E
IMC 004016          EAGLE #65                   270757                                                   33        T28N       R7E
IMC 004017          EAGLE #66                   270758                                                   33        T28N       R7E
IMC 004018          EAGLE #67                   270759                                                    3        T27N       R7E
IMC 004019          EAGLE #68                   270760                                                    4        T27N       R7E
IMC 004022          EAGLE #71                   270763                                                    4        T27N       R7E
IMC 009325          EAGLE #39                   277358                                                    3        T27N       R7E
IMC 009326          EAGLE #40                   277359                                                    3        T27N       R7E
IMC 009327          EAGLE #75                   276360                                                    3        T27N       R7E
IMC 009330          EAGLE #78                   276363                                                    3        T27N       R7E
IMC 009331          EAGLE #79                   276399                                                   35        T28N       R7E
IMC 009332          EAGLE #80                   276400                                                   35        T28N       R7E
IMC 009333          EAGLE #81                   276401                                                   35        T28N       R7E
IMC 009334          EAGLE #82                   276402                                                   35        T28N       R7E
IMC 009335          EAGLE #83                   276403                                                   35        T28N       R7E
IMC 009336          EAGLE #84                   276404                                                   35        T28N       R7E
IMC 009337          EAGLE #85                   276405                                                   26        T28N       R7E
IMC 009338          EAGLE #86                   276406                                                   26        T28N       R7E
IMC 009339          EAGLE #87                   276407                                                   26        T28N       R7E
IMC 009340          EAGLE #88                   276408                                                   26        T28N       R7E
IMC 009341          EAGLE #89                   276409                                                   26        T28N       R7E
IMC 009342          EAGLE #90                   276410                                                   26        T28N       R7E
IMC 009343          EAGLE #91                   276411                                                   35        T28N       R7E
IMC 009344          EAGLE #92                   276412                                                   35        T28N       R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 2 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                  Book         Page            Book           Page       Sec       Twshp         Rnge
------------        ----------                  ----         ----            ----           ----       ---       -----         ----
IMC 009345          EAGLE #93                   276413                                                 35        T28N          R7E
IMC 009346          EAGLE #94                   276414                                                 35        T28N          R7E
IMC 009347          EAGLE #95                   276415                                                 35        T28N          R7E
IMC 009348          EAGLE #96                   276416                                                 35        T28N          R7E
IMC 009349          EAGLE #97                   276417                                                 35        T28N          R7E
IMC 009350          EAGLE #98                   276418                                                 34        T28N          R7E
IMC 009351          EAGLE #99                   276419                                                 34        T28N          R7E
IMC 009352          EAGLE #100                  276420                                                 27        T28N          R7E
IMC 009353          EAGLE #101                  276421                                                 27        T28N          R7E
IMC 009354          EAGLE #102                  276422                                                 26        T28N          R7E
IMC 009355          EAGLE #103                  276423                                                 26        T28N          R7E
IMC 009356          EAGLE #104                  276424                                                 27        T28N          R7E
IMC 009357          EAGLE #105                  276425                                                 27        T28N          R7E
IMC 009358          EAGLE #106                  276426                                                 27        T28N          R7E
IMC 009359          EAGLE #107                  276427                                                 27        T28N          R7E
IMC 009360          EAGLE #108                  276427                                                 27        T28N          R7E
IMC 011113          GOLDEN EAGLE #5             257336                                                 27        T28N          R7E
IMC 011114          GOLDEN EAGLE #6             257337                                                 27        T28N          R7E
IMC 011116          GOLDEN EAGLE #8             257339                                                 28        T28N          R7E
IMC 011117          GOLDEN EAGLE #9             257340                                                 27        T28N          R7E
IMC 011118          GOLDEN EAGLE #10            257341                                                 27        T28N          R7E
IMC 011119          GOLDEN EAGLE #11            257342                                                 34        T28N          R7E
IMC 011120          GOLDEN EAGLE #12            257745                                                 27        T28N          R7E
IMC 011121          GOLDEN EAGLE #13            257746                                                 27        T28N          R7E
IMC 011122          GOLDEN EAGLE #14            258953                                                 27        T28N          R7E
IMC 011123          GOLDEN EAGLE #15            258687                                                 34        T28N          R7E
IMC 011124          GOLDEN EAGLE #16            258588                                                 34        T28N          R7E
IMC 011125          GOLDEN EAGLE #17            259068                                                 27        T28N          R7E
IMC 011126          GOLDEN EAGLE #20F           263226                                                 27        T28N          R7E
IMC 011127          GOLDEN EAGLE #21F           263227                                                 27        T28N          R7E
IMC 011128          GOLDEN EAGLE #22F           263228                                                 27        T28N          R7E
IMC 011129          GOLDEN EAGLE #23            263229                                                 27        T28N          R7E
IMC 011130          GOLDEN EAGLE #24            263230                                                 27        T28N          R7E
IMC 011131          GOLDEN EAGLE #25            263231                                                 27        T28N          R7E
IMC 011132          GOLDEN EAGLE #26            263232                                                 27        T28N          R7E
IMC 011133          GOLDEN EAGLE #27            263233                                                 27        T28N          R7E
IMC 011134          EAGLE #1                    257739                                                 33        T28N          R7E
IMC 011135          EAGLE #2                    257740                                                 33        T28N          R7E
IMC 011136          EAGLE #3                    257741                                                 33        T28N          R7E
IMC 011137          EAGLE #4                    257742                                                 33        T28N          R7E
IMC 011138          EAGLE #5                    257754                                                 33        T28N          R7E
IMC 011139          EAGLE #6                    259069                                                 34        T28N          R7E
IMC 011140          EAGLE #7                    257878                                                 34        T28N          R7E
IMC 011142          EAGLE #9                    258690                                                 33        T28N          R7E
IMC 011143          EAGLE #10                   258691                                                 33        T28N          R7E
IMC 011145          EAGLE #12                   258693                                                 33        T28N          R7E
IMC 011146          EAGLE #13                   259694                                                 33        T28N          R7E
IMC 011148          EAGLE #15                   258696                                                 33        T28N          R7E
IMC 011149          EAGLE #16                   258697                                                 33        T28N          R7E
IMC 011151          EAGLE #18                   258699                                                 33        T28N          R7E
IMC 011152          EAGLE #19                   258700                                                 33        T28N          R7E
IMC 011154          EAGLE #21                   258702                                                 33        T28N          R7E
IMC 011155          EAGLE #22                   258703                                                 33        T28N          R7E



                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 3 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                    Book         Page           Book           Page       Sec       Twshp       Rnge
------------        ----------                    ----         ----           ----           ----       ---       -----       ----
IMC 011156          EAGLE #23                    259577                                                33         T28N         R7E
IMC 011157          EAGLE #24                    259578                                                33         T28N         R7E
IMC 011158          EAGLE #25                    256955                                                34         T28N         R7E
IMC 011159          EAGLE #26                    258956                                                34         T28N         R7E
IMC 011160          EAGLE #27                    258957                                                33         T28N         R7E
IMC 011161          EAGLE #28                    259963                                                26         T28N         R7E
IMC 011162          EAGLE #29                    259964                                                26         T28N         R7E
IMC 011163          EAGLE #31                    261025                                                34         T28N         R7E
IMC 011164          EAGLE #34                    261028                                                3          T27N         R7E
IMC 011165          EAGLE #35                    261149                                                34         T28N         R7E
IMC 011166          EAGLE #36                    261150                                                34         T28N         R7E
IMC 011167          EAGLE #37                    261151                                                34         T28N         R7E
IMC 011168          EAGLE #38                    261152                                                3          T27N         R7E
IMC 011169          EAGLE #41                    261360                                                2          T27N         R7E
IMC 011170          EAGLE #42                    261361                                                2          T27N         R7E
IMC 011171          EAGLE #43                    261362                                                2          T27N         R7E
IMC 011172          EAGLE #44                    261363                                                35         T28N         R7E
IMC 011173          EAGLE #45                    261364                                                35         T28N         R7E
IMC 011174          EAGLE #46                    261365                                                35         T28N         R7E
IMC 011175          EAGLE #47                    261366                                                35         T28N         R7E
IMC 011176          EAGLE #48                    262505                                                34         T28N         R7E
IMC 011177          EAGLE #49                    262506                                                34         T28N         R7E
IMC 011178          EAGLE #50                    262507                                                3          T27N         R7E
IMC 011179          EAGLE #51                    262508                                                3          T27N         R7E
IMC 011180          EAGLE #52                    264269                                                34         T28N         R7E
IMC 011659          EAGLE #53                    264548                                                34         T28N         R7E
IMC 013965          GOLDEN EAGLE #19X            279162                                                27         T28N         R7E
IMC 029189          THIS IS IT PLACER            192179                                                27         T28N         R7E
IMC 044037          EAGLE #109                   281781                                                2          T27N         R7E
IMC 044038          EAGLE #110                   281782                                                2          T27N         R7E
IMC 044039          EAGLE #111                   281783                                                2          T27N         R7E
IMC 044040          EAGLE #112                   281784                                                2          T27N         R7E
IMC 044041          EAGLE #113                   281785                                                2          T27N         R7E
IMC 044042          EAGLE #114                   281786                                                3          T27N         R7E
IMC 044043          EAGLE #115                   281787                                                2          T27N         R7E
IMC 044044          EAGLE #116                   281788                                                2          T27N         R7E
IMC 044045          EAGLE #117                   281789                                                2          T27N         R7E
IMC 044046          EAGLE #118                   281790                                                3          T27N         R7E
IMC 044047          EAGLE #119                   281791                                                2          T27N         R7E
IMC 044048          EAGLE #119A                  281792                                                2          T27N         R7E
IMC 044049          EAGLE #120                   281793                                                2          T27N         R7E
IMC 044050          EAGLE #121                   281794                                                2          T27N         R7E
IMC 044051          EAGLE #122                   281795                                                2          T27N         R7E
IMC 044052          EAGLE #123                   281796                                                2          T27N         R7E
IMC 044053          EAGLE #124                   281797                                                2          T27N         R7E
IMC 044954          EAGLE #125                   281798                                                3          T27N         R7E
IMC 044055          EAGLE #126                   281799                                                3          T27N         R7E
IMC 044056          EAGLE #127                   281800                                                2          T28N         R7E
IMC 044057          EAGLE #128                   281801                                                2          T27N         R7E
IMC 044058          EAGLE #129                   281802                                                2          T27N         R7E
IMC 044059          EAGLE #130                   281803                                                2          T27N         R7E
IMC 095654          EAGLE #131                   313996                                                35         T28N         R7E
IMC 095655          EAGLE #132                   313997                                                35         T28N         R7E



                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 4 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                    Original Recording          Amendment Recording       Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp     Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----     ----
IMC 095657          EAGLE #134                      313999                                               35       T28N         R7E
IMC 095658          EAGLE #135                      314000                                               35       T28N         R7E
IMC 095659          EAGLE #136                      314001                                               35       T28N         R7E
IMC 095660          EAGLE #137                      314002                                               26       T28N         R7E
IMC 095661          EAGLE #138                      314003                                               26       T28N         R7E
IMC 095662          EAGLE #139                      314004                                               26       T28N         R7E
IMC 095663          EAGLE #140                      314005                                               26       T28N         R7E
IMC 095664          EAGLE #141                      314006                                               26       T28N         R7E
IMC 095665          EAGLE #142                      314007                                               26       T28N         R7E
IMC 095666          EAGLE #143                      314008                                               26       T28N         R7E
IMC 095667          EAGLE #144                      314009                                               26       T28N         R7E
IMC 095668          EAGLE #145                      314010                                               27       T28N         R7E
IMC 095669          EAGLE #146                      314011                                               27       T28N         R7E
IMC 095670          EAGLE #147                      314012                                               27       T28N         R7E
IMC 095671          EAGLE #148                      314013                                               27       T28N         R7E
IMC 095672          EAGLE #149                      314014                                               27       T28N         R7E
IMC 095673          EAGLE #150                      314015                                               27       T28N         R7E
IMC 095674          EAGLE #151                      314016                                               27       T28N         R7E
IMC 095675          EAGLE #151                      314017                                               28       T28N         R7E
IMC 095676          EAGLE #153                      314018                                               27       T28N         R7E
IMC 095677          EAGLE #154                      314019                                               28       T28N         R7E
IMC 095678          EAGLE #155                      313995                                               28       T28N         R7E
IMC 095679          EAGLE #156                      314020                                               28       T28N         R7E
IMC 095680          EAGLE #157                      314021                                               28       T28N         R7E
IMC 101736          EAGLE #178                      317838                                               28       T28N         R7E
IMC 101740          EAGLE #182                      317842                                               2        T27N         R7E
IMC 101743          EAGLE #185                      317845                                               2        T27N         R7E
IMC 123246          LOST WHEELBARROW #1             336122                                               7        T27N         R8E
IMC 123247          LOST WHEELBARROW #2             336123                                               7        T27N         R8E
IMC 123248          LOST WHEELBARROW #3             336124                                               6        T27N         R8E
IMC 175109          PETSITE #1                      379469                                               12       T27N         R7E
IMC 175110          PETSITE #2                      379470                                               12       T27N         R7E
IMC 175111          PETSITE #3                      379471                                               12       T27N         R7E
IMC 175112          PETSITE #4                      379472                                               12       T27N         R7E
IMC 175113          PETSITE #5                      379473                                               12       T27N         R7E
IMC 175114          PETSITE #6                      379474                                               12       T27N         R7E
IMC 175115          PETITE FRACTION                 379478                                               12       T27N         R7E
IMC 175116          TORONTO #1                      379475                                               12       T27N         R7E
IMC 175117          SIDE HILL GOUGER                379476                                               12       T27N         R7E
IMC 175118          VILLA MARIAA                    379477                                               12       T27N         R7E
IMC 175119          GOLDEN EAGLE                    379479                                               34       T28N         R7E
IMC 175120          GOLDEN EAGLE #2                 379480                                               34       T28N         R7E
IMC 175121          GOLDEN EAGLE #3                 379481                                               27       T28N         R7E
IMC 175122          GOLDEN EAGLE #4                 379482                                               27       T28N         R7E
IMC 175123          GOLDEN EAGLE #7                 379483                                               27       T28N         R7E
IMC 175124          GOLDEN EAGLE #18                379489                                               27       T28N         R7E
IMC 175125          GOLDEN EAGLE #21F               379490                                               27       T28N         R7E
IMC 175126          GOLDEN EAGLE #22F               379491                                               27       T28N         R7E
IMC 175127          EAGLE #30                       379498                                               3        T27N         R7E
IMC 175128          EAGLE #32                       379499                                               3        T27N         R7E
IMC 175129          EAGLE #34                       379500                                               3        T27N         R7E
IMC 175130          EAGLE #39                       379501                                               3        T27N         R7E
IMC 175131          EAGLE #40                       379502                                               3        T27N         R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 5 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                    Original Recording         Amendment Recording          Map Location Reference
                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp     Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----     ----
IMC 175132          EAGLE #4`                       379503                                               2        T27N         R7E
IMC 175133          EAGLE #42                       379504                                               2        T27N         R7E
IMC 175134          EAGLE #54                       379505                                               3        T27N         R7E
IMC 175135          EAGLE #63                       379506                                               33       T28N         R7E
IMC 175136          EAGLE #75                       379507                                               3        T27N         R7E
IMC 175137          EAGLE #133                      379508                                               2        T27N         R7E
IMC 175152          THIS IS IT PLACER               379497                                               27       T28N         R7E
IMC 177154          PT 1                            384163                                               12       T27N         R7E
IMC 177155          PT 2                            374164                                               12       T27N         R7E
IMC 177156          PT 3                            384165                                               12       T27N         R7E
IMC 177157          PT 4                            384166                                               12       T27N         R7E
IMC 177158          PT 5                            384167                                               1        T27N         R7E
IMC 177159          PT 6                            384168                                               1        T27N         R7E
IMC 177160          PT 7                            384169                                               1        T27N         R7E
IMC 177161          PT 8                            384170                                               1        T27N         R7E
IMC 177162          PT 9                            384171                                               1        T27N         R7E
IMC 177163          PT 10                           384172                                               1        T27N         R7E
IMC 177164          PT 11                           384173                                               1        T27N         R7E
IMC 177165          PT 12                           384174                                               1        T27N         R7E
IMC 177167          PT 14                           384176                    388287                     7        T27N         R7E
IMC 177168          PT 15                           384177                    388288                     13       T27N         R7E
IMC 177169          PT 16                           384178                    388289                     13       T27N         R7E
IMC 177170          PT 17                           384179                    388290                     13       T27N         R7E
IMC 177171          PT 18                           384180                    388291                     13       T27N         R7E
IMC 177172          PT 19                           384181                                               13       T27N         R7E
IMC 177173          PT 20                           384182                                               13       T27N         R7E
IMC 188184          PT 21                           384183                                               13       T27N         R7E
IMC 177175          PT 22                           384184                                               13       T27N         R7E
IMC 177176          PT 23                           384185                                               13       T27N         R7E
IMC 177177          PT 24                           384186                                               13       T27N         R7E
IMC 177178          PT 25                           384187                                               13       T27N         R7E
IMC 177179          PT 26                           384188                                               13       T27N         R7E
IMC 177180          PT 27                           384189                                               13       T27N         R7E
IMC 177181          PT 28                           384190                                               13       T27N         R7E
IMC 177182          PT 29                           384191                                               13       T27N         R7E
IMC 177183          PT 30                           384192                                               13       T27N         R7E
IMC 177184          PT 31                           384193                                               13       T27N         R7E
IMC 177185          PT 32                           384194                                               13       T27N         R7E
IMC 177186          PT 33                           384195                                               24       T27N         R7E
IMC 177187          PT 34                           384196                                               24       T27N         R7E
IMC 177188          PT 35                           384197                                               24       T27N         R7E
IMC 177189          PT 36                           384198                                               24       T27N         R7E
IMC 177190          PT 37                           384199                                               24       T27N         R7E
IMC 177191          PT 38                           384200                                               24       T27N         R7E
IMC 177192          PT 39                           384201                                               24       T27N         R7E
IMC 177193          PT 40                           384202                                               18       T27N         R8E
IMC 177194          PT 41                           384203                                               18       T27N         R8E
IMC 177195          PT 42                           384204                                               18       T27N         R8E
IMC 177196          PT 43                           384205                                               18       T27N         R8E
IMC 177197          PT 44                           384206                                               18       T27N         R8E
IMC 177198          PT 45                           384207                                               18       T27N         R8E
IMC 177199          PT 46                           384208                                               18       T27N         R8E
IMC 177200          PT 47                           384209                                               18       T27N         R8E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 6 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book           Page     Sec      Twshp       Rnge
------------        ----------                       ----         ----           ----           ----     ---      -----       ----
IMC 177201          PT 48                           384210                                               18       T27N         R8E
IMC 177202          PT 49                           384211                                               18       T27N         R8E
IMC 177204          PT 51                           384212                                               18       T27N         R8E
IMC 177204          PT 51                           384213                                               18       T27N         R8E
IMC 177205          PT 52                           384214                                               18       T27N         R8E
IMC 177206          PT 53                           384215                                               18       T27N         R8E
IMC 177207          PT 54                           384216                                               18       T27N         R8E
IMC 177208          PT 55                           384217                                               19       T27N         R8E
IMC 177209          PT 56                           384218                                               19       T27N         R8E
IMC 177210          PT 57                           384219                                               19       T27N         R8E
IMC 177211          PT 58                           384220                                               19       T27N         R8E
IMC 177212          PT 59                           384221                                               19       T27N         R8E
IMC 177213          PT 60                           384222                                               19       T27N         R8E
IMC 177214          PT 61                           384223                                               19       T27N         R8E
IMC 177215          PT 62                           384224                                               19       T27N         R8E
IMC 177216          PT 63                           384225                                               19       T27N         R8E
IMC 177217          PT 64                           384226                                               19       T27N         R8E
IMC 177218          PT 65                           384227                                               12       T27N         R7E
IMC 177219          PT 66                           384228                                               12       T27N         R7E
IMC 177220          PT 67                           384229                                               12       T27N         R7E
IMC 177519          PT 68                           385924                                               11       T27N         R7E
IMC 177520          PT 69                           385925                                               11       T27N         R7E
IMC 177521          PT 70                           385926                                               11       T27N         R7E
IMC 177522          PT 71                           385927                    388292                     11       T27N         R7E
IMC 177523          PT 72                           385928                    388293                     11       T27N         R7E
IMC 177524          PT 73                           385929                                               11       T27N         R7E
IMC 177525          PT 74                           385930                    388294                     12       T27N         R7E
IMC 177526          PT 75                           385931                                               11       T27N         R7E
IMC 177527          PT 76                           385932                    388295                     12       T27N         R7E
IMC 177528          PT 77                           385933                                               11       T27N         R7E
IMC 177529          PT 78                           385934                    388296                     12       T27N         R7E
IMC 177530          PT 79                           385935                                               11       T27N         R7E
IMC 177531          PT 80                           385936                    388297                     12       T27N         R7E
IMC 177532          PT 81                           385937                                               13       T27N         R7E
IMC 177533          PT 82                           385938                    388298                     13       T27N         R7E
IMC 177534          PT 83                           385939                                               13       T27N         R7E
IMC 177535          PT 84                           385940                    388299                     13       T27N         R7E
IMC 177536          PT 85                           385941                                               13       T27N         R7E
IMC 177537          PT 86                           385942                                               13       T27N         R7E
IMC 177538          PT 87                           385943                                               13       T27N         R7E
IMC 177539          PT 88                           385944                                               13       T27N         R7E
IMC 177540          PT 89                           385945                                               13       T27N         R7E
IMC 177541          PT 90                           385946                                               13       T27N         R7E
IMC 177542          PT 91                           385947                                               13       T27N         R7E
IMC 177543          PT 92                           385948                                               13       T27N         R7E
IMC 177544          PT 93                           385949                                               13       T27N         R7E
IMC 177545          PT 94                           385950                                               13       T27N         R7E
IMC 177546          PT 95                           385951                                               13       T27N         R7E
IMC 177547          PT 96                           385952                                               13       T27N         R7E
IMC 177548          PT 97                           385953                    388300                     13       T27N         R7E
IMC 177549          PT 98                           385954                                               13       T27N         R7E
IMC 177550          PT 99                           385955                                               13       T27N         R7E
IMC 177551          PT 100                          385956                                               13       T27N         R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 7 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A


                                                   Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                      Book         Page           Book         Page       Sec       Twshp       Rnge
------------        ----------                      ----         ----           ----         ----       ---       -----       ----
IMC 177552          PT 101                          389957                                               13       T27N         R7E
IMC 177553          PT 102                          385958                                               13       T27N         R7E
IMC 177554          PT 103                          385959                                               13       T27N         R7E
IMC 177555          PT 104                          385960                                               2        T27N         R7E
IMC 177556          PT 105                          385961                                               2        T27N         R7E
IMC 177557          PT 106                          385962                                               2        T27N         R7E
IMC 177558          PT 107                          385963                                               2        T27N         R7E
IMC 177559          PT 108                          385964                                               2        T27N         R7E
IMC 177560          PT 109                          385965                                               12       T27N         R7E
IMC 177561          PT 110                          385966                                               1        T27N         R7E
IMC 177562          PT 111                          385967                                               1        T27N         R7E
IMC 178013          BOX OF RAIN 1                   388912                                               1        T27N         R7E
IMC 178014          BOX OF RAIN 2                   388913                                               2        T27N         R7E
                                                                                                         1        T27N         R7E
IMC 178015          BOX OF RAIN 3                   388914                                               35       T28N         R7E
                                                                                                         2        T27N         R7E
                                                                                                         1        T27N         R7E
IMC 178016          BOX OF RAIN 4                   388915                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178017          BOX OF RAIN 5                   388916                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178018          BOX OF RAIN 6                   388917                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178019          BOX OF RAIN 7                   388918                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178020          BOX OF RAIN 8                   388919                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178021          BOX OF RAIN                     388920                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178022          BOX OF RAIN 10                  388921                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178023          BOX OF RAIN 11                  388922                                               35       T28N         R7E
IMC 178024          BOX OF RAIN 12                  388923                                               35       T28N         R7E
IMC 178025          BOX OF RAIN 13                  388924                                               35       T28N         R7E
IMC 178026          BOX OF RAIN 14                  388925                                               35       T28N         R7E
IMC 178027          BOX OF RAIN 15                  388926                                               35       T28N         R7E
IMC 178028          BOX OF RAIN 16                  388927                                               35       T28N         R7E
IMC 178029          BOX OF RAIN 17                  388928                                               35       T28N         R7E
IMC 178030          BOX OF RAIN 18                  388929                                               35       T28N         R7E
                                                                                                         2        T27N         R7E
IMC 178031          BOX OF RAIN 19                  388930                                               2        T27N         R7E
IMC 178032          BOX OF RAIN 20                  388931                                               2        T27N         R7E
IMC 178033          BOX OF RAIN 21                  388932                                               35       T28N         R7E
                                                                                                         2        T27N         R7E
IMC 178034          BOX OF RAIN 22                  388933                                               35       T28N         R7E
IMC 178035          BOX OF RAIN 23                  388934                                               35       T28N         R7E
IMC 178036          BOX OF RAIN 24                  388935                                               35       T28N         R7E
IMC 178037          BOX OF RAIN 25                  388936                                               35       T28N         R7E
IMC 178038          BOX OF RAIN 26                  388937                                               35       T28N         R7E
IMC 178039          BOX OF RAIN 27                  388938                                               35       T28N         R7E
IMC 178040          BOX OF RAIN 28                  388939                                               35       T28N         R7E
                                                                                                         2        T27N         R7E
IMC 178041          BOX OF RAIN 29                  388940                                               2        T27N         R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 8 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                     Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp       Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----       ----

IMC 178042          PT 112                          388874                                               12       T27N         R7E
IMC 178043          PT 113                          388875                                               12       T27N         R7E
IMC 178044          PT 114                          388876                                               12       T27N         R7E
IMC 178045          PT 115                          388877                                               12       T27N         R7E
IMC 178046          PT 116                          388878                                               12       T27N         R7E
IMC 178047          PT 117                          388879                                               12       T27N         R7E
IMC 178048          PT 118                          388880                                               12       T27N         R7E
IMC 178049          PT 119                          388881                                               12       T27N         R7E
IMC 178050          PT 120                          388882                                               12       T27N         R7E
IMC 178051          PT 121                          388883                                               12       T27N         R7E
IMC 178052          PT 122                          388884                                               12       T27N         R7E
IMC 178053          PT 123                          388885                                               13       T27N         R7E
                                                                                                         12       T27N         R7E
IMC 178054          PT 124                          388886                                               13       T27N         R7E
IMC 178055          PT 125                          388887                                               12       T27N         R7E
IMC 178056          PT 126                          388888                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178057          PT 127                          388889                                               12       T27N         R7E
IMC 178058          PT 128                          388890                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178059          PT 129                          388891                                               12       T27N         R7E
IMC 178060          PT 130                          388892                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178061          PT 131                          388893                                               12       T27N         R7E
IMC 178062          PT 132                          388894                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178063          PT 133                          388895                                               12       T27N         R7E
IMC 178064          PT 134                          388896                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178065          PT 135                          388897                                               12       T27N         R7E
IMC 178066          PT 136                          388898                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178067          PT 137                          388899                                               12       T27N         R7E
IMC 178068          PT 138                          388900                                               13       T27N         R7E
                                                                                                         12       T27N         R7E
IMC 178069          PT 139                          388901                                               13       T27N         R7E
IMC 178070          PT 140                          388902                                               7        T27N         R8E
IMC 178071          PT 141                          388903                                               7        T27N         R8E
IMC 178072          PT 142                          388904                                               7        T27N         R8E
IMC 178073          PT 143                          388905                                               7        T27N         R8E
IMC 178074          PT 144                          388906                                               7        T27N         R8E
IMC 178075          PT 145                          388907                                               7        T27N         R8E
IMC 178076          PT 146                          388908                                               7        T27N         R8E
IMC 178077          PT 147                          388909                                               7        T27N         R8E
IMC 178078          PT 148                          388910                                               18       T27N         R8E
IMC 178079          PT 149                          388911                                               1        T27N         R7E
IMC 179302          PT 150                          393865                                               24       T27N         R7E
IMC 179303          PT 151                          393866                                               24       T27N         R7E
IMC 179304          PT 152                          393867                                               24       T27N         R7E
IMC 179305          PT 153                          393868                                               24       T27N         R7E
IMC 179306          PT 154                          393869                                               24       T27N         R7E
IMC 179307          PT 155                          393870                                               24       T27N         R7E
IMC 179308          PT 156                          393871                                               24       T27N         R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 9 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                     Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp       Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----       ----

IMC 179309          PT 157                          393872                                               24       T27N         R7E
IMC 179310          PT 158                          393873                                               24       T27N         R7E
IMC 179311          PT 159                          383874                                               25       T27N         R7E
                                                                                                         24       T27N         R7E
IMC 179312          PT 160                          393875                                               25       T27N         R7E
                                                                                                         24       T27N         R7E
IMC 179313          PT 161                          393876                                               25       T27N         R7E
IMC 179314          PT 162                          383977                                               25       T27N         R7E
IMC 170315          PT 163                          393878                                               25       T27N         R7E
IMC 179316          PT 164                          393879                                               25       T27N         R7E
IMC 179317          PT 165                          393880                                               24       T27N         R8E
                                                                                                         29       T27N         R7E
IMC 179318          PT 166                          393881                                               24       T27N         R7E
                                                                                                         19       T27N         R8E
IMC 179319          PT 167                          393882                                               19       T27N         R8E
IMC 179320          PT 168                          393883                                               24       T27N         R7E
                                                                                                         19       T27N         R8E
IMC 179321          PT 169                          393884                                               19       T27N         R8E
IMC 179322          PT 170                          393885                                               30       T27N         R8E
                                                                                                         25       T27N         R7E
                                                                                                         24       T27N         R7E
                                                                                                         19       T27N         R8E
IMC 179323          PT 171                          393886                                               30       T27N         R8E
                                                                                                         19       T27N         R8E
IMC 179324          PT 172                          393887                                               30       T27N         R8E
                                                                                                         25       T27N         R7E
IMC 179325          PT 173                          393888                                               30       T27N         R7E
                                                                                                         25       T27N         R7E
IMC 179326          PT 174                          393889                                               24       T27N         R7E
IMC 179327          LARRY                           393890                                               1        T27N         R7E
IMC 179328          MOE                             393891                                               1        T27N         R7E
IMC 179329          SHEMP                           393892                                               1        T27N         R7E
IMC 179330          CURLY                           393893                                               1        T27N         R7E
IMC 179334          PT 175                          393989                                               24       T27N         R7E
IMC 179972          BOX OF RAIN 30                  396344                                               1        T27N         R7E
IMC 179973          BOX OF RAIN 31                  396345                                               36       T28N         R7E
IMC 179974          BOX OF RAIN 32                  395346                                               3        T27N         R7E
                                                                                                         2        T27N         R7E
IMC 179975          BOX OF RAIN 33                  396347                                               2        T27N         R7E
IMC 179976          BOX OF RAIN 34                  396348                                               2        T27N         R7E
IMC 179977          BOX OF RAIN 35                  396349                                               35       T28N         R7E
IMC 179978          BOX OF RAIN 36                  396350                                               35       T28N         R7E
IMC 179979          BOX OF RAIN 37                  396351                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 179980          BOX OF RAIN 38                  396352                                               35       T28N         R7E
IMC 179981          BOX OF RAIN 39                  396353                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 179982          PT 176                          396255                                               1        T27N         R7E
IMC 179983          PT 177                          396256                                               1        T27N         R7E
IMC 179984          PT 178                          396257                                               1        T27N         R7E
IMC 179985          PT 179                          396258                                               1        T27N         R7E
IMC 179986          PT 180                          396259                                               1        T27N         R7E
IMC 179987          PT 181                          396260                                               1        T27N         R7E



                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                      Page 10 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                     Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp       Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----       ----
IMC 179988          PT 182                          396261                                               1        T27N         R7E
IMC 179989          PT 183                          396262                                               1        T27N         R7E
IMC 179990          PT 184                          396263                                               1        T27N         R7E
IMC 179991          PT 185                          396264                                               1        T27N         R7E
IMC 179992          PT 186                          396265                                               1        T27N         R7E
IMC 179993          PT 187                          396266                                               36       T28N         R7E
                                                                                                         1        T27N         R7E
IMC 179994          PT 188                          396267                                               36       T28N         R7E
IMC 179995          PT 189                          396268                                               36       T28N         R7E
IMC 179996          PT 190                          396269                                               36       T28N         R7E
IMC 179997          PT 191                          396270                                               36       T28N         R7E
IMC 179998          PT 192                          396271                                               36       T28N         R7E
IMC 179999          PT 193                          396272                                               36       T28N         R7E
IMC 180000          PT 194                          396273                                               36       T28N         R7E
IMC 180001          PT 195                          396274                                               36       T28N         R7E
IMC 180002          PT 196                          396275                                               36       T28N         R7E
IMC 180003          PT 197                          396276                                               36       T28N         R7E
IMC 180004          PT 198                          396277                                               36       T28N         R7E
IMC 180005          PT 199                          396278                                               36       T28N         R7E
IMC 180006          PT 200                          396279                                               36       T28N         R7E
IMC 180007          PT 201                          396280                                               36       T28N         R7E
IMC 180008          PT 202                          396281                                               36       T28N         R7E
IMC 180009          PT 203                          396282                                               36       T28N         R7E
IMC 180010          PT 204                          396283                                               36       T28N         R7E
IMC 180011          PT 205                          396284                                               36       T28N         R7E
IMC 180012          PT 206                          396285                                               36       T28N         R7E


Total Number of Claims: 467

                               DEED AND ASSIGNMENT

     THIS DEED AND ASSIGNMENT is made and entered into this 7th day of October, 1997, by and between Idaho Consolidated Metals Corporation, a British Columbia corporation, with an address of P.O. Box 1124, Lewiston, Idaho, 83501 (hereinafter referred to as "ICMC"), and Cyprus Gold Exploration Corporation, a Delaware corporation, with offices at 9100 East Mineral Circle, Englewood, Colorado 80112 (hereinafter referred to as "Cyprus").

                                   WITNESSETH

     WHEREAS, ICMC and Cyprus entered into that certain Joint Venture Agreement dated May 20, 1996, as amended by that certain First Amendment to Joint Venture Agreement dated October 7, 1997 (the "Joint Venture Agreement"), pursuant to which, among other things, ICMC and Cyprus each contributed to the joint venture established therein those certain patented and unpatented mining claims and agreements and other interests in respect thereof (the "Property") more particularly described on Exhibit A attached hereto and by this reference incorporated herein;

     WHEREAS, Cyprus completed the performance of all of its obligations required under Section 5.3 of the Joint Venture Agreement in order for Cyprus to earn its initial Participating Interest in the Property in accordance with
Section 5.5 of the Joint Venture Agreement;

     WHEREAS, ICMC and Cyprus desire to enter into this Deed and Assignment to acknowledge Cyprus' performance of all such obligations, and to effect the parties' transfer of all their right, title and interest in and to the Property to themselves, to be held by the parties as tenants in common as their interests may appear, subject to the Joint Venture Agreement.

     NOW, THEREFORE, for and in consideration of Cyprus' performance, satisfactory to ICMC, of all of its obligations under Section 5.3 of the Joint Venture Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by ICMC and Cyprus, ICMC and Cyprus have remised, which is hereby acknowledged by ICMC and Cyprus, ICMC and Cyprus have remised, released, assigned, sold and conveyed, and by these presents do remise, release, assign, sell and convey, all of their right, title and interest in and to the Property unto themselves and their successors and assigns as tenants in common as their interests may appear, to hold the entire undivided interest thereto, subject to the Joint Venture Agreement.

     TO HAVE AND TO HOLD the same, together with any appurtenances and privileges thereunto belonging, or in anywise thereunto appertaining, unto ICMC and Cyprus and their successors and assigns. Each of ICMC and Cyprus, for itself and its successors and assigns, do covenant and agree that it shall and will warrant and forever defend the Property remised, released, assigned, sold and conveyed hereunder by it in the quiet and peaceable possession of ICMC and Cyprus and their successors and assigns against any and all and every person or persons lawfully claiming or to claim the whole or any part thereof, by, through or under it, to warrant and forever defend.

     IN WITNESS WHEREOF, ICMC and Cyprus have executed and delivered this Deed and Assignment as of the date first written above.


IDAHO CONSOLIDATED METALS CORPORATION        CYPRUS GOLD EXPLORATION CORPORATION


By: /s/ Del Steiner                               By: /s/ S.E. Parry
    ---------------------------------                 --------------------------
Title: Pres./CEO                                  Title: Vice President
    ---------------------------------                 --------------------------



ACKNOWLEDGEMENT

STATE OF Idaho             )
                           ) ss.
COUNTY OF Nez Perce        )

     On the 1st day of December, 1997, personally appeared before me Del Steiner, the Pres/CEO of Idaho Consolidated Metals Corporation, the corporation that executed the foregoing instrument, who duly acknowledged to me that said corporation executed the same.


                                        /s/ Trudy R. Weed
                                        ----------------------------------------
                                        Notary Public
                                        Residing at Lewiston, Id.

My Commission Expires:  9-21-02


STATE OF Colorado          )
                           ) ss.
COUNTY OF Arapahoe         )

     On the 4th day of December, 1997, personally appeared before me S.E. Parry, the Vice President of Cyprus Gold Exploration Corporation, the corporation that executed the foregoing instrument, who duly acknowledged to me that said corporation executed the same.


                                        /s/ Alice L. Evans
                                        ----------------------------------------
                                        Notary Public
                                        Residing at Englewood, Co.


My Commission Expires:  My Commission Expires April 3, 1999

                                    EXHIBIT A
                                       to
                               DEED AND ASSIGNMENT
                                     between
                      IDAHO CONSOLIDATED METALS CORPORATION
                                       and
                       CYPRUS GOLD EXPLORATION CORPORATION


                       The Petsite Joint Venture Property


The following Patented and Unpatented Mining Claims Located in Idaho County, State of Idaho:

                                    EXHIBIT A

                                 Patented Claims


Claim Name                     Patent No.                   Mineral Survey No.
----------                     ----------                   ------------------
Friday Fraction                  41174                           1834
Friday                           41174                           1834
Regina                           39226                           1833
Alaska 3                         41174                           1834
Alaska 4                         41174                           1834
Key West                        272863                           2335
Western Star No. 1              272863                           2335
Western Star No. 2              272863                           2335


                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 1 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                    Book         Page           Book           Page       Sec       Twshp       Rnge
------------        ----------                    ----         ----           ----           ----       ---       -----       ----
IMC 000415          EAGLE #57                   266787                                                   34        T28N       R7E
IMC 000416          EAGLE #56                   266786                                                    3        T27N       R7E
IMC 000417          EAGLE #55                   266785                                                    3        T27N       R7E
IMC 000418          GOLDEN EAGLE #28            266890                                                   34        T28N       R7E
IMC 000420          EAGLE #54                   266784                                                    3        T27N       R7E
IMC 000421          EAGLE #33                   261027                                                    3        T27N       R7E
IMC 000422          EAGLE #32                   261026                                                    3        T27N       R7E
IMC 000423          EAGLE #30                   260866                                                    3        T27N       R7E
IMC 000424          GOLDEN EAGLE #19            259576                                                   27        T28N       R7E
IMC 000425          GOLDEN EAGLE #18            259527                                                   27        T28N       R7E
IMC 000427          GOLDEN EAGLE                363345                                                   34        T28N       R7E
IMC 003996          GOLDEN EAGLE #29            270737                                                   34        T28N       R7E
IMC 003997          GOLDEN EAGLE #30            270738                                                   34        T28N       R7E
IMC 003998          GOLDEN EAGLE #31            270739                                                   34        T28N       R7E
IMC 003999          GOLDEN EAGLE #32            270740                                                   34        T28N       R7E
IMC 004000          GOLDEN EAGLE #33            270741                                                   34        T28N       R7E
IMC 004001          GOLDEN EAGLE #34            270742                                                   34        T28N       R7E
IMC 004002          GOLDEN EAGLE #35            270743                                                   34        T28N       R7E
IMC 004003          GOLDEN EAGLE #36            270744                                                   34        T28N       R7E
IMC 004004          GOLDEN EAGLE #37            270745                                                   35        T28N       R7E
IMC 004005          GOLDEN EAGLE #38            270746                                                   34        T28N       R7E
IMC 004006          GOLDEN EAGLE #39            270747                                                   34        T28N       R7E
IMC 004007          GOLDEN EAGLE #40            270748                                                   34        T28N       R7E
IMC 004008          GOLDEN EAGLE #41            270749                                                   34        T28N       R7E
IMC 004009          EAGLE #58                   270750                                                   34        T28N       R7E
IMC 004010          EAGLE #59                   270751                                                   34        T28N       R7E
IMC 004011          EAGLE #60                   270752                                                   33        T28N       R7E
IMC 004012          EAGLE #61                   270753                                                   33        T28N       R7E
IMC 004013          EAGLE #62                   270754                                                   33        T28N       R7E
IMC 004015          EAGLE #64                   270756                                                   33        T28N       R7E
IMC 004016          EAGLE #65                   270757                                                   33        T28N       R7E
IMC 004017          EAGLE #66                   270758                                                   33        T28N       R7E
IMC 004018          EAGLE #67                   270759                                                    3        T27N       R7E
IMC 004019          EAGLE #68                   270760                                                    4        T27N       R7E
IMC 004022          EAGLE #71                   270763                                                    4        T27N       R7E
IMC 009325          EAGLE #39                   277358                                                    3        T27N       R7E
IMC 009326          EAGLE #40                   277359                                                    3        T27N       R7E
IMC 009327          EAGLE #75                   276360                                                    3        T27N       R7E
IMC 009330          EAGLE #78                   276363                                                    3        T27N       R7E
IMC 009331          EAGLE #79                   276399                                                   35        T28N       R7E
IMC 009332          EAGLE #80                   276400                                                   35        T28N       R7E
IMC 009333          EAGLE #81                   276401                                                   35        T28N       R7E
IMC 009334          EAGLE #82                   276402                                                   35        T28N       R7E
IMC 009335          EAGLE #83                   276403                                                   35        T28N       R7E
IMC 009336          EAGLE #84                   276404                                                   35        T28N       R7E
IMC 009337          EAGLE #85                   276405                                                   26        T28N       R7E
IMC 009338          EAGLE #86                   276406                                                   26        T28N       R7E
IMC 009339          EAGLE #87                   276407                                                   26        T28N       R7E
IMC 009340          EAGLE #88                   276408                                                   26        T28N       R7E
IMC 009341          EAGLE #89                   276409                                                   26        T28N       R7E
IMC 009342          EAGLE #90                   276410                                                   26        T28N       R7E
IMC 009343          EAGLE #91                   276411                                                   35        T28N       R7E
IMC 009344          EAGLE #92                   276412                                                   35        T28N       R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 2 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                  Book         Page            Book           Page       Sec       Twshp         Rnge
------------        ----------                  ----         ----            ----           ----       ---       -----         ----
IMC 009345          EAGLE #93                   276413                                                 35        T28N          R7E
IMC 009346          EAGLE #94                   276414                                                 35        T28N          R7E
IMC 009347          EAGLE #95                   276415                                                 35        T28N          R7E
IMC 009348          EAGLE #96                   276416                                                 35        T28N          R7E
IMC 009349          EAGLE #97                   276417                                                 35        T28N          R7E
IMC 009350          EAGLE #98                   276418                                                 34        T28N          R7E
IMC 009351          EAGLE #99                   276419                                                 34        T28N          R7E
IMC 009352          EAGLE #100                  276420                                                 27        T28N          R7E
IMC 009353          EAGLE #101                  276421                                                 27        T28N          R7E
IMC 009354          EAGLE #102                  276422                                                 26        T28N          R7E
IMC 009355          EAGLE #103                  276423                                                 26        T28N          R7E
IMC 009356          EAGLE #104                  276424                                                 27        T28N          R7E
IMC 009357          EAGLE #105                  276425                                                 27        T28N          R7E
IMC 009358          EAGLE #106                  276426                                                 27        T28N          R7E
IMC 009359          EAGLE #107                  276427                                                 27        T28N          R7E
IMC 009360          EAGLE #108                  276427                                                 27        T28N          R7E
IMC 011113          GOLDEN EAGLE #5             257336                                                 27        T28N          R7E
IMC 011114          GOLDEN EAGLE #6             257337                                                 27        T28N          R7E
IMC 011116          GOLDEN EAGLE #8             257339                                                 28        T28N          R7E
IMC 011117          GOLDEN EAGLE #9             257340                                                 27        T28N          R7E
IMC 011118          GOLDEN EAGLE #10            257341                                                 27        T28N          R7E
IMC 011119          GOLDEN EAGLE #11            257342                                                 34        T28N          R7E
IMC 011120          GOLDEN EAGLE #12            257745                                                 27        T28N          R7E
IMC 011121          GOLDEN EAGLE #13            257746                                                 27        T28N          R7E
IMC 011122          GOLDEN EAGLE #14            258953                                                 27        T28N          R7E
IMC 011123          GOLDEN EAGLE #15            258687                                                 34        T28N          R7E
IMC 011124          GOLDEN EAGLE #16            258588                                                 34        T28N          R7E
IMC 011125          GOLDEN EAGLE #17            259068                                                 27        T28N          R7E
IMC 011126          GOLDEN EAGLE #20F           263226                                                 27        T28N          R7E
IMC 011127          GOLDEN EAGLE #21F           263227                                                 27        T28N          R7E
IMC 011128          GOLDEN EAGLE #22F           263228                                                 27        T28N          R7E
IMC 011129          GOLDEN EAGLE #23            263229                                                 27        T28N          R7E
IMC 011130          GOLDEN EAGLE #24            263230                                                 27        T28N          R7E
IMC 011131          GOLDEN EAGLE #25            263231                                                 27        T28N          R7E
IMC 011132          GOLDEN EAGLE #26            263232                                                 27        T28N          R7E
IMC 011133          GOLDEN EAGLE #27            263233                                                 27        T28N          R7E
IMC 011134          EAGLE #1                    257739                                                 33        T28N          R7E
IMC 011135          EAGLE #2                    257740                                                 33        T28N          R7E
IMC 011136          EAGLE #3                    257741                                                 33        T28N          R7E
IMC 011137          EAGLE #4                    257742                                                 33        T28N          R7E
IMC 011138          EAGLE #5                    257754                                                 33        T28N          R7E
IMC 011139          EAGLE #6                    259069                                                 34        T28N          R7E
IMC 011140          EAGLE #7                    257878                                                 34        T28N          R7E
IMC 011142          EAGLE #9                    258690                                                 33        T28N          R7E
IMC 011143          EAGLE #10                   258691                                                 33        T28N          R7E
IMC 011145          EAGLE #12                   258693                                                 33        T28N          R7E
IMC 011146          EAGLE #13                   259694                                                 33        T28N          R7E
IMC 011148          EAGLE #15                   258696                                                 33        T28N          R7E
IMC 011149          EAGLE #16                   258697                                                 33        T28N          R7E
IMC 011151          EAGLE #18                   258699                                                 33        T28N          R7E
IMC 011152          EAGLE #19                   258700                                                 33        T28N          R7E
IMC 011154          EAGLE #21                   258702                                                 33        T28N          R7E
IMC 011155          EAGLE #22                   258703                                                 33        T28N          R7E



                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 3 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                    Book         Page           Book           Page       Sec       Twshp       Rnge
------------        ----------                    ----         ----           ----           ----       ---       -----       ----
IMC 011156          EAGLE #23                    259577                                                33         T28N         R7E
IMC 011157          EAGLE #24                    259578                                                33         T28N         R7E
IMC 011158          EAGLE #25                    256955                                                34         T28N         R7E
IMC 011159          EAGLE #26                    258956                                                34         T28N         R7E
IMC 011160          EAGLE #27                    258957                                                33         T28N         R7E
IMC 011161          EAGLE #28                    259963                                                26         T28N         R7E
IMC 011162          EAGLE #29                    259964                                                26         T28N         R7E
IMC 011163          EAGLE #31                    261025                                                34         T28N         R7E
IMC 011164          EAGLE #34                    261028                                                3          T27N         R7E
IMC 011165          EAGLE #35                    261149                                                34         T28N         R7E
IMC 011166          EAGLE #36                    261150                                                34         T28N         R7E
IMC 011167          EAGLE #37                    261151                                                34         T28N         R7E
IMC 011168          EAGLE #38                    261152                                                3          T27N         R7E
IMC 011169          EAGLE #41                    261360                                                2          T27N         R7E
IMC 011170          EAGLE #42                    261361                                                2          T27N         R7E
IMC 011171          EAGLE #43                    261362                                                2          T27N         R7E
IMC 011172          EAGLE #44                    261363                                                35         T28N         R7E
IMC 011173          EAGLE #45                    261364                                                35         T28N         R7E
IMC 011174          EAGLE #46                    261365                                                35         T28N         R7E
IMC 011175          EAGLE #47                    261366                                                35         T28N         R7E
IMC 011176          EAGLE #48                    262505                                                34         T28N         R7E
IMC 011177          EAGLE #49                    262506                                                34         T28N         R7E
IMC 011178          EAGLE #50                    262507                                                3          T27N         R7E
IMC 011179          EAGLE #51                    262508                                                3          T27N         R7E
IMC 011180          EAGLE #52                    264269                                                34         T28N         R7E
IMC 011659          EAGLE #53                    264548                                                34         T28N         R7E
IMC 013965          GOLDEN EAGLE #19X            279162                                                27         T28N         R7E
IMC 029189          THIS IS IT PLACER            192179                                                27         T28N         R7E
IMC 044037          EAGLE #109                   281781                                                2          T27N         R7E
IMC 044038          EAGLE #110                   281782                                                2          T27N         R7E
IMC 044039          EAGLE #111                   281783                                                2          T27N         R7E
IMC 044040          EAGLE #112                   281784                                                2          T27N         R7E
IMC 044041          EAGLE #113                   281785                                                2          T27N         R7E
IMC 044042          EAGLE #114                   281786                                                3          T27N         R7E
IMC 044043          EAGLE #115                   281787                                                2          T27N         R7E
IMC 044044          EAGLE #116                   281788                                                2          T27N         R7E
IMC 044045          EAGLE #117                   281789                                                2          T27N         R7E
IMC 044046          EAGLE #118                   281790                                                3          T27N         R7E
IMC 044047          EAGLE #119                   281791                                                2          T27N         R7E
IMC 044048          EAGLE #119A                  281792                                                2          T27N         R7E
IMC 044049          EAGLE #120                   281793                                                2          T27N         R7E
IMC 044050          EAGLE #121                   281794                                                2          T27N         R7E
IMC 044051          EAGLE #122                   281795                                                2          T27N         R7E
IMC 044052          EAGLE #123                   281796                                                2          T27N         R7E
IMC 044053          EAGLE #124                   281797                                                2          T27N         R7E
IMC 044954          EAGLE #125                   281798                                                3          T27N         R7E
IMC 044055          EAGLE #126                   281799                                                3          T27N         R7E
IMC 044056          EAGLE #127                   281800                                                2          T28N         R7E
IMC 044057          EAGLE #128                   281801                                                2          T27N         R7E
IMC 044058          EAGLE #129                   281802                                                2          T27N         R7E
IMC 044059          EAGLE #130                   281803                                                2          T27N         R7E
IMC 095654          EAGLE #131                   313996                                                35         T28N         R7E
IMC 095655          EAGLE #132                   313997                                                35         T28N         R7E



                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 4 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                    Original Recording          Amendment Recording       Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp     Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----     ----
IMC 095657          EAGLE #134                      313999                                               35       T28N         R7E
IMC 095658          EAGLE #135                      314000                                               35       T28N         R7E
IMC 095659          EAGLE #136                      314001                                               35       T28N         R7E
IMC 095660          EAGLE #137                      314002                                               26       T28N         R7E
IMC 095661          EAGLE #138                      314003                                               26       T28N         R7E
IMC 095662          EAGLE #139                      314004                                               26       T28N         R7E
IMC 095663          EAGLE #140                      314005                                               26       T28N         R7E
IMC 095664          EAGLE #141                      314006                                               26       T28N         R7E
IMC 095665          EAGLE #142                      314007                                               26       T28N         R7E
IMC 095666          EAGLE #143                      314008                                               26       T28N         R7E
IMC 095667          EAGLE #144                      314009                                               26       T28N         R7E
IMC 095668          EAGLE #145                      314010                                               27       T28N         R7E
IMC 095669          EAGLE #146                      314011                                               27       T28N         R7E
IMC 095670          EAGLE #147                      314012                                               27       T28N         R7E
IMC 095671          EAGLE #148                      314013                                               27       T28N         R7E
IMC 095672          EAGLE #149                      314014                                               27       T28N         R7E
IMC 095673          EAGLE #150                      314015                                               27       T28N         R7E
IMC 095674          EAGLE #151                      314016                                               27       T28N         R7E
IMC 095675          EAGLE #151                      314017                                               28       T28N         R7E
IMC 095676          EAGLE #153                      314018                                               27       T28N         R7E
IMC 095677          EAGLE #154                      314019                                               28       T28N         R7E
IMC 095678          EAGLE #155                      313995                                               28       T28N         R7E
IMC 095679          EAGLE #156                      314020                                               28       T28N         R7E
IMC 095680          EAGLE #157                      314021                                               28       T28N         R7E
IMC 101736          EAGLE #178                      317838                                               28       T28N         R7E
IMC 101740          EAGLE #182                      317842                                               2        T27N         R7E
IMC 101743          EAGLE #185                      317845                                               2        T27N         R7E
IMC 123246          LOST WHEELBARROW #1             336122                                               7        T27N         R8E
IMC 123247          LOST WHEELBARROW #2             336123                                               7        T27N         R8E
IMC 123248          LOST WHEELBARROW #3             336124                                               6        T27N         R8E
IMC 175109          PETSITE #1                      379469                                               12       T27N         R7E
IMC 175110          PETSITE #2                      379470                                               12       T27N         R7E
IMC 175111          PETSITE #3                      379471                                               12       T27N         R7E
IMC 175112          PETSITE #4                      379472                                               12       T27N         R7E
IMC 175113          PETSITE #5                      379473                                               12       T27N         R7E
IMC 175114          PETSITE #6                      379474                                               12       T27N         R7E
IMC 175115          PETITE FRACTION                 379478                                               12       T27N         R7E
IMC 175116          TORONTO #1                      379475                                               12       T27N         R7E
IMC 175117          SIDE HILL GOUGER                379476                                               12       T27N         R7E
IMC 175118          VILLA MARIAA                    379477                                               12       T27N         R7E
IMC 175119          GOLDEN EAGLE                    379479                                               34       T28N         R7E
IMC 175120          GOLDEN EAGLE #2                 379480                                               34       T28N         R7E
IMC 175121          GOLDEN EAGLE #3                 379481                                               27       T28N         R7E
IMC 175122          GOLDEN EAGLE #4                 379482                                               27       T28N         R7E
IMC 175123          GOLDEN EAGLE #7                 379483                                               27       T28N         R7E
IMC 175124          GOLDEN EAGLE #18                379489                                               27       T28N         R7E
IMC 175125          GOLDEN EAGLE #21F               379490                                               27       T28N         R7E
IMC 175126          GOLDEN EAGLE #22F               379491                                               27       T28N         R7E
IMC 175127          EAGLE #30                       379498                                               3        T27N         R7E
IMC 175128          EAGLE #32                       379499                                               3        T27N         R7E
IMC 175129          EAGLE #34                       379500                                               3        T27N         R7E
IMC 175130          EAGLE #39                       379501                                               3        T27N         R7E
IMC 175131          EAGLE #40                       379502                                               3        T27N         R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 5 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                    Original Recording         Amendment Recording          Map Location Reference
                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp     Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----     ----
IMC 175132          EAGLE #4`                       379503                                               2        T27N         R7E
IMC 175133          EAGLE #42                       379504                                               2        T27N         R7E
IMC 175134          EAGLE #54                       379505                                               3        T27N         R7E
IMC 175135          EAGLE #63                       379506                                               33       T28N         R7E
IMC 175136          EAGLE #75                       379507                                               3        T27N         R7E
IMC 175137          EAGLE #133                      379508                                               2        T27N         R7E
IMC 175152          THIS IS IT PLACER               379497                                               27       T28N         R7E
IMC 177154          PT 1                            384163                                               12       T27N         R7E
IMC 177155          PT 2                            374164                                               12       T27N         R7E
IMC 177156          PT 3                            384165                                               12       T27N         R7E
IMC 177157          PT 4                            384166                                               12       T27N         R7E
IMC 177158          PT 5                            384167                                               1        T27N         R7E
IMC 177159          PT 6                            384168                                               1        T27N         R7E
IMC 177160          PT 7                            384169                                               1        T27N         R7E
IMC 177161          PT 8                            384170                                               1        T27N         R7E
IMC 177162          PT 9                            384171                                               1        T27N         R7E
IMC 177163          PT 10                           384172                                               1        T27N         R7E
IMC 177164          PT 11                           384173                                               1        T27N         R7E
IMC 177165          PT 12                           384174                                               1        T27N         R7E
IMC 177167          PT 14                           384176                    388287                     7        T27N         R7E
IMC 177168          PT 15                           384177                    388288                     13       T27N         R7E
IMC 177169          PT 16                           384178                    388289                     13       T27N         R7E
IMC 177170          PT 17                           384179                    388290                     13       T27N         R7E
IMC 177171          PT 18                           384180                    388291                     13       T27N         R7E
IMC 177172          PT 19                           384181                                               13       T27N         R7E
IMC 177173          PT 20                           384182                                               13       T27N         R7E
IMC 188184          PT 21                           384183                                               13       T27N         R7E
IMC 177175          PT 22                           384184                                               13       T27N         R7E
IMC 177176          PT 23                           384185                                               13       T27N         R7E
IMC 177177          PT 24                           384186                                               13       T27N         R7E
IMC 177178          PT 25                           384187                                               13       T27N         R7E
IMC 177179          PT 26                           384188                                               13       T27N         R7E
IMC 177180          PT 27                           384189                                               13       T27N         R7E
IMC 177181          PT 28                           384190                                               13       T27N         R7E
IMC 177182          PT 29                           384191                                               13       T27N         R7E
IMC 177183          PT 30                           384192                                               13       T27N         R7E
IMC 177184          PT 31                           384193                                               13       T27N         R7E
IMC 177185          PT 32                           384194                                               13       T27N         R7E
IMC 177186          PT 33                           384195                                               24       T27N         R7E
IMC 177187          PT 34                           384196                                               24       T27N         R7E
IMC 177188          PT 35                           384197                                               24       T27N         R7E
IMC 177189          PT 36                           384198                                               24       T27N         R7E
IMC 177190          PT 37                           384199                                               24       T27N         R7E
IMC 177191          PT 38                           384200                                               24       T27N         R7E
IMC 177192          PT 39                           384201                                               24       T27N         R7E
IMC 177193          PT 40                           384202                                               18       T27N         R8E
IMC 177194          PT 41                           384203                                               18       T27N         R8E
IMC 177195          PT 42                           384204                                               18       T27N         R8E
IMC 177196          PT 43                           384205                                               18       T27N         R8E
IMC 177197          PT 44                           384206                                               18       T27N         R8E
IMC 177198          PT 45                           384207                                               18       T27N         R8E
IMC 177199          PT 46                           384208                                               18       T27N         R8E
IMC 177200          PT 47                           384209                                               18       T27N         R8E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 6 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                 Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book           Page     Sec      Twshp       Rnge
------------        ----------                       ----         ----           ----           ----     ---      -----       ----
IMC 177201          PT 48                           384210                                               18       T27N         R8E
IMC 177202          PT 49                           384211                                               18       T27N         R8E
IMC 177204          PT 51                           384212                                               18       T27N         R8E
IMC 177204          PT 51                           384213                                               18       T27N         R8E
IMC 177205          PT 52                           384214                                               18       T27N         R8E
IMC 177206          PT 53                           384215                                               18       T27N         R8E
IMC 177207          PT 54                           384216                                               18       T27N         R8E
IMC 177208          PT 55                           384217                                               19       T27N         R8E
IMC 177209          PT 56                           384218                                               19       T27N         R8E
IMC 177210          PT 57                           384219                                               19       T27N         R8E
IMC 177211          PT 58                           384220                                               19       T27N         R8E
IMC 177212          PT 59                           384221                                               19       T27N         R8E
IMC 177213          PT 60                           384222                                               19       T27N         R8E
IMC 177214          PT 61                           384223                                               19       T27N         R8E
IMC 177215          PT 62                           384224                                               19       T27N         R8E
IMC 177216          PT 63                           384225                                               19       T27N         R8E
IMC 177217          PT 64                           384226                                               19       T27N         R8E
IMC 177218          PT 65                           384227                                               12       T27N         R7E
IMC 177219          PT 66                           384228                                               12       T27N         R7E
IMC 177220          PT 67                           384229                                               12       T27N         R7E
IMC 177519          PT 68                           385924                                               11       T27N         R7E
IMC 177520          PT 69                           385925                                               11       T27N         R7E
IMC 177521          PT 70                           385926                                               11       T27N         R7E
IMC 177522          PT 71                           385927                    388292                     11       T27N         R7E
IMC 177523          PT 72                           385928                    388293                     11       T27N         R7E
IMC 177524          PT 73                           385929                                               11       T27N         R7E
IMC 177525          PT 74                           385930                    388294                     12       T27N         R7E
IMC 177526          PT 75                           385931                                               11       T27N         R7E
IMC 177527          PT 76                           385932                    388295                     12       T27N         R7E
IMC 177528          PT 77                           385933                                               11       T27N         R7E
IMC 177529          PT 78                           385934                    388296                     12       T27N         R7E
IMC 177530          PT 79                           385935                                               11       T27N         R7E
IMC 177531          PT 80                           385936                    388297                     12       T27N         R7E
IMC 177532          PT 81                           385937                                               13       T27N         R7E
IMC 177533          PT 82                           385938                    388298                     13       T27N         R7E
IMC 177534          PT 83                           385939                                               13       T27N         R7E
IMC 177535          PT 84                           385940                    388299                     13       T27N         R7E
IMC 177536          PT 85                           385941                                               13       T27N         R7E
IMC 177537          PT 86                           385942                                               13       T27N         R7E
IMC 177538          PT 87                           385943                                               13       T27N         R7E
IMC 177539          PT 88                           385944                                               13       T27N         R7E
IMC 177540          PT 89                           385945                                               13       T27N         R7E
IMC 177541          PT 90                           385946                                               13       T27N         R7E
IMC 177542          PT 91                           385947                                               13       T27N         R7E
IMC 177543          PT 92                           385948                                               13       T27N         R7E
IMC 177544          PT 93                           385949                                               13       T27N         R7E
IMC 177545          PT 94                           385950                                               13       T27N         R7E
IMC 177546          PT 95                           385951                                               13       T27N         R7E
IMC 177547          PT 96                           385952                                               13       T27N         R7E
IMC 177548          PT 97                           385953                    388300                     13       T27N         R7E
IMC 177549          PT 98                           385954                                               13       T27N         R7E
IMC 177550          PT 99                           385955                                               13       T27N         R7E
IMC 177551          PT 100                          385956                                               13       T27N         R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 7 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A


                                                   Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                      Book         Page           Book         Page       Sec       Twshp       Rnge
------------        ----------                      ----         ----           ----         ----       ---       -----       ----
IMC 177552          PT 101                          389957                                               13       T27N         R7E
IMC 177553          PT 102                          385958                                               13       T27N         R7E
IMC 177554          PT 103                          385959                                               13       T27N         R7E
IMC 177555          PT 104                          385960                                               2        T27N         R7E
IMC 177556          PT 105                          385961                                               2        T27N         R7E
IMC 177557          PT 106                          385962                                               2        T27N         R7E
IMC 177558          PT 107                          385963                                               2        T27N         R7E
IMC 177559          PT 108                          385964                                               2        T27N         R7E
IMC 177560          PT 109                          385965                                               12       T27N         R7E
IMC 177561          PT 110                          385966                                               1        T27N         R7E
IMC 177562          PT 111                          385967                                               1        T27N         R7E
IMC 178013          BOX OF RAIN 1                   388912                                               1        T27N         R7E
IMC 178014          BOX OF RAIN 2                   388913                                               2        T27N         R7E
                                                                                                         1        T27N         R7E
IMC 178015          BOX OF RAIN 3                   388914                                               35       T28N         R7E
                                                                                                         2        T27N         R7E
                                                                                                         1        T27N         R7E
IMC 178016          BOX OF RAIN 4                   388915                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178017          BOX OF RAIN 5                   388916                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178018          BOX OF RAIN 6                   388917                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178019          BOX OF RAIN 7                   388918                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178020          BOX OF RAIN 8                   388919                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178021          BOX OF RAIN                     388920                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178022          BOX OF RAIN 10                  388921                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 178023          BOX OF RAIN 11                  388922                                               35       T28N         R7E
IMC 178024          BOX OF RAIN 12                  388923                                               35       T28N         R7E
IMC 178025          BOX OF RAIN 13                  388924                                               35       T28N         R7E
IMC 178026          BOX OF RAIN 14                  388925                                               35       T28N         R7E
IMC 178027          BOX OF RAIN 15                  388926                                               35       T28N         R7E
IMC 178028          BOX OF RAIN 16                  388927                                               35       T28N         R7E
IMC 178029          BOX OF RAIN 17                  388928                                               35       T28N         R7E
IMC 178030          BOX OF RAIN 18                  388929                                               35       T28N         R7E
                                                                                                         2        T27N         R7E
IMC 178031          BOX OF RAIN 19                  388930                                               2        T27N         R7E
IMC 178032          BOX OF RAIN 20                  388931                                               2        T27N         R7E
IMC 178033          BOX OF RAIN 21                  388932                                               35       T28N         R7E
                                                                                                         2        T27N         R7E
IMC 178034          BOX OF RAIN 22                  388933                                               35       T28N         R7E
IMC 178035          BOX OF RAIN 23                  388934                                               35       T28N         R7E
IMC 178036          BOX OF RAIN 24                  388935                                               35       T28N         R7E
IMC 178037          BOX OF RAIN 25                  388936                                               35       T28N         R7E
IMC 178038          BOX OF RAIN 26                  388937                                               35       T28N         R7E
IMC 178039          BOX OF RAIN 27                  388938                                               35       T28N         R7E
IMC 178040          BOX OF RAIN 28                  388939                                               35       T28N         R7E
                                                                                                         2        T27N         R7E
IMC 178041          BOX OF RAIN 29                  388940                                               2        T27N         R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 8 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                     Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp       Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----       ----

IMC 178042          PT 112                          388874                                               12       T27N         R7E
IMC 178043          PT 113                          388875                                               12       T27N         R7E
IMC 178044          PT 114                          388876                                               12       T27N         R7E
IMC 178045          PT 115                          388877                                               12       T27N         R7E
IMC 178046          PT 116                          388878                                               12       T27N         R7E
IMC 178047          PT 117                          388879                                               12       T27N         R7E
IMC 178048          PT 118                          388880                                               12       T27N         R7E
IMC 178049          PT 119                          388881                                               12       T27N         R7E
IMC 178050          PT 120                          388882                                               12       T27N         R7E
IMC 178051          PT 121                          388883                                               12       T27N         R7E
IMC 178052          PT 122                          388884                                               12       T27N         R7E
IMC 178053          PT 123                          388885                                               13       T27N         R7E
                                                                                                         12       T27N         R7E
IMC 178054          PT 124                          388886                                               13       T27N         R7E
IMC 178055          PT 125                          388887                                               12       T27N         R7E
IMC 178056          PT 126                          388888                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178057          PT 127                          388889                                               12       T27N         R7E
IMC 178058          PT 128                          388890                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178059          PT 129                          388891                                               12       T27N         R7E
IMC 178060          PT 130                          388892                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178061          PT 131                          388893                                               12       T27N         R7E
IMC 178062          PT 132                          388894                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178063          PT 133                          388895                                               12       T27N         R7E
IMC 178064          PT 134                          388896                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178065          PT 135                          388897                                               12       T27N         R7E
IMC 178066          PT 136                          388898                                               12       T27N         R7E
                                                                                                         7        T27N         R8E
IMC 178067          PT 137                          388899                                               12       T27N         R7E
IMC 178068          PT 138                          388900                                               13       T27N         R7E
                                                                                                         12       T27N         R7E
IMC 178069          PT 139                          388901                                               13       T27N         R7E
IMC 178070          PT 140                          388902                                               7        T27N         R8E
IMC 178071          PT 141                          388903                                               7        T27N         R8E
IMC 178072          PT 142                          388904                                               7        T27N         R8E
IMC 178073          PT 143                          388905                                               7        T27N         R8E
IMC 178074          PT 144                          388906                                               7        T27N         R8E
IMC 178075          PT 145                          388907                                               7        T27N         R8E
IMC 178076          PT 146                          388908                                               7        T27N         R8E
IMC 178077          PT 147                          388909                                               7        T27N         R8E
IMC 178078          PT 148                          388910                                               18       T27N         R8E
IMC 178079          PT 149                          388911                                               1        T27N         R7E
IMC 179302          PT 150                          393865                                               24       T27N         R7E
IMC 179303          PT 151                          393866                                               24       T27N         R7E
IMC 179304          PT 152                          393867                                               24       T27N         R7E
IMC 179305          PT 153                          393868                                               24       T27N         R7E
IMC 179306          PT 154                          393869                                               24       T27N         R7E
IMC 179307          PT 155                          393870                                               24       T27N         R7E
IMC 179308          PT 156                          393871                                               24       T27N         R7E




                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                       Page 9 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                     Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp       Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----       ----

IMC 179309          PT 157                          393872                                               24       T27N         R7E
IMC 179310          PT 158                          393873                                               24       T27N         R7E
IMC 179311          PT 159                          383874                                               25       T27N         R7E
                                                                                                         24       T27N         R7E
IMC 179312          PT 160                          393875                                               25       T27N         R7E
                                                                                                         24       T27N         R7E
IMC 179313          PT 161                          393876                                               25       T27N         R7E
IMC 179314          PT 162                          383977                                               25       T27N         R7E
IMC 170315          PT 163                          393878                                               25       T27N         R7E
IMC 179316          PT 164                          393879                                               25       T27N         R7E
IMC 179317          PT 165                          393880                                               24       T27N         R8E
                                                                                                         29       T27N         R7E
IMC 179318          PT 166                          393881                                               24       T27N         R7E
                                                                                                         19       T27N         R8E
IMC 179319          PT 167                          393882                                               19       T27N         R8E
IMC 179320          PT 168                          393883                                               24       T27N         R7E
                                                                                                         19       T27N         R8E
IMC 179321          PT 169                          393884                                               19       T27N         R8E
IMC 179322          PT 170                          393885                                               30       T27N         R8E
                                                                                                         25       T27N         R7E
                                                                                                         24       T27N         R7E
                                                                                                         19       T27N         R8E
IMC 179323          PT 171                          393886                                               30       T27N         R8E
                                                                                                         19       T27N         R8E
IMC 179324          PT 172                          393887                                               30       T27N         R8E
                                                                                                         25       T27N         R7E
IMC 179325          PT 173                          393888                                               30       T27N         R7E
                                                                                                         25       T27N         R7E
IMC 179326          PT 174                          393889                                               24       T27N         R7E
IMC 179327          LARRY                           393890                                               1        T27N         R7E
IMC 179328          MOE                             393891                                               1        T27N         R7E
IMC 179329          SHEMP                           393892                                               1        T27N         R7E
IMC 179330          CURLY                           393893                                               1        T27N         R7E
IMC 179334          PT 175                          393989                                               24       T27N         R7E
IMC 179972          BOX OF RAIN 30                  396344                                               1        T27N         R7E
IMC 179973          BOX OF RAIN 31                  396345                                               36       T28N         R7E
IMC 179974          BOX OF RAIN 32                  395346                                               3        T27N         R7E
                                                                                                         2        T27N         R7E
IMC 179975          BOX OF RAIN 33                  396347                                               2        T27N         R7E
IMC 179976          BOX OF RAIN 34                  396348                                               2        T27N         R7E
IMC 179977          BOX OF RAIN 35                  396349                                               35       T28N         R7E
IMC 179978          BOX OF RAIN 36                  396350                                               35       T28N         R7E
IMC 179979          BOX OF RAIN 37                  396351                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 179980          BOX OF RAIN 38                  396352                                               35       T28N         R7E
IMC 179981          BOX OF RAIN 39                  396353                                               36       T28N         R7E
                                                                                                         35       T28N         R7E
IMC 179982          PT 176                          396255                                               1        T27N         R7E
IMC 179983          PT 177                          396256                                               1        T27N         R7E
IMC 179984          PT 178                          396257                                               1        T27N         R7E
IMC 179985          PT 179                          396258                                               1        T27N         R7E
IMC 179986          PT 180                          396259                                               1        T27N         R7E
IMC 179987          PT 181                          396260                                               1        T27N         R7E



                                                                                                    Date 11/07/1997
                                                                                                     Time: 10:07:39
                                                                                                      Page 10 of 10
                                                                                        County: IDAHO, State: IDAHO
                                                     EXHIBIT A

                                                     Original Recording          Amendment Recording         Map Location Reference
BLM SERIAL #        Claim Name                       Book         Page           Book         Page       Sec       Twshp       Rnge
------------        ----------                       ----         ----           ----         ----       ---       -----       ----
IMC 179988          PT 182                          396261                                               1        T27N         R7E
IMC 179989          PT 183                          396262                                               1        T27N         R7E
IMC 179990          PT 184                          396263                                               1        T27N         R7E
IMC 179991          PT 185                          396264                                               1        T27N         R7E
IMC 179992          PT 186                          396265                                               1        T27N         R7E
IMC 179993          PT 187                          396266                                               36       T28N         R7E
                                                                                                         1        T27N         R7E
IMC 179994          PT 188                          396267                                               36       T28N         R7E
IMC 179995          PT 189                          396268                                               36       T28N         R7E
IMC 179996          PT 190                          396269                                               36       T28N         R7E
IMC 179997          PT 191                          396270                                               36       T28N         R7E
IMC 179998          PT 192                          396271                                               36       T28N         R7E
IMC 179999          PT 193                          396272                                               36       T28N         R7E
IMC 180000          PT 194                          396273                                               36       T28N         R7E
IMC 180001          PT 195                          396274                                               36       T28N         R7E
IMC 180002          PT 196                          396275                                               36       T28N         R7E
IMC 180003          PT 197                          396276                                               36       T28N         R7E
IMC 180004          PT 198                          396277                                               36       T28N         R7E
IMC 180005          PT 199                          396278                                               36       T28N         R7E
IMC 180006          PT 200                          396279                                               36       T28N         R7E
IMC 180007          PT 201                          396280                                               36       T28N         R7E
IMC 180008          PT 202                          396281                                               36       T28N         R7E
IMC 180009          PT 203                          396282                                               36       T28N         R7E
IMC 180010          PT 204                          396283                                               36       T28N         R7E
IMC 180011          PT 205                          396284                                               36       T28N         R7E
IMC 180012          PT 206                          396285                                               36       T28N         R7E


Total Number of Claims: 467

                                    EXHIBIT 5

                             TO SETTLEMENT AGREEMENT
                                   PARAGRAPH 8



                  List of claims subject to operating agreement

04/29/98

LIST OF CLAIMS SEPARATED INTO BLOCKS FOR
ANNUAL WORK COMMITTMENT
__________IMD SETTLEMENT AGREEMENT
File:  claimlist.wb3


BLOCK 1
L. Brown Bear
SnowStorm
Pegmatite
New Pegmatite




         A DETAILED LIST OF THE CLAIMS WITHIN THESE BLOCKS,
         INCLUDING IMC NUMBERS, WILL BE PROVIDED

04/29/98

LIST OF CLAIMS SEPARATED INTO BLOCKS FOR
ANNUAL WORK COMMITTMENT
__________IMD SETTLEMENT AGREEMENT
File:  claimlist.wb3


BLOCK 2
Buster Extension
Coeur d'Alene
Sultan
Tonapah
Union D




         A DETAILED LIST OF THE CLAIMS WITHIN THESE BLOCKS,
         INCLUDING IMC NUMBERS, WILL BE PROVIDED

04/29/98

LIST OF CLAIMS SEPARATED INTO BLOCKS FOR
ANNUAL WORK COMMITTMENT
__________IMD SETTLEMENT AGREEMENT
File:  claimlist.wb3


BLOCK 3
L. Mellard
S/S Ellie
S/S Ophir




         A DETAILED LIST OF THE CLAIMS WITHIN THESE BLOCKS,
         INCLUDING IMC NUMBERS, WILL BE PROVIDED

04/29/98

LIST OF CLAIMS SEPARATED INTO BLOCKS FOR
ANNUAL WORK COMMITTMENT
__________IMD SETTLEMENT AGREEMENT
File:  claimlist.wb3


BLOCK 4
Cuddy Copper
IXL
New IXL




         A DETAILED LIST OF THE CLAIMS WITHIN THESE BLOCKS,
         INCLUDING IMC NUMBERS, WILL BE PROVIDED

                             EXHIBITS 6, 7, 8, and 9

                             TO SETTLEMENT AGREEMENT
                                   PARAGRAPHS


                          Joint Development agreements

                           JOINT DEVELOPMENT AGREEMENT


     This  agreement  made and  entered  into this 29th day of April 1998 by and
between  Silver  Crystal,   hereafter  S.C.,  and  Idaho   Consolidated   Metals
Corporation, hereinafter ICMC.

     Whereas, the parties to this joint development agreement are or intend to be co-owners of the mining properties (a list of which is attached hereto and made a part hereof as Exhibit A).

     Whereas, the properties have been co-owned in the past and the intent of this agreement is to establish the parties' respective fights and responsibilities for future orderly exploration and development of any potential mineable ore reserves on the various properties.

     Whereas, ICMC shall be the operator of the joint development of the properties with responsibilities standard to the mining industry including without limitations those found in that certain lease between the parties on the Golden Eagle Property entered into on April 29, 1998.

     Therefore, this agreement witnesseth that in consideration of the promises and of the mutual covenants, conditions, representations and warranties herein set out, the parties hereto agree as follows:

Title. Title has been maintained on the properties to the best of S.C.'s ability in accordance with past agreements between the parties.

     1.   Neither party represents title warranties to the other.

     2. A procedure utilizing a statutory title preservation procedure known as the "Small Miners Exemption" has been used to protect title to several of the properties. Both parties are fully aware of the procedure. and its implications to clear property title for future exploration and development.

     3. S.C. agrees to provide quitclaim deed to all "Small Miner's Exemption" properties from the exempt holder thereof reflected in Exhibit A attached.

          a.) S.C. agrees to assist ICMC with whatever steps are necessary to get title into a marketable condition if possible cost to be borne by ICMC.

     4. ICMC, as operator, agrees to record deeds, relocate claims and/or generally take whatever action is necessary to get or keep title in a marketable condition costs to be borne by ICMC.


JOINT DEVELOPMENT AGREEMENT - 1

     5. Neither party represents to the other title can be maintained without further action of documentation and some property may be lost. The parties agree and hereby hold harmless each other for property lost due to conditions beyond the party's control

Ownership:

     1. S.C. owns a undivided 50% (5/10) of the mining claims subject to this agreement. A list of which is Exhibit A attached hereto and made a part hereof by reference. in the event of an inadvertent document failure this clause is controlling.

     2. ICMC shall own an undivided 50% (5/10) of the mining claims subject to this agreement. In the event of an inadvertent document failure this clause is controlling.

Powers, Duties, and Obligations.

     1. ICMC shall take whatever action is necessary concerning title promptly and at ICMC's expenses. The obligation and responsibility to use good faith in pursing marketable title shall be the obligation and responsibility of ICMC.

     2. Evaluation of all geological data on the properties shall commence immediately under the direction and at the sole expense of ICMC for the purpose of establishing a sound two year evaluation and exploration program and for the purpose of determining the merit of each property. S.C. agrees to provide copies of all documents containing geological data in its possession to ICMC. All copying costs to be paid by ICMC.

     3. ICMC shall have the power to make decisions as to whether a property has merit and whether it should be "dropped" or maintained.

               (A.) In the event a property is scheduled to be "dropped" it is the obligation of ICMC to give S.C. 30 day notice prior to notice of abandonment to the Bureau of Land Management (BLM). S.C. may elect to keep the entire property at its own expense.

                    (1) ICMC agrees to provide or sign any documents required upon said election by S.C. in order to transfer the interest of ICMC to S.C..

     4. ICMC shall be responsible for all reclamation, remediation and bonding costs associated with operations on the claims.


JOINT DEVELOPMENT AGREEMENT - 2

Expenditure, Fees, and Maintenance.

     1. ICMC as "operator" shall be required to pay all Fees and Maintenance requirements and other costs to keep the properties in good standing with both the State of Idaho and the BLM. ICMC shall be required to pay all reclamation, remediation and bonding costs associated with operations on the claims.

     2. ICMC shall be required to do $37,500 worth of exploration work on this block of properties In year one (September 1, 1998 to September 1, 1999) of the agreement.

          A.) ICMC shall be required to do $75,000 worth of exploration work in year two (September 1, 1999 and September 1, 2000) and each year thereafter to maintain this agreement in good standing.

          3. ICMC shall record an annual report of expenditures and progress of all work on these properties. S.C. shall at all reasonable times have the night to admit and inspection of all work on these properties. S.C. shall at all reasonable times have the night to admit and inspection of a work on site.

          4. In the event ICMC fails to meet these work commitments S.C. at their election may require ICMC to quitclaim deed their interest to S.C. or other party at S.C.'s request.

          5. The parties are familiar with the "Force Majeure" concept as described in the Golden Eagle Mining Lease and it shall apply to this agreement.

Option for Participation or Dilution of Interest Upon Production

          In the event ICMC shall make a bona fide election to take the properties into production the following rights and obligations shall apply.

          1. ICMC shall give notice of its decision to take the property into production.

          2. Therefore S.C. shall have the fight to elect within 60 days of receipt of the notice of decision to participate in production.

          3. In the event S.C. elects to participate in production ICMC shall advance 50% of the pre-production costs as a loan to S.C. to be repaid by S.C. from profits from actual production together with interest at the rate of prime rate +2% as published in The Wall Street Journal per annum until S.C.'s 50% share of pre-production cost is paid in full. Pre-production costs commence upon the delineation of an inferred resource as defined by the Canadian Mining and Metallurgy Ad Hoc Committee Report of September, 1996. in the event profit from production is inadequate to repay S.C. share of pre-production cost, the obligation of S.C. to pay pre-production cost is forgiven.


JOINT DEVELOPMENT AGREEMENT - 3

          4. In the event S.C. does not elect to participate in production, ICMC shall have the right to proceed to production and S.C.'s ownership percentage shall decrease to 5% net smelter return. This provision shall not be interpreted to reduce or diminish the work requirements of ICMC herein.

First Right of Refusal.

          1. Each party shall have a standard first right of refusal in the event the other shall chose to alienate their interest.

Exploration Year. The parties recognize exploration and development is seasonal. For the purpose of this agreement the "exploration year" shall be September 1 to September 1 commencing September 1, 1998

Arbitration. Any conflicts that arise under this agreement shall be submitted to arbitration. The parties agree the arbitration shall be by the rules established by the American Arbitration Association.

Notices.  By Registered Mail.

          Idaho Consolidated Metal Corporation
          P O Box 1124
          Lewiston, ID 38501

          Idaho Mining and Development
          Route 1, Box 119
          Cottonwood, ID 83522

     THE PARTIES AGREE THIS DOCUMENT MIGHT BE SUBJECT TO VANCOUVER STOCK EXCHANGE APPROVAL.



JOINT DEVELOPMENT AGREEMENT - 4

     IN WITNESS WHEREOF, the parties hereto have set their hands the day and year in this instrument first above written.

                                    IDAHO CONSOLIDATED METALS CORPORATION


                                    By: /s/ Del Steiner
                                        ---------------------------------------
                                        President


/s/ Lori A. Cox
--------------------------------
Secretary

                                    SILVER CRYSTAL MINES, INC.


                                    By: /s/ Joe Swisher
                                        ---------------------------------------
                                        Joe Swisher, President


JOINT DEVELOPMENT AGREEMENT - 5

4/29/98

LIST OF CLAIMS SEPARATED INTO BLOCKS FOR
ANNUAL WORK COMMITMENT
______________- IMD SETTLEMENT AGREEMENT
File:  claimlist.wb3

BLOCK 1
L. Brown Bear
SnowStorm
Pegmatite
New Pegmatite





                  A DETAILED LIST OF THE CLAIMS WITHIN THESE BLOCKS, INCLUDING IMC NUMBERS, WILL BE PROVIDED

                           JOINT DEVELOPMENT AGREEMENT


     This agreement made and entered into this 29th day of April 1998 by and between Idaho Mining & Development Company, Joe Swisher, etc., hereinafter IM&D and Idaho Consolidated Metals Corporation hereinafter ICMC.

     Whereas, the parties to this joint development agreement are or intend to be co-owners of the mining properties (a list of which is attached hereto and made a part hereof as exhibit A).

     Whereas, the properties have been co-owned in the past and the intent of this agreement is to establish the parties' respective rights and responsibilities for future orderly exploration and development of any potential mineable ore reserves on the various properties.

     Whereas, ICMC shall be the operator of the joint development of the properties with responsibilities standard to the mining industry including without limitations those found in that certain lease between the parties on the Golden Eagle Property entered into on April 29, 1998.

     Therefore, this agreement witnesseth that in consideration of the promises and of the mutual covenants, conditions, representations and warranties herein set out, the parties hereto agree as follows:

Title. Title has been maintained on the properties to the best of IM&D's ability in accordance with past agreements between the parties.

     1. Neither party represents title warranties to the other.

     2. A procedure utilizing a statutory title preservation procedure known as the "Small Miners Exemption" has been used to protect title to several of the properties. Both parties are fully aware of the procedure and its implications to clear property title for future exploration and development.

     3. IM&D agrees to provide quitclaim deed to all "Small Miner's Exemption" properties from the exempt holder thereof reflected in Exhibit A attached.

          a.) IM&D agrees to assist ICMC with whatever steps are necessary to get title into a marketable condition if possible cost to be borne by ICMC.

     4. ICMC, as operator, agrees to record deeds, relocate claims and/or generally take whatever action is necessary to get or keep title in a marketable condition costs to be borne by ICMC.


JOINT DEVELOPMENT AGREEMENT - 1

     5. Neither party represents to the other title can be maintained without further action or documentation and some property may be lost. The parties agree and hereby hold harmless each other for property lost due to conditions beyond the party's control.

Ownership:

     1. IM&D owns a undivided 40% (4/10) of the mining claims subject to this agreement. A list of which is Exhibit A attached hereto and made a part hereof by reference. In the event of an inadvertent document failure this clause is controlling.

     2. ICMC shall own an undivided 60% (6/10) of the mining claims subject to this agreement. In the event of an inadvertent document failure this clause is controlling.

Powers, Duties, and Obligations.

     1. ICMC shall take whatever action is necessary concerning title promptly and at ICMC's expenses. The obligation and responsibility to use good faith in pursing marketable title shall be the obligation and responsibility of ICMC.

     2. Evaluation of all geological data on the properties shall commence immediately under the direction and at the sole expense of ICMC for the purpose of establishing a sound two year evaluation and exploration program and for the purpose of determining the merit of each property. IM&D agrees to provide copies of all documents containing geological data in its possession to ICMC. All copying costs to be paid by ICMC.

     3. ICMC shall have the power to make decisions as to whether a property has merit and whether it should be "dropped" or maintained.

               (A.) In the event a property is scheduled to be "dropped" it is the obligation of ICMC to give IM&D 30 day notice prior to notice of abandonment to the Bureau of Land Management (BLM). IM&D may elect to keep the entire property at its own expense.

                    (1) ICMC agrees to provide or sign any documents required upon said election by IM&D in order to transfer the interest of ICMC to IM&D.

     4. ICMC shall be responsible for all reclamation, remediation and bonding costs associated with operations on the claims.




JOINT DEVELOPMENT AGREEMENT - 2

Expenditure, Fees, and Maintenance.

     1. ICMC as "operator" shall be required to pay all Fees and Maintenance requirements and other costs to keep the properties in good standing with both the State of Idaho and the BLM. ICMC shall be required to pay all reclamation, remediation and bonding costs associated with operations on the claims.

     2. ICMC shall be required to do $37,500 worth of exploration work on this block of properties in year one (September 1, 1998 to September 1, 1999) of the agreement.

          A.) ICMC shall be required to do $75,000 worth of exploration work in year two (September 1, 1999 and September 1, 2000) and each year thereafter to maintain this agreement in good standing.

     3. ICMC shall record an annual report of expenditures and progress of all work on these properties. IM&D shall at all reasonable times have the right to admit and inspection of all work on these properties. IM&D shall at all reasonable times have the right to admit and inspection of all work on site.

     4. In the event ICMC fails to meet these work commitments IM&D at their election may require ICMC to quitclaim deed their interest to IM&D or other party at IM&D's request.

     5. The parties are familiar with the "Force Majeure" concept as described in the Golden Eagle Mining Lease and it shall apply to this agreement.

Option for Participation or Dilution of Interest Upon Production

     In the event ICMC shall make a bona fide election to take the properties into production the following rights and obligations shall apply.

     1. ICMC shall give notice of its decision to take the property into production.

     2. Therefore IM&D shall have the right to elect within 60 days of receipt of the notice of decision to participate in production.

     3. In the event IM&D elects to participate in production ICMC shall advance 40% of the pre-production costs as a loan to IM&D to be repaid by IM&D from profits from actual production together with interest at the rate of prime rate +2% as published in The Wall Street Journal per annum until IM&D's 40% share of pre-production cost is paid in full. Pre-production costs commence upon the delineation of an inferred resource as defined by the Canadian Mining and Metallurgy Ad Hoc Committee Report of September, 1996. In the event profit from production is inadequate to repay IM&D


JOINT  DEVELOPMENT AGREEMENT - 3
     share of pre-production cost, the obligation of IM&D to pay pre-production cost is forgiven.

     4. In the event IM&D does not elect to participate in production, ICMC shall have the right to proceed to production and IM&D's ownership percentage shall decrease to 5% net smelter return. This provision shall not be interpreted to reduce or diminish the work requirements of ICMC herein.

First Right of Refusal.

     1. Each party shall have a standard first right of refusal in the event the other shall chose to alienate their interest.

Exploration Year. The parties recognize exploration and development is seasonal. For the purpose of this agreement the "exploration year" shall be September 1 to September 1 commencing September 1, 1998.

Arbitration. Any conflicts that arise under this agreement shall be submitted to arbitration. The parties agree the arbitration shall be by the rules established by the American Arbitration Association.

Notices.  By Registered Mail.

          Idaho Consolidated Metal Corporation
          P O Box 1124
          Lewiston, ID 38501

          Idaho Mining and Development
          Route 1, Box 119
          Cottonwood, ID 83522

     THE PARTIES AGREE TIES DOCUMENT MIGHT BE SUBJECT TO VANCOUVER STOCK EXCHANGE APPROVAL.


JOINT DEVELOPMENT AGREEMENT - 4

         IN WITNESS WHEREOF, the parties hereto have set their hands the day and year in this instrument first above written.

                                       IDAHO CONSOLIDATED METALS CORPORATION


                                       By: /s/ Del Steiner
                                           -------------------------------------
                                           President


/s/ Lori A. Cox
-------------------------------
Secretary

                                        IDAHO MINING AND DEVELOPMENT COMPANY


                                        By:  /s/ Joe Swisher
                                           -------------------------------------
                                             Joe Swisher, President





JOINT DEVELOPMENT AGREEMENT - 5

04/29/98

LIST OF CLAIMS SEPARATED INTO BLOCKS FOR
ANNUAL WORK COMMITMENT
___________ IMD SETTLEMENT AGREEMENT
File:  claimlist.wb3


BLOCK 3
L. Mallard
S/S Ellie
S/S Ophir




                  A DETAILED LIST OF THE CLAIMS WITHIN THESE BLOCKS, INCLUDING IMC NUMBERS, WILL BE PROVIDED

                           JOINT DEVELOPMENT AGREEMENT


     This agreement made and entered into this 29th day of April 1998 by and between Idaho Mining & Development Company, Joe Swisher, etc., hereinafter IM&D and Idaho Consolidated Metals Corporation hereinafter ICMC.

     Whereas, the parties to this joint development agreement are or intend to be co-owners of the mining properties (a list of which is attached hereto and made a part hereof as exhibit A).

     Whereas, the properties have been co-owned in the past and the intent of this agreement is to establish the parties' respective rights and responsibilities for future orderly exploration and development of any potential mineable ore reserves on the various properties.

     Whereas, ICMC shall be the operator of the joint development of the properties with responsibilities standard to the mining industry including without limitations those found in that certain lease between the parties on the Golden Eagle Property entered into on April 29, 1998.

     Therefore, this agreement witnesseth that in consideration of the promises and of the mutual covenants, conditions, representations and warranties herein set out, the parties hereto agree as follows:

Title. Title has been maintained on the properties to the best of IM&D's ability in accordance with past agreements between the parties.

     1. Neither party represents title warranties to the other

     2. A procedure utilizing a statutory title preservation procedure known as the "Small Miners Exemption" has been used to protect title to several of the properties. Both parties are fully aware of the procedure and its implications to clear property title for future exploration and development.

     3. IM&D agrees to provide quitclaim deed to all "Small Miner's Exemption" properties from the exempt holder thereof reflected in Exhibit A attached.

          a.) IM&D agrees to assist ICMC with whatever steps are necessary to get title into a marketable condition if possible cost to be borne by ICMC.

     4. ICMC, as operator, agrees to record deeds, relocate claims and/or generally take whatever action is necessary to get or keep title in a marketable condition costs to be borne by ICMC.


JOINT DEVELOPMENT AGREEMENT - 1

     5. Neither party represents to the other title can be maintained without further action or documentation and some property may be lost. The parties agree and hereby hold harmless each other for property lost due to conditions beyond the party's control.

Ownership:

     1. IM&D owns a undivided 40% (4/10) of the mining claims subject to this agreement. A list of which is Exhibit A attached hereto and made a part hereof by reference. in the event of an inadvertent document failure this clause is controlling.

     2. ICMC shall own an undivided 60% (6/10) of the mining claims subject to this agreement. In the event of an inadvertent document failure this clause is controlling.

Powers, Duties, and Obligations.

     1. ICMC shall take whatever action is necessary concerning title promptly and at ICMC's expenses. The obligation and responsibility to use good faith in pursing marketable title shall be the obligation and responsibility of ICMC.

     2. Evaluation of all geological data on the properties shall commence immediately under the direction and at the sole expense of ICMC for the purpose of establishing a sound two year evaluation and exploration program and for the purpose of determining the merit of each property. IM&D agrees to provide copies of all documents containing geological data in its possession to ICMC. All copying costs to be paid by ICMC.

     3. ICMC shall have the power to make decisions as to whether a property has merit and whether it should be "dropped" or maintained.

               (A.) In the event a property is scheduled to be "dropped" it is the obligation of ICMC to give IM&D 30 day notice prior to notice of abandonment to the Bureau of Land Management (BLM). IM&D may elect to keep the entire property at its own expense.

                    (1) ICMC agrees to provide or sign any documents required upon said election by IM&D in order to transfer the interest of ICMC to IM&D

     4. ICMC shall be responsible for all reclamation, remediation and bonding costs associated with operations on the claims.


JOINT DEVELOPMENT AGREEMENT - 2

Expenditure, Fees, and Maintenance

     1. ICMC as "operator" shall be required to pay all Fees and Maintenance requirements and other costs to keep the properties in good standing with both the State of Idaho and the BLM. ICMC shall be required to pay all reclamation, remediation and bonding costs associated with operations on the claims.

     2. ICMC shall be required to do $37,500 worth of exploration work on this block of properties in year one (September 1, 1998 to September 1, 1999) of the agreement.

          A.) ICMC shall be required to do $75,000 worth of exploration work in year two (September 1, 1999 and September 1, 2000) and each year thereafter to maintain this agreement in good standing.

     3. ICMC shall record an annual report of expenditures and progress of all work on these properties. IM&D shall at all reasonable times have the right to admit and inspection of all work on these properties. IM&D shall at all reasonable times have the right to admit and inspection of all work on site.

     4. In the event ICMC fails to meet these work commitments IM&D at their election may require ICMC to quitclaim deed their interest to IM&D or other party at IM&D's request.

     5. The parties are familiar with the "Force Majeure" concept as described in the Golden Eagle Mining Lease and it shall apply to this agreement.

Option for Participation or Dilution of Interest Upon Production

     In the event ICMC shall make a bona fide election to take the properties into production the following rights and obligations shall apply.

     1. ICMC shall give notice of its decision to take the property into production

     2. Therefore IM&D shall have the right to elect within 60 days of receipt of the notice of decision to participate in production.

     3. In the event IM&D elects to participate in production ICMC shall advance 40% of the pre-production costs as a loan to IM&D to be repaid by IM&D from profits from actual production together with interest at the rate of prime rate + 2% as published in The Wall Street Journal per annum until IM&D's 40% share of pre-production cost is paid in full. Pre-production costs commence upon the delineation of an inferred resource as defined by the Canadian Mining and Metallurgy Ad Hoc Committee Report of September, 1996. In the event profit from production is inadequate to repay IM&D


JOINT DEVELOPMENT AGREEMENT - 3
     share of pre-production cost, the obligation of IM&D to pay pre-production cost is forgiven

     4. In the event IM&D does not elect to participate in production, ICMC shall have the right to proceed to production and IM&D's ownership percentage shall decrease to 5% net smelter return. This provision shall not be interpreted to reduce or diminish the work requirements of ICMC herein.

First Right of Refusal.

     1. Each party shall have a standard first right of refusal in the event the other shall chose to alienate their interest.

Exploration Year. The parties recognize exploration and development is seasonal. For the purpose of this agreement the "exploration year" shall be September 1 to September 1 commencing September 1, 1998.

Arbitration. Any conflicts that arise under this agreement shall be submitted to arbitration. The parties agree the arbitration shall be by the rules established by the American Arbitration Association.

Notices.  By Registered Mail.

          Idaho Consolidated Metal Corporation
          P O Box 1124
          Lewiston, ID 38501

          Idaho Mining and Development
          Route 1, Box 119
          Cottonwood, ID 83522

     THE PARTIES AGREE THIS DOCUMENT MIGHT BE SUBJECT TO VANCOUVER STOCK EXCHANGE APPROVAL.


JOINT DEVELOPMENT AGREEMENT - 4

         IN WITNESS WHEREOF, the parties hereto have set their hands die day and year in this instrument first above written.

                                      IDAHO CONSOLIDATED METALS CORPORATION


                                      By: /s/ Del Steiner
                                           -------------------------------------
                                          President

/s/ Lori A. Cox
-----------------------------------
Secretary


                                      IDAHO MINING AND DEVELOPMENT COMPANY


                                      By: /s/ Joe Swisher
                                           -------------------------------------
                                          Joe Swisher, President



JOINT DEVELOPMENT AGREEMENT - 5

04/29/98

LIST OF CLAIMS SEPARATED INTO BLOCK FOR
ANNUAL WORK COMMITMENT
__________ IMD SETTLEMENT AGREEMENT
File:  claimlist.wb3

BLOCK 4
Cuddy Copper
IXL
New IXL


         A DETAILED LIST OF THE CLAIMS WITHIN THESE BLOCKS,
         INCLUDING IMC NUMBERS, WILL BE PROVIDED

                           JOINT DEVELOPMENT AGREEMENT

     This agreement made and entered into this 29 day of April 1998 by and between Idaho Mining & Development Company, Joe Swisher, etc., hereinafter IM&D and Idaho Consolidated Metals Corporation hereinafter ICMC.

     Whereas, the parties to this joint development agreement are or intend to be co-owners of the mining properties (a list of which is attached hereto and made a part hereof as exhibit A).

     Whereas, the properties have been co-owned in the past and the intent of this agreement is to establish the parties' respective rights and responsibilities for future orderly exploration and development of any potential mineable ore reserves on the various properties.

     Whereas, ICMC shall be the operator of the joint development of the properties with responsibilities standard to the mining industry including without limitations those found in that certain lease between the parties on the Golden Eagle Property entered into on April 29, 1998.

     Therefore, this agreement witnesseth that in consideration of the promises and of the mutual covenants, conditions, representations and warranties herein set out, the parties hereto agree as follows:

Title. Title has been maintained on the properties to the best of IM&D's ability in accordance with past agreements between the parties.

     1. Neither party represents title warranties to the other.

     2. A procedure utilizing a statutory title preservation procedure known as the "Small Miners Exemption" has been used to protect title to several of the properties. Both parties are fully aware of the procedure and its implications to clear property title for future exploration and development.

     3. IM&D agrees to provide quitclaim deed to all "Small Miner's Exemption" properties from the exempt holder thereof reflected in Exhibit A attached.

          a.) IM&D agrees to assist ICMC with whatever steps are necessary to get title into a marketable condition if possible cost to be borne by ICMC.

     4. ICMC, as operator, agrees to record deeds, relocate claims and/or generally take whatever action is necessary to get or keep title in a marketable condition costs to be borne by ICMC.


JOINT DEVELOPMENT AGREEMENT - 1

     5. Neither party represents to the other title can be maintained without further action or documentation and some property may be lost. The parties agree and hereby hold harmless each other for property lost due to conditions beyond the party's control.

Ownership:

     1. IM&D owns a undivided 40% (4/10) of the mining claims subject to this agreement. A list of which is Exhibit A attached hereto and made a part hereof by reference. In the event of an inadvertent document failure this clause is controlling.

     2. ICMC shall own an undivided 60% (6/10) of the mining claims subject to this agreement. In the event of an inadvertent document failure this clause is controlling.

Powers, Duties, and Obligations.

     1. ICMC shall take whatever action is necessary concerning title promptly and at ICMC's expenses. The obligation and responsibility to use good faith in pursing marketable title shall be the obligation and responsibility of ICMC.

     2. Evaluation of all geological data on the properties shaft commence immediately under the direction and at the sole expense of ICMC for the purpose of establishing a sound two year evaluation and exploration program and for the purpose of determining the merit of each property. IM&D agrees to provide copies of all documents containing geological data in its possession to ICMC. All copying costs to be paid by ICMC.

     3. ICMC shall have the power to make decisions as to whether a property has merit and whether it should be "dropped" or maintained.

               (A.) In the event a property is scheduled to be "dropped" it is the obligation of ICMC to give IM&D 30 day notice prior to notice of abandonment to the Bureau of Land Management (BLM). IM&D may elect to keep the entire property at its own expense.

                    (1) ICMC agrees to provide or sign any documents required upon said election by IM&D in order to transfer the interest of ICMC to IM&D.

     4. ICMC shall be responsible for all reclamation, remediation and bonding costs associated with operations on the claims



JOINT DEVELOPMENT AGREEMENT - 2

Expenditure, Fees, and Maintenance

     1. ICMC as "operator" shall be required to pay all Fees and Maintenance requirements and other costs to keep the properties in good standing with both the State of Idaho and the BLM. ICMC shall be required to pay all reclamation, remediation and bonding costs associated with operations on the claims.

     2. ICMC shall be required to do $37,500 worth of exploration work on this block of properties in year one (September 1, 1998 to September 1, 1999) of the agreement.

          A.) ICMC shall be required to do $75,000 worth of exploration work -in year two (September 1, 1999 and September 1, 2000) and each year thereafter to maintain this agreement in good standing.

     3. ICMC shall record an annual report of expenditures and progress of all work on these properties. IM&D shall at all reasonable times have the right to admit and inspection of all work on these properties. IM&D shall at all reasonable times have the right to admit and inspection of all work on site.

     4. In the event ICMC fails to meet these work commitments IM&D at their election may require ICMC to quitclaim deed their interest to IM&D or other party at IM&D's request.

     5. The parties are familiar with the "Force Majeure" concept as described in the Golden Eagle Mining Lease and it shall apply to this agreement.

Option for Participation or Dilution of Interest Upon Production

     In the event ICMC shall make a bona fide election to take the properties into production the following rights and obligations shall apply.

     1. ICMC shall give notice of its decision to take the property into production

     2. Therefore IM&D shall have the night to elect within 60 days of receipt of the notice of decision to participate in production.

     3. In the event IM&D elects to participate in production ICMC shall advance 40% of the pre-production costs as a loan to IM&D to be repaid by IM&D from profits from actual production together with interest at the rate of prime rate +2% as published in The Wall Street Journal per annum until IM&D's 40% share of pre-production cost is paid in full. Pre-production costs commence upon the delineation of an inferred resource as defined by the Canadian Mining and Metallurgy Ad Hoc Committee Report of September, 1996. In the event profit from production is inadequate to repay IM&D


JOINT DEVELOPMENT AGREEMENT - 3
     share of pre-production cost, the obligation of IM&D to pay pre-production cost is forgiven.

     4. In the event IM&D does not elect to participate in production, ICMC shall have the right to proceed to production and IM&D's ownership percentage shall decrease to 5% net smelter return. This provision shall not be interpreted to reduce or diminish the work requirements of ICMC herein.

First Right of Refusal.

     1. Each party shall have a standard first right of refusal in the event the other shall chose to alienate their interest.

Exploration Year. The parties recognize exploration and development is seasonal. For the purpose of this agreement the "exploration year" shall be September 1 to September 1 commencing September 1, 1998.

Arbitration. Any conflicts that arise under this agreement shall be submitted to arbitration. The parties agree the arbitration shall be by the rules established by the American Arbitration Association.

Notices.  By Registered Mail.

          Idaho Consolidated Metal Corporation
          P O Box 1124
          Lewiston, ID 38501

          Idaho Mining and Development
          Route 1, Box 119
          Cottonwood, ID 83522

     THE PARTIES AGREE TIES DOCUMENT MIGHT BE SUBJECT TO VANCOUVER STOCK EXCHANGE APPROVAL.



JOINT DEVELOPMENT AGREEMENT - 4

     IN WITNESS WHEREOF, the parties hereto have set their hands the day and year in this instrument first above written.

                                       IDAHO CONSOLIDATED METALS CORPORATION


                                       By: /s/ Del Steiner
                                           -------------------------------------
                                           President


/s/ Lori A. Cox
------------------------------------
Secretary


                                       IDAHO MINING AND DEVELOPMENT COMPANY


                                       By: /s/ Joe Swisher
                                           -------------------------------------
                                           Joe Swisher, President




JOINT DEVELOPMENT AGREEMENT - 5

04/29/98

LIST OF CLAIMS SEPARATED INTO BLOCKS FOR
ANNUAL WORK COMMITMENT
__________ IMD SETTLEMENT AGREEMENT
File:  claimlist.wb3

BLOCK 2
Buster Extension
Coeur d'Alene
Sultan
Tonapah
Union D



                  A DETAILED LIST OF THE CLAIMS WITHIN THESE BLOCKS, INCLUDING IMC NUMBERS, WILL BE PROVIDED